1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289

As filed with the Securities and Exchange Commission on April 26, 2002.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM S-6

FOR REGISTRATION UNDER THE
SECURITIES ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUST REGISTERED ON
FORM N-8B-2

Post-Effective Amendment No. 7      X

AAL VARIABLE LIFE ACCOUNT I
(Exact name of trust)

Aid Association for Lutherans
(Name of Depositor)

625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (612)340-7005

WOODROW E. ENO, ESQ.
Senior Vice President, Secretary and General Counsel of
AID ASSOCIATION FOR LUTHERANS
625 FOURTH AVENUE SOUTH
MINNEAPOLIS, MINNESOTA 55415
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

____ immediately upon filing pursuant to paragraph (b):
X      on April 30, 2002 pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
____ ( March 2001 ) pursuant to paragraph (a)(1) of Rule 485
____ 75 days after filing pursuant to paragraph (a)(2)

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offerings: Continuous

AAL VARIABLE LIFE ACCOUNT I

 Prospectus

 April 30, 2002

for the Flexible Premium Variable Universal

Life Insurance Certificates

AAL Variable Universal Life

On January 1, 2002, Lutheran Brotherhood ("LB") merged with and into Aid Association for Lutherans ("AAL"). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). This prospectus describes the flexible premium variable universal life insurance certificate offered by AAL/LB to persons who are eligible for AAL/LB membership. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The certificate provides a death benefit that is payable to a beneficiary you designate, flexible premiums and a variety of investment options.

Under the certificate, you may choose from the level or variable death benefit options. The level death benefit option provides a death benefit equal to the specified amount of your certificate. The variable death benefit option is equal to the certificate's specified amount plus any accumulated cash value. This death benefit will vary with the performance of the investment subaccounts you select.

After an initial premium, you may choose the timing and amount of your premium payments. This is accomplished by utilizing your cash value. However, the certificate must contain sufficient cash value to cover all certificate charges. If you do not maintain sufficient cash value, your certificate will lapse. When utilizing the flexible premium option, you must be aware of your premiums paid and your cash value. Your certificate's cash value will vary with the investment experience of your selected subaccounts.

Available subaccounts invest in the following portfolios:

                     AAL VARIABLE PRODUCT SERIES FUND, INC.
---------------------------------------------------------------------------------------
AAL Technology Stock Portfolio                       AAL Capital Growth Portfolio
AAL Aggressive Growth Portfolio                      AAL Large Company Index Portfolio
AAL Small Cap Stock Portfolio                        AAL Equity Income Portfolio
AAL Small Cap Index Portfolio                        AAL Balanced Portfolio
AAL Mid Cap Stock Portfolio                          AAL High Yield Bond Portfolio
AAL Mid Cap Index Portfolio                          AAL Bond Index Portfolio
AAL International Portfolio                          AAL Money Market Portfolio

Portfolios may not be available in some states.

You may choose to invest in the AAL/LB Fixed Account. The Fixed Account is part of AAL/LB's general account. AAL/LB will credit interest to the Fixed Account cash value on a daily basis. AAL/LB guarantees that the rate of interest will never be less than 4% annually.

This prospectus provides important information about this certificate and the AAL Variable Life Account I. Each subaccount of the AAL Variable Life Account I invests in a portfolio of the AAL Variable Product Series Fund, Inc. A prospectus for the AAL Variable Product Series Fund accompanies this prospectus. Please read both prospectuses carefully and keep them for future reference. AAL/LB has not authorized anyone to provide you with information that is contrary to that described inside this prospectus.

Aid Association for Lutherans/Lutheran Brotherhood is a fraternal benefit society operated under the laws of the State of Wisconsin. AAL/LB offers investment and insurance benefits to its members, employees and affiliates. Our home office is:

Aid Association for Lutherans
625 Fourth Avenue South
Minneapolis, Minnesota 55415
Telephone: (800) 990-6290
(612) 340-7210
E-Mail: aalmail@aal.org

All transaction requests, however, must be sent to our Service Center, at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

No claim is made that this variable life insurance certificate is in any way similar to or comparable to a systematic investment plan of a mutual fund. The purpose of this variable universal life insurance certificate is to provide life insurance protection for the beneficiary named by the certificate owner.

It may not be advantageous to replace your existing insurance with this certificate.

Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

Table of Contents

                                                             Page

Definitions                                                   5

Certificate Summary
   Introduction                                               7
   Purpose of the Certificate                                 7
   Types of Death Benefit                                     7
   Premium Payments                                           7
   Investment Options                                         8
   Charges                                                    8
   Accessing Cash Value                                      10
   Termination                                               10
   Tax Considerations                                        10
   Replacement                                               10

AAL/LB, the Accounts and the Fund
   Aid Association for Lutherans/Lutheran Brotherhood        11
   Separate Account                                          11
   The Fund                                                  11
   Investment Objectives of the Fund Portfolios              13
   Fixed Account                                             14
   Review of Investment Strategy                             14

Benefits
   Death Benefit                                             15
   Changing Your Death Benefit Option                        15
   Increasing Your Specified Amount                          15
   Decreasing Your Specified Amount                          16
   Death Benefit Guarantee                                   16
   Suicide Exclusion                                         16
   Maturity Benefit                                          17
   Additional Benefits                                       17
   Partial Withdrawals                                       17
   Loans                                                     17
   Surrender                                                 18

Premiums
   Flexibility                                               19
   Limits                                                    19
   Net Premiums & Premium Allocation                         19

Cash Value
   Fixed Account Cash Value                                  20
   Separate Account Cash Value                               20
   Accumulated Unit Value                                    20
   Transfers                                                 21
   Surrender Value                                           21

Charges and Expenses                                         22

Certificate Termination
   Lapse and Reinstatement                                   25
   Death, Maturity and Surrender                             25

Payout Options                                               26

Process, Payments and Service
   Applying for a Certificate                                27
   Requirements for Certificate Issuance                     27
   Timely Processing                                         27
   Written Requests                                          27
   Telephone Transactions                                    27
   Death Claims                                              28

General Information
   Free Look                                                 29
   Entire Contract                                           29
   State Variations                                          29
   Statements in the Application                             29
   Change of Certificate                                     29
   Incontestability                                          29
   Misstatement of Age or Sex                                29
   Maintenance of Solvency                                   29
   Basis  of Computations                                    29
   Reports to Certificate Owners                             30
   Membership                                                30
   Ownership                                                 30
   Beneficiary                                               30
   Collateral Assignment                                     30
   Voting Privileges                                         30
   Rights Reserved by AAL/LB                                 31
   Directors and Officers                                    31

Federal Tax Matters
   Separate Account Tax Status                               33
   Life Insurance Qualification                              33
   Pre-Death Distributions                                   33
   Modified Endowment Contracts                              33
   Diversification Requirements                              35

Other Considerations
   Litigation                                                36
   Distribution                                              36

Hypothetical Illustrations                                   37

Legal and Actuarial Matters                                  44
Financial Statements                                         44

Definitions

AAL: Aid Association for Lutherans

AAL/LB: Aid Association for Lutherans/Lutheran Brotherhood, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. It is the issuer of the certificates.

AAL CMC: AAL Capital Management Corporation, an indirect subsidiary of AAL/LB and a registered broker-dealer. It serves as principal underwriter of the certificates.

AAL/LB Representative: A person who is appropriately licensed by state insurance department officials to sell the certificates, and is a licensed Registered Representative of AAL CMC or Lutheran Brotherhood Securities Corp. (LBSC).

accumulation unit: A unit of measure used to calculate the cash value in each subaccount of the separate account. A further description is contained in the "Cash Value" section of this prospectus.

accumulation unit value: On any valuation date, the value of the accumulation unit of each subaccount of the separate account. A further description is contained in the "Cash Value" section of this prospectus.

age: The issue age of the insured plus the number of certificate years elapsed.

beneficiary: The person(s) named by the certificate owner to receive the death proceeds under the certificate. A beneficiary need not be a natural person.

cash value: The total value of the certificate. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

certificate: The flexible premium variable life insurance certificate offered by AAL/LB and described in this prospectus.

certificate anniversary: The same date in each succeeding year as the issue date.

certificate year: The 12-month period following the issue date or a certificate anniversary. The certificate year is always based upon the time elapsed since the issue date.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period.

death benefit: The amount paid upon the death of the insured.

death benefit option: Either of the two methods used to determine the death benefit.

death benefit guarantee: A certificate provision that guarantees that insurance coverage will not lapse if you meet certain conditions.

death benefit guarantee premium: The minimum monthly premium required to keep your particular certificate's death benefit guarantee in effect. Different combinations of age, sex, risk class, specified amount and additional benefits will result in different Death Benefit Guarantee premiums. Your Death Benefit Guarantee premium is listed on page 3A of your certificate and it is further described in the "Premiums" section of this prospectus.

fixed account: A cash value accumulation option that credits an interest rate. The fixed account is part of AAL/LB's general account, which includes all of AAL/LB's assets other than those in any AAL/LB separate account.

Fund: AAL Variable Product Series Fund, Inc., which is described in the Fund prospectus accompanying this prospectus.

good order: Any request that is made upon the appropriate, fully completed and executed AAL/LB form.

Home Office: Our principal executive office located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The toll-free number is (800) 225-5225.

insured: The person on whose life the certificate is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

issue age: The age of the insured as of his or her last birthday on or before the issue date.

issue date: The date insurance coverage begins under this certificate.

LB: Lutheran Brotherhood

monthly deduction date: The date each month on which AAL/LB deducts charges from cash value. It occurs each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month on which AAL/LB issued the certificate. A further description is contained in the "Charges" section of this prospectus.

net asset value: The unit of valuation for a portfolio as computed and described in such Fund's prospectus.

owner: The person or entity who owns the certificate. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.

separate account: AAL Variable Life Account I, which is separate from AAL/LB's general account.

Service Center: AAL/LB's Variable Universal Life Service Center at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

specified amount: Initially, the amount of life insurance for which AAL/LB issued the certificate. The specified amount of your certificate may change, as described in your certificate. This is further described in the "Benefits" section of this prospectus.

subaccount: A subdivision of the separate account. Each subaccount invests exclusively in the shares of a corresponding portfolio. This is further described in the "Investment Options" section of this prospectus.

surrender value: Cash value less any applicable surrender charges and outstanding loan balances.

valuation date: Any day upon which both the New York Stock Exchange is open for regular trading and AAL/LB is open for business.

valuation period: The period from the end of one valuation date to the end of the next valuation date.

written request: A written notice signed by the certificate owner, received in good order by AAL/LB at its Service Center.

we: AAL/LB.

you, your: The owner of the certificate.

Certificate Summary

Introduction
As you read this prospectus, keep in mind that you are considering the purchase of a life insurance certificate. Because a substantial part of your premiums pay for life insurance coverage, you should not buy this certificate unless a primary reason for your purchase is to provide life insurance protection. Variable life insurance provides primarily a death benefit but does have investment aspects. Because it has significant investment features that require you to make investment decisions and take investment risk, the certificate is classified as a form of a "security". Securities offered to the public must be registered with the Securities and Exchange Commission and all prospective purchasers must receive a prospectus.

This section of the prospectus provides only an overview of the more significant provisions of the certificate. No claim is made that the certificate is in any way similar or comparable to a systematic investment plan of a mutual fund. Please refer to the rest of this prospectus for additional details.

Purpose of the Certificate
The primary purpose of this variable universal life insurance certificate is to provide life insurance protection for beneficiaries for as long as the certificate remains in effect. Upon the insured's death, it provides a death benefit for a designated beneficiary. Additionally, the certificate may provide the benefit of cash accumulation, which may be available for loan or withdrawal during your lifetime.

Similar to traditional life insurance, the certificate's features include a death benefit, accumulation of cash value and loan and surrender privileges. However, the certificate differs from traditional life insurance because it offers flexible premiums and a choice of investment alternatives, with varying risks and potential returns. There are no scheduled monthly or annual premiums.

The variable universal life certificate is built around its cash value. Cash value changes every business day based upon the investment experience of the subaccounts or amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the certificate decrease cash value.

Your choice of the timing and amount of premiums you pay, investment options, and your use of withdrawal and loan privileges will be essential in the certificate's performance. The choices you make will directly impact how long the certificate remains in effect, its tax status and the amount of cash available for use.

Types of Death Benefit
There are two death benefit options available. You may choose from either the level or variable death benefit options. Under the level death benefit option, the death benefit is generally the specified amount. In contrast, the variable death benefit is generally equal to the specified amount plus the certificate's cash value, which can vary according to gains or losses of your selected investment options. Unless loans or withdrawals have been taken from cash value, the death benefit will never be less than the specified amount. You may change death benefit options as well as increase or decrease your specified amount, subject to insurability. Details are provided for in your certificate. See "Benefits - Death Benefit"

Each death benefit option provides a Death Benefit Guarantee. With the Death Benefit Guarantee, your certificate is guaranteed to stay in effect. Provided you pay required minimum premium amounts, this guarantee is available until the greater of age 65 or 10 years from the certificate issue date. See the "Premiums" section of this prospectus.

Your cash value may be an important part of your certificate. It may increase your death benefit. If your cash value builds to a large total compared to your specified amount, your death benefit will be increased as necessary to comply with federal tax law. This is required to maintain your certificate's tax status as life insurance.

Additional benefits are also available. They include accidental death benefit, disability waiver, guaranteed purchase option, and applicant waiver. See your certificate for details.

Premium Payments
You choose, within certain restrictions, when and how much premium to pay. To help keep your life insurance in effect, we recommend that you pay premiums that are sufficient to maintain your Death Benefit Guarantee. During the initial years of your certificate, it is very important to pay or exceed the Death Benefit Guarantee premiums. This helps build your cash value, making it more likely that your certificate will be able to cover certificate charges during any period of adverse investment returns. Taking loans and/or partial withdrawals may affect your Death Benefit Guarantee. To keep your Death Benefit Guarantee, your total premiums paid less partial withdrawals must equal or exceed the total Death Benefit Guarantee premiums plus any outstanding loan balance. See the "Premiums" section of this prospectus.

If you choose to make regular payments, AAL/LB will send you billing statements for the amount you select. Billing statements may be sent quarterly, semi-annually or annually.

Monthly payments can only be made through pre-authorized automatic payments.

The amount of premiums paid may affect the tax status of your certificate. The Internal Revenue Code's definition of life insurance limits the amount of premium you may pay. See "Life Insurance Qualification."

Important Note: The primary purpose for paying enough premiums to build your cash value is to cover increasing cost of insurance charges as the insured gets older. Unless you build your cash value over time, you will need to cover increasing costs with higher premium payments. Your cash value also depends upon the investment experience of the subaccount(s) in which your cash value is invested and, if this experience is low or negative, you may need to pay higher premiums.

Investment Options
The certificate allows you to choose where to allocate your net premiums (premiums minus the 3% premium expense charge). You may allocate net premiums among the various subaccounts and the fixed account.

Each subaccount invests in a portfolio of the AAL Variable Product Series Fund, Inc. The current portfolios are Money Market, Bond Index, High Yield Bond, Balanced, Equity Income, Large Company Index, Capital Growth, International, Mid Cap Index, Mid Cap Stock, Small Cap Index, Small Cap Stock, Aggressive Growth, and Technology Stock. Each portfolio has a different investment objective. Each subaccount's cash value will increase or decrease based on the investment experience of that portfolio.

Net premiums you allocate to the fixed account are credited to your fixed account's cash value. Cash value in the fixed account accumulates at a fixed rate of interest as declared by AAL/LB. This rate is guaranteed never to be lower than 4%. The fixed account is a part of AAL/LB's general account. The general account includes all of AAL/LB's assets other than those in our separate accounts (including the separate account).

You may transfer the cash value among the subaccounts and fixed account, as specified in the certificate. This allows you to adjust your investment strategy at any time. It is important to note that there is a risk of loss of principal associated with investing in the subaccounts.

Charges
The following chart outlines your certificate charges, expenses and the portion of premiums allocated to your designated investment options.

                                    Premium
                                       |
                                       |
                                       |
        Premium Expense Charge of 3%
        This charge is deducted from your premium and used to cover fraternal costs and sales and other expenses.
                                       |
                                       |
                                       |
        Net Premium
        This amount is allocated to one or more of the 14 subaccounts in the AAL Variable Life
        Account or the Fixed Account. AAL invests subaccount assets in the respective portfolios of AAL Variable Product Series Funds.
                                       |
                                       |
                                       |
        Cash Value
        On your first valuation date, the Cash Value is equal to the net premium amount minus any of the charges or credits described below which may be due on that date. Thereafter, the value of the certificate changes daily. Your cash value is equal to the sum of amounts allocated to the subaccounts and fixed account.
                                       |
                                       |
                                       |
        Changes in Your Cash Value Result from:
        +   Addition of any new net premiums;
        +/- Addition or subtraction of amounts reflecting the investment gain or losses of the chosen subaccounts;
        +   Addition of interest on amounts allocated to the fixed account. This rate has a guaranteed minimum rate of 4%;
        +   Addition of interest on cash value allocated to the fixed account to secure a loan. The fixed account has a guaranteed minimum interest rate of 4% (Separately, interest is charged on any loan at an annual rate of 8%, dropping to 7 1/4 % after 15th anniversary);
        -   Subtraction of any amount withdrawn;
        -   Subtraction of the charges listed below, if and when made.
                                       |
                                       |
                                       |
        Portfolio Charges
        -   Management fees and expenses - These charges are deducted from assets of the Fund portfolios (see attached Fund
            Prospectus). Fees range from 0.35% to 1.76% of the average annual daily net asset value.  See "Deductions from
            Portfolios".
                                       |
                                       |
                                       |
        Monthly Charges to Cash Value
        -   Mortality and Expense Risk Charge -This charge is deducted monthly from your cash value. For certificate years 1 to 15, the maximum charge is equal on an annual basis to .90%. For years 16 and beyond, the maximum charge is equal on annual basis to .40%. For certificate years 1 to 15, the current charge is equal on an annual basis to .75%. For certificate years 16 and beyond, the current charge is equal on an annual basis to .25%.
        -   Issue Expense Charge- For the first 36 months, your cash value is reduced by an Issue Expense Charge that covers issue costs. It will vary by age, risk class, specified amount and in most states, sex.
        -   Administrative Charge- A monthly Administrative Charge of $4 is deducted to cover the administrative cost of billing, collection, reports and calculations.
        -   Cost of Insurance Charge- A Cost of Insurance ("COI") charge will be deducted. It is equal to the cost of insurance rate times the amount at risk. The rate varies by issue age, certificate years, risk class, and in most states, by sex. Annual guaranteed rates appear in your certificate.
        -   Additional Benefit Charge- If your certificate includes riders or additional benefits, an Additional Benefit Charge will be deducted from the certificate cash value for those benefits. Benefits include guaranteed purchase option, disability waiver and accidental death.
        -   If the rating class of the insured results in extra charges, this will also be deducted.
                                       |
                                       |
                                       |
        Transactional Charges
        -   Surrender Charge- If you choose to surrender or terminate your certificate or reduce the certificate's specified amount, a
            surrender charge will be deducted from the cash value you receive. For the first three           years of the certificate, surrender
            charges remain level then grading to zero by the end of year ten. Charges       depend on your issue age, sex (in most states) and
            risk class. New surrender charges begin with each specified amount increase.
        -   Transfer Charge- We will charge $25 for each transfer between subaccounts and/or the fixed account in          excess of twelve
            per certificate year.
        -   Partial Withdrawal Charge- There is a partial withdrawal charge of $25 for each partial withdrawal after the first withdrawal in each certificate year.
        -   Change Fee- A $25 charge will be deducted from cash value for each change to the certificate.

For information concerning compensation paid for the sale of certificates, see "Other Consideration-Distribution."

Accessing Your Cash Value
Access to your certificate's cash value can be an extra benefit. You may access your cash value through partial withdrawals, loans, or a full surrender of your certificate. See "Benefits".

Under certain circumstances, you may withdraw a portion of the certificate's cash value without surrendering the certificate. The withdrawal amount is limited by the requirement that cash value after the withdrawal may not be zero or less than zero after deducting withdrawal charges.

You may take a loan for up to 92% (in most states) of your surrender value. AAL/LB can charge a maximum interest rate of 8% per year on the loan balance until you reach your 15th certificate anniversary. Thereafter, the rate will drop to a maximum rate of 7 1/4% per year. Cash value securing the loan will be transferred to the fixed account and may be credited with a lower interest rate than those credited to other cash value in the fixed account at that time. AAL/LB will determine the rates earned.

Both partial withdrawals and loans will reduce the cash value available to provide for certificate benefits. Before exercising these privileges, you should carefully consider the impact these distributions have on your certificate's cash value and death benefit.

If you surrender your certificate, you will receive the surrender value, which equals the cash value less any surrender charge and outstanding loans (including interest you owe).

There may be tax consequences when money is received from a certificate. Please consult with your tax advisor.

Termination
Unless the Death Benefit Guarantee is in effect, this certificate will terminate (lapse) when there is not enough cash value to pay the monthly charges. This may occur because of insufficient premium payments and/or negative or minimal performance of selected subaccounts. Should this happen, you have a short grace period to pay enough premiums to keep the certificate in effect. See "Certificate Termination".

Additionally, your certificate will terminate under the following circumstances:

  The insured dies and the death benefit is paid.
  You surrender your certificate for its surrender value (cash value less loans and unpaid loan interest and surrender charges).
  If you reach age 100. At that time the cash value less any loans and unpaid loan interest, will be paid to you.

Tax Considerations
Although guidance is limited and there is some uncertainty, we anticipate that certificates issued on a standard premium class basis should generally be deemed life insurance contracts under the federal tax law. There is less guidance, however, with respect to certificates issued on a rated or substandard basis and it is not clear whether such certificates will in all cases satisfy the applicable requirements. If a certificate qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of the earnings under the certificate until there is a distribution from the certificate. Moreover, death benefits payable under the certificate should be completely excludable from the gross income of the beneficiary. Therefore, the beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the certificate may be treated as a modified endowment contract ("MEC") under federal tax laws. If a certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the certificate will be taxable as ordinary income to the extent there are earnings in the certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the certificate is not a MEC, distributions will generally be treated first as a return of investment in the certificate and then as taxable income. Neither distributions nor loans from a certificate that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Matters." You should consult a tax adviser for assistance in all certificate related tax matters.

Replacement
The replacement of life insurance is generally not in your best interest. In some cases, if you require additional coverage, the benefits of your existing contract may be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a life insurance contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing the certificate described in this prospectus. You may have to pay a surrender charge on your existing contract, and the certificate described in this prospectus may impose a new surrender charge period. You should talk to your investment representative or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax on the surrender.

AAL/LB, the Accounts and the Fund

Aid Association for Lutherans/Lutheran Brotherhood
AAL/LB is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. On January 1, 2002, AAL and Lutheran Brotherhood merged creating the largest fraternal benefit society in the United States. The merged organization provides high quality insurance coverage, financial products and services, and fraternal benefits to help enhance the lives of our members. The merged organization operates under the Articles of Incorporation and Bylaws of AAL. Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans subject to AAL/LB's membership eligibility rules. AAL/LB members are joined together for insurance, education and volunteer opportunities.

Separate Account
The AAL Variable Life Account I is a segregated asset account established by the Board of Directors of AAL on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of "separate account" under the federal securities laws. The separate account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the separate account.

AAL/LB owns the assets of the separate account and keeps them legally segregated from the assets of the general account. The assets of the separate account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other certificate liabilities with respect to the separate account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the separate account shall not be chargeable with liabilities arising out of any other business AAL/LB may conduct, except to the extent that the assets of the separate account exceed the reserves and other certificate liabilities of the separate account arising under the certificates supported by the separate account.

Income, gains and losses, whether or not realized, from the assets in each subaccount are credited to or charged against that subaccount without regard to any of AAL/LB's other income, gains or losses. The value of the assets in the separate account is determined at the end of each valuation date.

The separate account consists of fourteen subaccounts investing in the following portfolios:

  AAL Technology Stock Portfolio
  AAL Aggressive Growth Portfolio
  AAL Small Cap Stock Portfolio
  AAL Small Cap Index Portfolio
  AAL Mid Cap Stock Portfolio
  AAL Mid Cap Index Portfolio
  AAL International Portfolio
  AAL Capital Growth Portfolio
  AAL Large Company Index Portfolio
  AAL Equity Income Portfolio
  AAL Balanced Portfolio
  AAL High Yield Bond Portfolio
  AAL Bond Index Portfolio
  AAL Money Market Portfolio

Each subaccount invests in a corresponding portfolio of the AAL Variable Product Series Fund, Inc (Fund). Additional portfolios may be added or substituted for the current portfolios at any time (subject to any necessary regulatory approval). Portfolios may not be available in some states. Net premiums allocated to a subaccount, and the resulting cash value will increase or decrease based on the investment experience of that subaccount's corresponding portfolio. You bear the investment risk for amounts in the subaccount(s).

AAL may substitute a different investment option for any of the current portfolios of the Fund. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing cash value; 2) future payments; and 3) existing and/or future owners.

The Fund
The AAL Variable Product Series Fund, Inc. is a Maryland corporation registered with the SEC under the Investment Company Act of 1940, as a diversified, open-end investment company (commonly known as a mutual fund). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. AAL Capital Management Corporation (AAL CMC) served as investment adviser from January 1, 2000 until December 31, 2001. As of January 1, 2002, AAL/LB became the Fund's investment adviser.

Pursuant to the investment advisory agreement, AAL/LB determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the portfolios. AAL/LB implements the investment program for the portfolios consistent with each portfolio's investment objectives, policies and restrictions. AAL/LB has retained Pacific Investment Management Company (PIMCO), Janus Capital Management LLC (Janus), and Oechsle International Advisors, LLC (Oechsle LLC), under investment sub-advisory agreements, to provide investment advice to the High Yield Bond Portfolio, Aggressive Growth Portfolio and International Portfolio, respectively.

Shares of the Fund are currently offered to the AAL Variable Annuity Account I, AAL Variable Annuity Account II and to the AAL Variable Life Account I to fund benefits payable under the certificates issued through each account. Shares of the Fund are also offered to retirement plans including the Aid Association for Lutherans Savings Plan. The Fund may also offer its shares directly to AAL/LB, other AAL/LB separate accounts, subsidiaries or affiliated companies.

At this time, AAL/LB does not anticipate any disadvantages to owners arising from the sale of Fund shares to support variable life insurance certificates and variable annuity certificates, or from shares being sold to separate accounts of insurance companies that may be affiliated with AAL/LB. However, AAL/LB will monitor events in order to identify any material irreconcilable conflicts that may arise, and will determine what action, if any, it should take in response to these conflicts. In addition, if AAL/LB believes that the Fund's response to any of these conflicts does not sufficiently protect owners, we will take appropriate action on our own.

The Fund currently consists of fourteen separate portfolios, each with its own investment objectives, investment program, policies and restrictions. The investment objectives of each portfolio are described below. No assurance can be given that each portfolio of the Fund will achieve its investment objective.

AAL CMC, a subsidiary of AAL/LB, offers mutual funds. The investment objectives and policies of certain Fund portfolios may be similar to the investment objectives and policies of the portfolios that AAL CMC may manage. The investment results of the portfolios may be higher or lower than the results of such other portfolios. There can be no assurance, and AAL/LB makes no representation, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or sub-adviser.

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Investment Objectives of the Fund Portfolios
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AAL Technology Stock Portfolio:             The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Aggressive Growth Portfolio:            The Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Small Cap Stock Portfolio:              The Portfolio seeks long-term capital growth by investing primarily in small company common stocks, and securities convertible into small company common stock.

AAL Small Cap Index Portfolio:              The Portfolio strives for capital growth that approximates the performance of the S&P
                                            SmallCap 600 Index* by investing primarily in common stocks of the Index.

AAL Mid Cap Stock Portfolio:                The Portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

AAL Mid Cap Index Portfolio:                The Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks included in the Index.

AAL International Portfolio:                The Portfolio strives for long-term capital growth by investing primarily in foreign stocks.

AAL Capital Growth Portfolio:               The Portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities that are convertible into common stocks.

AAL Large Company Index Portfolio:          The Portfolio strives for investment results that approximate the performance of the S&P
                                            500* by investing primarily in common stocks included in the Index.

AAL Equity Income Portfolio:                The Portfolio seeks current income, long term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

AAL Balanced Portfolio:                     The Portfolio seeks capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the AAL Large Company Index, Bond Index and Money Market Portfolios, respectively.

AAL High Yield Bond Portfolio:              The Portfolio strives for high current income and secondarily capital growth by investing primarily in high risk, high-yield bonds, commonly referred to as "junk bonds".

AAL Bond Index Portfolio:                   The Portfolio strives for investment results that are similar to the total return of the
                                            Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

AAL Money Market Portfolio:                 The Portfolio strives for maximum current income while maintaining liquidity and a stable net asset value of $1.00 per share by investing in high quality, short-term money market instruments.

* "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "Standard & Poor's SmallCap 600", "S&P SmallCap 600",
"S&P MidCap 400" and "Standard and Poor's MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

The product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 index, S&P SmallCap 600 Index and S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P, the S&P 500 index, S&P SmallCap 600 Index and S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 index, S&P SmallCap 600 Index and S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 index, S&P SmallCap 600 Index and S&P MidCap 400 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 index, S&P SmallCap 600 Index and S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 index, S&P SmallCap 600 Index and S&P MidCap 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Fixed Account
The fixed account offers the potential for cash value accumulation through the crediting of interest. Interest is credited on each premium allocated or transferred to the fixed account. From the date of the allocation or transfer, interest is credited daily.

All premiums allocated to the fixed account become part of AAL/LB's general account. The general account consists of all assets owned by AAL/LB other than those separated in the separate account or any separate account. Subject to applicable law, AAL/LB has sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, AAL/LB will declare an effective annual interest rate for the fixed account. AAL/LB guarantees that the effective interest rate will never be less than 4% annually. (A lower rate of interest may be credited to the portion of the fixed account securing a loan.)

AAL/LB may credit interest at a rate in excess of 4% per year. However, AAL/LB is not obligated to do so. There is no specific formula for the determination of excess interest. Such excess interest, if any, will be based on numerous factors. Some of the factors that AAL/LB may consider, include but are not limited to, general economic trends, AAL/LB's current and anticipated investment returns, regulatory requirements and competitive factors.

Any interest credited to amounts allocated to the fixed account in excess of 4% per year will be determined at the sole discretion of AAL/LB. The owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 4% for any given year.

Any premiums allocated to the fixed account will be subject to all certificate fees, charges and expenses.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), and the fixed account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Review of Investment Strategy
You should periodically review the allocation of your cash value among the subaccounts and fixed account. Consider the current market conditions, investment risks and objectives of the portfolios and your own objectives. A full description of the portfolios, their investment objectives, policies and restrictions, expenses, risks and other aspects of their operation is contained in the accompanying prospectus for the Fund. Read the accompanying Fund prospectus carefully.

You may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to AAL/LB's Service Center. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

Twelve transfers per certificate year may be made from subaccounts without charge. Only one transfer may be made from the fixed account in each certificate year. The transfer may not exceed greater of $500 or 25% of the cash value in the fixed account at the time of transfer.

Benefits

Death Benefit
The death benefit is the amount payable upon the death of the insured. At the time of purchase, you must choose between the Level or Variable Death Benefit options. The amount payable under either option will be determined as of the date of the insured's death. Loans, plus unpaid loan interest, and withdrawals reduce the death benefit paid.

Level Death Benefit - Option 1
As the name suggests, the death benefit for this option remains level, but in limited situations will vary. Under this option, the death benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If your certificate is kept in force for several years and your cash value increases, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. A table of death benefit factors is contained in your certificate.

You should consider death benefit option 1 if: (1) you do not expect your insurance needs to generally increase; or (2) you wish to minimize your insurance costs. In general, option 1 provides greater growth in cash value than option 2. In keeping the death benefit level, any increases in cash value reduce the actual amount of insurance at risk.

Variable Death Benefit - Option 2
Option 2 provides a death benefit that varies over time. Under this option, the death benefit will be the greater of the specified amount plus cash value or the death benefit factor (described above) multiplied by cash value. The death benefit fluctuates along with your cash value.

You should consider death benefit option 2 if: (1) you expect your insurance needs to increase or (2) you wish to have the potential for an increasing death benefit. In general, Option 2 provides a greater death benefit than Option 1.

Changing Your Death Benefit Option
You may request to change your death benefit option at any time. Upon approval, we will increase or decrease the specified amount so your death benefit immediately after the change will be the same as immediately before the change. If the change is approved, AAL/LB will compute the certificate charges and make the appropriate changes.

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. The change is not allowed if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change. AAL/LB may require proof of insurability for the increased specified amount.

Changing your certificate from a level to a variable death benefit during the first ten years may result in the assessment of a surrender charge. Your specified amount of insurance decreases so your death benefit immediately after the change will be the same as immediately before the change. Additionally, a $25 charge will be applied against your cash value for each death benefit option change.

There may be tax consequences when you change your death benefit option. Please consult your tax adviser.

Increasing Your Specified Amount
Subject to AAL/LB's underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the certificate anniversary following the insured's 80th birthday.

Requirements for increasing your specified amount are (1) you must provide proof of insurability for the increase; (2) increases must be at least $10,000, and (3) you must provide proof of insurable interest, if you are not the insured. When an increase is approved, it becomes effective as of the date shown on your certificate amendment.

Increases in your specified amount will result in additional charges. Charges will be computed at existing rates at the time of increase. Each increase will be subject to AAL/LB's issue expense charge. The issue expense charge is based on the insured's sex and age on the last certificate anniversary. This charge will apply for the number of months shown on your amended certificate information page. (Page 3A.1) The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the specified amount. These charges will be shown on page 3A.1.

An increase in your specified amount, along with other factors, may cause your certificate to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor. See "Modified Endowment Contract".

Decreasing Your Specified Amount
On or after your first certificate anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are (1) the specified amount remaining in effect cannot be less than $10,000 and (2) premiums or cash value must be in compliance with Internal Revenue Code's limits. AAL/LB reserves the right to refuse to accept premiums, and to refund premiums, earnings on premiums, or cash value necessary to ensure compliance with requirements in the Internal Revenue Code for tax deferral or exclusion of increases in cash value and death benefits from gross income.

The decrease will become effective as of the date the request is received at the Service Center. The decrease will be subtracted first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

A surrender charge will be subtracted from the cash value if a surrender charge is in effect for that part of the specified amount decreased. The surrender charges are shown on the Table of Surrender Charges in the certificate.

A decrease in your specified amount may cause your certificate to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax adviser. See "Modified Endowment Contract."

Death Benefit Guarantee
The Death Benefit Guarantee assures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon payment of your Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. Your particular Death Benefit Guarantee Premium is listed on your certificate. Your Death Benefit Guarantee Premium is equal to:

  a factor, based on age, sex, and risk class, multiplied by your specified amount divided by 1,000; plus the monthly administrative charge of $4; plus
  required premiums for each additional benefit you choose.

Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:

  the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium times the number of months since the certificate issue date, plus any outstanding loan balance, and;
  the insured's age is less than 65 or the certificate has been in effect no more than 10 years.

If part 1) of the test is not met, AAL/LB will notify the certificate owner within 30 days after the day which it has been determined that an insufficiency has occurred and allow two Monthly Deduction Dates to pay sufficient premiums or loan repayments. If you do not pay the required premium, the Death Benefit Guarantee will expire and cannot be reinstated. However, this does not necessarily terminate your certificate. See "Lapse and Reinstatement".

Changes in the specified amount or additional benefits will change the Death Benefit Guarantee Premium. The new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.

Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the certificate will be funded by your cash value. The certificate will remain in force until your surrender value is not large enough to pay monthly deductions or your certificate reaches its maturity date. See "Lapse and Reinstatement."

In some states, the Death Benefit Guarantee is not available for certain underwriting classes.

Suicide Exclusion
Generally, if the insured commits suicide within one year of the issue, AAL/LB will not pay a death benefit but will return all premiums paid. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the specified amount. If a suicide occurs within one year of the increase, only monthly deductions will be refunded.

Maturity Benefit
Upon the insured attaining age 100, the certificate will provide a maturity benefit equal to the cash value less any loans.

Additional Benefits
Several additional benefits are available on most certificates. They include Accidental Death Benefit, Disability Waiver, Guaranteed Purchase Option and Applicant Waiver. See your certificate for details.

Partial Withdrawals
Partial withdrawals offer you a way to access your cash value. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. It is implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to the ratio that the certificate's cash value in the subaccount or fixed account bears the total cash value of the certificate at the time of the partial withdrawal; or according to any other administrative option which you choose and is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any certificate year. An amount withdrawn may not be repaid.

For a certificate with the level death benefit option:

A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount, (a) the specified amount will be reduced by the amount (if any) by which the withdrawal amount exceeds the difference between the death benefit and the specified amount, (b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. Any request for a partial withdrawal that would reduce the specified amount below this amount will not be granted.

For a certificate with the variable death benefit option:

A partial withdrawal will reduce the cash value, death benefit and "premiums paid." Since the "premiums paid" are reduced, withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. It will not reduce the specified amount.

A partial withdrawal may have tax consequences. See "Federal Tax Matters". It is important to note that if the specified amount is decreased, there is a possibility that the certificate might be classified as a Modified Endowment Contract. See "Modified Endowment Contract."

Loans
Using your certificate as security, you may borrow up to 92% (in most states) of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th certificate anniversary. Thereafter the rate will drop to a maximum 7 1/4% per annum. (Please note that these rates are the maximum rates, current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the certificate's cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the variable subaccounts to the fixed account as security for the loan.

A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. AAL/LB will determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the certificate's 15th Anniversary and 31/4% thereafter.

While your certificate is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premium payments. Upon your request, AAL/LB will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment. Repayments will be allocated according to your premium investment allocation. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

A loan will reduce your surrender value as well as your death benefit. Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause your certificate to lapse. If your certificate lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your certificate's death benefit, before exercising these privileges.

A loan may have tax consequences. See "Federal Tax Matters."

Surrender
You may surrender this certificate for its surrender value by sending a written request to AAL/LB's Service Center. If you surrender your certificate, you will receive the cash value less any surrender charge and outstanding loan balance.

To completely surrender your certificate and receive your cash surrender value or for partial withdrawals, you must submit a signed AAL/LB surrender form to our Service Center. The surrender or withdrawal will not be processed until we receive your request in good order. You may obtain a form by contacting your Representative or calling our Service Center at (800) 225-5225. We do not accept Telephone Requests for full surrenders.

A full surrender of your certificate may have tax consequences. See "Federal Tax Matters."

Premiums

Flexibility
This certificate is a flexible premium certificate. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, AAL/LB has the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. AAL/LB will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. Pre-authorized automatic monthly check payments may also be arranged. Changes in frequency and payment amounts may be made at anytime. AAL/LB recommends that you pay at least the Death Benefit Guarantee Premiums to protect your certificate from lapsing.

It is very important to pay the Death Benefit Guarantee Premiums. This helps build your cash value, making it more likely that your certificate will have enough value to pay certificate charges during any period of adverse investment returns.

Under certain circumstance, large premium payments may cause the certificate to be characterized as a Modified Endowment Contract. See "Modified Endowment Contract." You should discuss with your AAL/LB representative the amount and frequency of your premiums.

Limits
AAL/LB reserves the right to:

  limit any increase in planned periodic premiums.
  limit the number and amount of payments in addition to planned periodic payments.
  refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the death benefit. AAL/LB will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the certificate which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, AAL/LB will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

Net Premiums & Premium Allocation
When you purchase this certificate, you must decide how to allocate your net premiums among the available subaccounts and fixed account. At purchase, you select a percentage for each account that will be used to allocate each net premium. You may change your allocation percentages at any time. Selected percentages must be a whole percent and in aggregate, must equal 100%.

When a premium payment is made, AAL/LB will deduct a 3% premium charge for sales expenses and fraternal activities from the premium. The remainder of the premium is called the "Net Premium." Net premiums are the amounts allocated among the various subaccounts.

Your initial net premium will be allocated to the accounts you choose (or to the Money Market Account as discussed below) at the time the certificate is issued. AAL/LB will issue your certificate if all underwriting and other requirements are met. Certificates are issued only on a valuation date from the 1st through the 28th of any month. New certificates that are ready for issuance on the 29th through the 31st of any month will be issued on the first valuation date in the following month. After issue, all net premiums are allocated according to the premium allocation percentages you have chosen. If AAL/LB receives your premium payment before the close of the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which payment is received. If your payment is received on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See definition of "Valuation Date" in the "Definitions" section of this prospectus.

AAL/LB has a plan that permits you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Premium payments under this plan will be allocated to the subaccount(s) or fixed account on the date you select. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date.

If you are within your "free look" period, allocation of your initial premiums in accordance with your instructions may be delayed. In certain states, a refund of premium or the greater of premium or accumulated values is required if you exercise your free look privilege. See "Free Look" in the "General Information" section of this prospectus. In these states, AAL/LB reserves the right to allocate net premiums to the Money Market subaccount until the expiration of the free look period plus an additional 5 day period. After this period, AAL/LB will allocate your cash value to the subaccounts and the fixed account based on your net premium allocation percentages.

Cash Values

On the issue date of this certificate, the cash value is the first net premium less any monthly deductions. After the issue date, cash value is equal to the sum of the cash values in the certificate's subaccount and fixed account.

The cash value of your certificate, at any one time, is determined by:

  multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value;
  if you have elected a combination of subaccounts, totaling the resulting values; and
  adding any value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your certificate and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and also accrue interest charges which may result in less interest credited to your certificate than if the amounts were allocated to the fixed account.

Over the life of your certificate, many factors determine its cash value. They include:

  premiums paid
  the investment experience of the subaccounts
  interest credited to the fixed account
  loans taken and loan repayments
  partial withdrawals taken
  and charges and deductions taken

Because a certificate's cash value is based on the variables listed above, it cannot be predetermined. Cash value in the separate account will largely be determined by market conditions and investment experience of the portfolios corresponding to the subaccounts chosen by the owner. The owner will bear all such risk.

The value of the fixed account is guaranteed as to principal and interest at 4%, subject to the charges described in the "Charges" section. There is no guaranteed minimum cash value for the separate account.

Fixed Account Cash Value
The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See the certificate for further detail.

Separate Account Cash Value
Number of Accumulation Units
The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

  net premiums are allocated to the subaccount; or
  cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

  cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers; or
  partial withdrawals and partial withdrawal charges are taken from the subaccount; or
  monthly deductions or transfer charges are taken from the subaccount; or
  a charge for a death benefit option change is allocated to the subaccount; or
  a charge for a certificate change is allocated to the subaccount; or
  surrender charges are allocated to the subaccount.

Accumulation Unit Value
For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next.

The accumulation unit value for a subaccount for any valuation period is equal to:

  the net asset value of the corresponding portfolio at the end of the valuation period;
  plus the amount of any dividend, capital gain or other distribution made by the portfolio if the "ex-dividend" date occurs during the valuation period;
  plus or minus any cumulative credit or charge for taxes reserved which is determined by AAL/LB to have resulted from the operation of the portfolio;
  divided by the total number of accumulation units held in the subaccount at the end of the valuation period before any of the transactions, referred to in the "Number of Accumulation Units" subsection above, have occurred.

Transfers
You may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to AAL/LB's Service Center. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

Twelve transfers per certificate year may be made from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each certificate year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any account must be at least $50.

You should carefully consider current market conditions and each portfolio's investment policies and related risks before allocating money to the portfolios.

We did not design the certificate's transfer privilege as a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Fund and increase transaction costs, we may adopt procedures to limit excessive transfer activity. In addition, the Fund may restrict or refuse transactions as a result of certain market timing activities.

Surrender Value
The surrender value is the total amount you may withdraw from the certificate. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your certificate to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the certificate, the current accumulation unit values, the separate account cash value, the fixed account cash value, the total cash value and the surrender value at least ANNUALLY.

Charges and Expenses
Charges are necessary to pay for death benefits, to cover the expenses generated by issuing and administering the certificate, and to fund AAL/LB's fraternal activities.

In addition to the charges described below, a $25 change fee will be charged if you choose to make changes to your certificate. Such certificate changes include but are not limited to, a change in risk class, death benefit options, and additional benefits.

The following is an explanation of our charges:

Deductions From Premium:
A charge of 3% of each premium payment is taken to cover sales and other expenses and provide support for AAL/LB's fraternal activities. To the extent that sales expenses are not recovered from this charge, AAL/LB may recover these expenses from other sources, including the mortality and expense risk charge described below.

Deductions From Portfolios
We deduct an investment advisory fee and other expenses daily from each portfolio. Currently, these fees and expenses range from 0.35% for the AAL Large Company Index Portfolio to 1.76% for the AAL Technology Portfolio.

The advisory fees are expressed as a percentage of average annual net assets. The expenses for the year ended 2001 are as stated in the following chart.

                                        Investment                          Other Expenses               Total Expenses
                                         Advisory                                 w/o                        (Net of
Portfolio                                  Fees            Current         Reimbursement                  Reimbursement)
---------------------------------------------------------------------------------------------------------------------------------------
AAL Technology Stock                      0.75%               0%                1.01%                       0.75%
AAL Aggressive Growth                     0.80                0                 0.93                        0.80
AAL Small Cap Stock                       0.70                0                 0.65                        0.70
AAL Small Cap Index*                      0.35                0.05              0.05                        0.40
AAL Mid Cap Stock                         0.70                0                 0.75                        0.70
AAL Mid Cap Index                         0.35                0                 0.78                        0.35
AAL International                         0.80                0                 0.28                        0.80
AAL Capital Growth                        0.65                0                 0.39                        0.65
AAL Large Company Index*                  0.31                0.04              0.04                        0.35
AAL Equity Income                         0.45                0                 0.72                        0.45
AAL Balanced*                             0.32                0.03              0.03                        0.35
AAL High Yield Bond                       0.40                0                 0.25                        0.40
AAL Bond Index                            0.35                0                 0.14                        0.35
AAL Money Market                          0.35                0                 0.16                        0.35

*Other Expenses are not reimbursed.

Currently, AAL, adviser to the Fund, is voluntarily reimbursing all expenses other than investment advisory fees for AAL Technology Stock, AAL Aggressive Growth, AAL Small Cap Stock, AAL Mid Cap Stock, AAL Mid Cap Index, AAL International, AAL Capital Growth, AAL Equity Income, AAL High Yield Bond, AAL Bond Index, and AAL Money Market Portfolios. The voluntary reimbursement does not apply to AAL Small Cap Index Portfolio, AAL Large Company Index Portfolio and AAL Balanced Portfolio. The adviser can terminate or reduce the voluntary reimbursement upon 30-day notice to the Fund. The chart above reflects total annual expenses for the portfolios for the year ended December 31, 2001.

Monthly Deductions From Cash Value

  A monthly administrative charge of $4 is deducted to cover administrative costs. This charge is for expenses such as premium billing and collection, certificate value calculation, transaction confirmations and periodic reports.
  A monthly issue expense charge is deducted to cover issue costs. It is deducted for the first 36 months after issue and at each specified amount increase. This charge will vary by age, risk class, specified amount and, in most states, sex.
  A cost of insurance charge is deducted. This charge varies by risk class, amount at risk, specified amount and, in most states, sex. Costs of insurance rates are determined by AAL/LB based upon expectations as to future mortality and expense experience. Any change in these rates will be applied on a uniform basis to all insureds of the same risk class. However, AAL/LB cannot use cost of insurance rates higher than the annual guaranteed cost of insurance rates shown in the certificate. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Mortality Tables (and, where unisex cost of insurance rates apply, the 1980 Commissioners Standard Ordinary Mortality Table B). These rates are based on the age and risk class of the insured. They are also based on the sex of the insured however unisex rates are used where appropriate under applicable laws. AAL/LB may profit from the cost of insurance charge and any profit may be used to pay for selling expenses.
  Monthly mortality and expense risk charges are deducted from the separate account to pay for the mortality and expense risks borne by AAL/LB. The mortality risk assumed is that the insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the certificate will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the certificates and operating the separate account will be greater than the charges assessed for such expenses. AAL/LB will realize a gain from this charge to the extent it is not needed to provide mortality benefits and expenses under the certificates, and will realize a loss to the extent the charge is not sufficient. Any profit may be used to pay for sales expenses. For certificates less than 15 years old, the monthly mortality and expense risk charge is guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For certificates 15 years old and older, the mortality and expense rate is guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for certificates which have not reached their 15th certificate anniversary. Currently, the first 15 years the monthly charge is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in certificate year 16. (No mortality and risk expense charges are deducted from the fixed account.)

Monthly deductions are deducted from each account on a basis proportional to the cash value in that account. For subaccounts, this is accomplished by selling accumulation units and withdrawing their value from that account. For the fixed account, the cash value is reduced by the fixed account's proportion of the monthly deduction. The monthly deduction is made as of the same date each month, beginning with the issue date, if that day of the month is a valuation date. If that day of the month does not fall on a valuation date, the deduction date is the nearest previous valuation date.

Surrender Charge
If you choose to surrender your certificate or reduce your specified amount, AAL/LB will reduce your cash value by the surrender charge. This charge is imposed as a deferred sales and administrative charge. It covers expenses associated with underwriting, issuing and distributing the certificate. Deductions will be made proportionately from each of your selected subaccounts and the fixed account.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand varies by sex (in most states), risk class and issue age. This is a declining charge that terminates at the end of the 10th certificate year. Your actual surrender charges are listed in your certificate.

If you increase your certificate's specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. The actual surrender charges for the increased specified amount will be listed separately on an amendment to your certificate. The amendment will be mailed to you at the time of the increase. For the first three years, the surrender charge for the increase is level, thereafter, it declines annually by 1/8th of the initial charge.
Beginning in the 11th year after the issue date (assuming no increases in specified amount), the surrender charge will be zero.

The following is an example of surrender charges for a 35-year-old male, $100,000 specified amount and a standard nonsmoker risk class:

                                                               Example:
--------------------------------------------------------------------------------
                                      Surrender
 Certificate                         Charge per
     Year                             Thousand
--------------------------------------------------------------------------------
      1                                $10.26
--------------------------------------------------------------------------------
      2                                 10.26
      3                                 10.26
      4                                  8.98
      5                                  7.70
      6                                  6.41
      7                                  5.13
      8                                  3.85
      9                                  2.57
      10                                 1.28
      11                                 0.00
--------------------------------------------------------------------------------

If you decrease the specified amount while the surrender charge applies, a surrender charge will be assessed. The charge is assessed proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. The decrease will be subtracted first from any previous increase in the specified amount, starting with the most recent, then from the original specified amount.

Transfer Charge
Twelve transfers per certificate year may be made between subaccounts and/or the fixed account without charge. AAL/LB will charge $25 for each transfer in excess of twelve.

The value of the separate account's net assets will reflect the investment advisory fee and other expenses incurred by the underlying Fund portfolios. For more information on these fees and expenses, see the "Deductions from Portfolios" table included in the "Charges and Expenses" section of the prospectus.

Variation or Reduction of Charges
AAL/LB will offer discounts for AAL/LB employees. AAL/LB may vary the charges and other terms of the certificates if special circumstances result in reduced sales expenses, administrative expenses, or various risks. These variations will not be unfairly discriminatory to the interests of other certificate owners. Variations may occur in certificates sold to members of a class of associated individuals, an employer or other entities representing an associated class.

Certificate Termination

Lapse and Reinstatement
Lapse
Your certificate will lapse if:

  your monthly charges are greater than your surrender value, your Death Benefit Guarantee is not in effect, and
  payment sufficient to cover the next two monthly deductions is not received within 61days of notification of the cash value deficiency (in most states).

If this cash value deficiency occurs, you have the right to reinstate your certificate, within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your certificate.

Reinstatement
You may reinstate the certificate any time within three years after it has lapsed. However, reinstatement cannot occur if the certificate was surrendered. To reinstate your certificate you must submit proper evidence of insurability and pay a premium equal to:

  the reinstated loan amount; plus
  any surrender charge at the time of reinstatement; plus
  the first two monthly deduction amounts after reinstatement; less the cash value at termination; less
  any surrender charge credited back at reinstatement; plus
  the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the percent of premium charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your certificate will then be reinstated as of the date AAL/LB approves your application for reinstatement.

If you reinstate your certificate, AAL/LB will not contest the validity of the reinstated certificate after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

Death, Maturity and Surrender
Your certificate will terminate if the insured dies, or if the owner surrenders the certificate. If the certificate is in effect at age 100, it will mature (end) and the cash value less any outstanding loan will be paid to the owner.

Payout Options

Selection
In addition to traditional lump sum payments, all or part of the life insurance proceeds from death, maturity or surrender may be disbursed through one of several payout options. Proceeds distributed according to a payout option do not vary with the investment performance of the separate account. Certificate owners may select or change a payout option prior to or after the insured's death. If you are the owner and insured, your beneficiary may choose an option at your death, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that may be applied to a settlement option is $1,000.

Option 1: Interest
Under this option, the proceeds are left with AAL/LB to accumulate interest. The rate of interest is determined annually by the AAL/LB Board of Directors. It will never be less than 3% annually. The commuted value of any remaining payments may be withdrawn at any time.

Option 2: A Selected Amount of Income
This option provides that proceeds with interest are used to make selected payments at regular intervals until the proceeds with interest have been paid. The payment period may not exceed 30 years. The rate of interest used will not be less than 3% annually. The commuted value of any remaining payments may be withdrawn at any time.

Option 3: A Specified Period
The proceeds with interest are used to make payments at regular intervals. You may choose a specified number of months or years, not more than 30 years. Guaranteed payments are shown in the certificate. The rate of interest used will not be less than 3% annually. The amount of payment may be greater than that guaranteed, as declared annually by AAL/LB's Board of Directors. The commuted value of any remaining payments may be withdrawn at any time.

Option 4: Life Payment
The proceeds are used to make payments at regular intervals while the person named to receive payments is living. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. The payee may choose a guaranteed payment period of 10 or 20 years. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The amount of the payments depends upon the age and, where permitted, the sex of the payees at the time the settlement agreement is issued. The amount of the payments depends on the age and, where permitted, sex of the persons named to receive payments at the time AAL/LB issues the payment certificate. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

Option 5: Joint & Survivor
The proceeds are used to make payments at regular intervals while both persons named to receive payments are living. The payee may choose a guaranteed payment period of 10 or 20 years. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The amount of the payments depends upon the age and, where permitted, the sex of the payees at the time the settlement agreement is issued.

Upon the death of one of the persons named to receive payments, AAL/LB will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. The reduced amount will be paid until the survivor payee's death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment.

The amount of the payments depends on the age and, where permitted, sex of the persons named to receive payments at the time AAL/LB issues the payment certificate. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the "1983 Table a" annuitant mortality table.

AAL/LB may also offer other payout options at its discretion.

Process, Payments and Service

Applying for a Certificate
AAL Variable Universal Life certificates are sold by Representatives of AAL/LB who are also Registered Representatives of AAL CMC or Lutheran Brotherhood Securities Corp (LBSC). To apply for an AAL Variable Universal Life certificate please contact your AAL/LB Representative. You can locate your Representative by calling (800) 225-5225 or visiting our Web Page www.aal.org.

Requirements for Certificate Issuance
In general, certificates may be issued on insureds below the age of 81 (75 in New York). Persons who are eligible for membership in AAL/LB may purchase certificates. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum specified amount will vary depending upon your age. For ages 20 and below, the minimum issue amount is $25,000. For ages 21 to 50, the minimum amount is $100,000. For ages 51 to 80 (75 in New York), the minimum amount is $50,000. AAL/LB requires proof of insurability, which may include a medical examination. Non-smokers are offered the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. AAL/LB reserves the right to change its underwriting requirements.

Timely Processing
AAL/LB will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time on a valuation date will use the certificate's cash value as of the close of business on that valuation date. AAL/LB will process requests received after that time using the certificate's cash value as of the close of business of the following valuation date.

Once your certificate is issued, AAL/LB will process payment of any amount due from the separate account within seven calendar days after AAL/LB receives your written request. Payment may be postponed if the New York Stock Exchange has been closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six MONTHS.

Written Requests
You may exercise any of the following privileges by sending written notice (and payment and/or evidence of insurability, if applicable) to AAL/LB at its Service Center :

  premium payment
  change in death benefit option
  increase/decrease in specified amount
  partial withdrawal
  surrender
  reinstatement
  transfers
  dropping/adding an additional benefit
  loan
  filing a death claim
  selecting/changing a settlement option
  change in allocation instructions
  loan repayment
  beneficiary change(s).

Written notice may be sent to Service Center:

AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

Telephone Transactions
If AAL/LB has received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the telephone. Telephone services include transfers, premium payment allocation changes, loans and certain other transactions.

AAL/LB has adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, AAL/LB will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner's name.

If several persons seek to effect telephone instructions at or about the same time, or if AAL/LB's recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner's telephone request is incomplete or not fully comprehensible, AAL/LB will not process the transaction.

The telephone number for transactions is (800) 225-5225.

AAL/LB reserves the right to restrict telephone transactions at any time.

We do not currently off Internet transactions capability to the certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

Death Claims
Written notice of death must be given to AAL/LB. Notice should include the insured's name and certificate number. Your AAL/LB Representative may assist you in these matters.
Once AAL/LB receives your notice, a claim form will be sent. Complete the claim form and send it to the Appleton Office along with a certified copy of the death certificate. Processing of the claim will begin as soon as these items are received.

General Information

Free Look
How to Cancel Your Certificate
Your certificate provides for an initial "free look" period. You, as the certificate owner, have the right to return your certificate within 10 days after you receive it. (Some states allow a longer period of time during which a certificate may be returned.) To return your certificate you may either:

  deliver or mail your certificate along with a written request to cancel to your AAL/LB Representative, or deliver or mail your certificate along with a written request to cancel to the Service Center:

  Aid Association for Lutherans
  4321 North Ballard Road
  Appleton, WI 54919-0001

Generally within seven days after AAL/LB receives your request for cancellation, we will cancel the certificate and send you a refund.

AAL/LB will refund to you an amount equal to the certificate's accumulation unit value as of the date the returned certificate or notification of cancellation is received by AAL/LB. This amount may be different than the premium you paid depending upon the investment experience of the subaccount(s) you selected.

If your state requires a full refund of all premiums, your premium will be allocated to the Money Market subaccount until your free look plus five-day period has expired.

Entire Contract
Your entire AAL/LB insurance certificate is comprised of:

  the certificate including any attached riders, endorsements or amendments;
  the application attached to the certificate, including any applications for increase in the specified amount; and
  the AAL Articles of Incorporation and Bylaws which are in effect on the issue date of the certificate.

State Variations
Any state variations in the certificates are covered in a special policy form for use in that state. This prospectus provides a general description of the certificates. Your actual certificate and any riders are the controlling documents. If you would like to review a copy of the certificate and riders, contact our service center. Certificates may not be available in all states.

Statements in the Application
Statements made in the application will be treated as representations and not warranties. No statement will be used by AAL/LB to void the certificate or to deny a claim unless it appears in the application.

Change of Certificate
No representative of AAL/LB except the president or the secretary may change any part of the certificate on behalf of AAL/LB.

Incontestability
AAL/LB will not contest the validity of the certificate after it has been in effect, during the lifetime of the insured, for two years from the issue date. AAL/LB will not contest the validity of an increase in the specified amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the certificate for more details.

Misstatement of Age or Sex
The values of the certificate are based on the insured's age and sex (in some states). If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or sex (in some states).

Maintenance of Solvency
This provision applies only to values in the fixed account.

If AAL/LB's reserves for any class of certificates become impaired, you may be required to make an extra payment. AAL/LB's Board of Directors will determine the amount of any extra payment based on each member's fair share of the deficiency. If the payment is not made, it will be charged as a loan against the certificate with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the certificate.

Basis of Computations
Minimum guaranteed cash values for the fixed account are based on the Commissioner's 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 4%. These values equal or exceed the minimum values required by law. A detailed statement of how AAL/LB calculates cash values for the certificate has been filed with the insurance department of the state or district where this certificate was delivered.

Reports to Certificate Owners
At least once each certificate year, AAL/LB will send you a report concerning the current status of your certificate. There is no charge for this report.

Upon your request, AAL/LB will send you an illustration of hypothetical values for the certificate. AAL/LB may charge a reasonable fee for each illustration requested.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

Confirmation notices will be sent during the year for certain certificate transactions.

Membership
For insureds issue age 15 and under, the insured will become a benefit member of AAL/LB at insurance age 16. For insureds issue age 16 and over, the person who applied for membership is a benefit member of AAL/LB. The rights and benefits of membership are set forth in the Articles of Incorporation and Bylaws of AAL. Membership cannot be transferred.

Ownership
For insureds with an issue age 16 or over, the person who is named as the owner on the application for insurance is the owner, unless ownership has been transferred. However, AAL/LB offers special insurance certificates for insureds with issue age 15 and under. Under the terms of these certificates, the insured is the owner of the certificate, unless ownership has been transferred. However, because of age, the insured cannot exercise the rights of ownership. Therefore, the person who applied for the certificate will have control over ownership rights, except for transfer of ownership, until the insured gains control of the certificate.

If you are the owner of the certificate but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you die before the insured and there is no successor owner named, ownership of the certificate will pass to your estate.

During the insured's lifetime, you may transfer ownership of the certificate by sending a signed written request to AAL/LB. The transfer must be approved by AAL/LB. Please note that the transfer of ownership may be a taxable event.

Beneficiary
The beneficiary is the person, entity or organization named to receive the death benefit after the insured dies. The Bylaws of AAL list those eligible to be beneficiaries. Beneficiaries are designated as first, second and third class. You may name more than one person or organization in the same class.

If no beneficiary has been named or survives the insured, AAL/LB will pay the proceeds as follows:

  to your estate if you are the insured; or
  to certificate owner if the owner is not the insured.

During the insured's lifetime, you may change the beneficiary by sending a signed written request to AAL/LB. Before a change is valid, the written request must be received in proper order.

Collateral Assignment
You may assign the certificate as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary's rights to the proceeds.

The assignments must be in writing and filed at our Service Center in a form acceptable to us. AAL/LB assumes no responsibility as to the validity or sufficiency of any assignment. AAL/LB is not liable for any payment made or any other action taken on the certificate before the assignment was recorded at our Service Center.

Any certificate loan obtained before an assignment is recorded at our Service Center has priority over the assignment.

A collateral assignment of the certificate may have tax consequences. See "Federal Tax Matters".

Voting Privileges
As previously mentioned, all of the assets held in the subaccounts are invested in shares of the corresponding portfolios. AAL/LB is the legal owner of those shares and has the right to vote on any matters voted on at shareholder meetings. To the extent required by law, AAL/LB will vote at shareholder meetings in accordance with instructions received from certificate owners. The owner will have instruction rights with respect to Fund shares attributable to the certificate. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit AAL/LB to vote the Fund shares in its own right, it may do so.

The number of votes upon which an owner can give instructions will be calculated separately for each subaccount. This number will be determined by dividing a certificate's accumulated value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted. Shareholders eligible to give voting instructions at the meeting of the Fund will be determined as of the record date established by the portfolio. In accordance with procedures established by the Fund, voting instructions will be solicited by written communications prior to such meeting. AAL/LB will furnish certificate owners with proper forms and proxies to enable them to give these instructions.

Any portfolio shares for which AAL/LB does not receive timely voting instructions, or which are not attributable to owners will be represented at the meeting and voted by AAL/LB in proportion to the instructions received from all owners. Any portfolio shares held by AAL/LB or its affiliates will be voted in proportion to the aggregate votes of all shareholders in the portfolio. Each person having a voting interest in a subaccount will receive proxy materials, reports and other materials relating to the appropriate portfolio.

Rights Reserved by AAL/LB
Subject to applicable law, AAL/LB reserves the right to make certain changes if, in its judgment, they would best serve the interests of the owners or would be appropriate in carrying out the purposes of the certificate. AAL/LB will obtain, when required, the necessary owner approval or regulatory approval. Examples of the changes AAL/LB may make include, but are not limited to:

  operating the separate account in any form permitted under the 1940 Act or in any other form permitted by law;
  adding, deleting, combining, or modifying subaccounts in the separate account;
  adding, deleting, or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another investment company or series thereof, or any other investment permitted by law; and
  making any amendments to the certificates necessary for the certificates to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner's account and thereby refuse any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Directors and Officers
Our Board of Directors decides matters of general policy and reviews the activities of AAL/LB and the Officers who conduct and supervise the daily business operations.

AAL/LB's Directors, and their principal occupations during the past five years are:
-------------------------------------------------------------------------------------------------------
    Richard E. Beumer                         Vice Chairman, Jacobs Engineering Group
-------------------------------------------------------------------------------------------------------
    Dr. Addie J. Butler                       Assistant to the President, Community College of
                                              Philadelphia
-------------------------------------------------------------------------------------------------------
    Elizabeth A. Duda                         Self-Employed
-------------------------------------------------------------------------------------------------------
    John O. Gilbert                           Chairman of the Board, Aid Association for Lutherans
    Gary J. Greenfield                        President, Wisconsin Lutheran College
    Robert H. Hoffman                         Group Vice President, Communication Division, Taylor
                                              Corporation
-------------------------------------------------------------------------------------------------------
    James M. Hushagen                         Partner, Eisenhower & Carlson, PLLC
-------------------------------------------------------------------------------------------------------
    Richard C. Kessler                        President and CEO, The Kessler Enterprise, Inc.
    Richard C. Lundell                        President, Lundell Financial Group
    John P. McDaniel                          Chief Executive Officer, MedStar Health
    Paul W. Middeke                           Retired Partner, Ernst & Young, LLP
    Bruce J. Nicholson                        President and CEO, Aid Association for Lutherans
    Robert B. Peregrine                       Partner, Peregrine & Roth, S.C.
    Paul D. Schrage                           Retired Senior Executive Vice President, McDonald's
                                              Corporation
-------------------------------------------------------------------------------------------------------
    Dr. Kurt M. Senske                        President and CEO, Lutheran Social Services
-------------------------------------------------------------------------------------------------------
    Dr. Albert K. Siu                         Chief Learning Officer, AT&T
    Roger G. Wheeler                          President, Wheel-Air, Inc.
    Thomas R. Zehnder                         Retired Pastor
-------------------------------------------------------------------------------------------------------

The Senior Officers of AAL/LB and their positions with AAL/LB are:
-------------------------------------------------------------------------------------------------------
    John O. Gilbert                           Chairman of the Board
-------------------------------------------------------------------------------------------------------
    Bruce J. Nicholson                        President  and Chief Executive Officer
    Jon M. Stellmacher                        Executive Vice President, Financial Services Operations
    Lawrence W. Stranghoener                  Executive Vice President and Chief Financial Officer
    James H. Abitz                            Senior Vice President, Investments
    Randall L. Boushek                        Senior Vice President and Treasurer, Finance
    Woodrow E. Eno                            Senior Vice President, General Counsel and Secretary
    Otis Haarmeyer                            Senior Vice President, Field Operations
    Jennifer H. Martin                        Senior Vice President, Corporate Administration
    Pamela J. Moret                           Senior Vice President, Marketing and Products
    Frederick A. Ohlde                        Senior Vice President, Fraternal Operations
    Walter S. Rugland                         Senior Vice President
    James A. Thomsen                          Senior Vice President, Field Operations
-------------------------------------------------------------------------------------------------------

Federal Tax Matters

Separate Account Tax Status
Both investment income and realized capital gains of the separate account (i.e., income and capital gains distributed to the separate account by the Fund) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, AAL/LB reserves the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

Life Insurance Qualification
Section 7702 of the Internal Revenue Code includes a definition of a life insurance contract for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, AAL/LB believes that the certificate meets the statutory definition of life insurance. There is less guidance, however with respect to certificates issued on a rated or substandard basis and it is not clear whether such certificates will in all cases satisfy the applicable requirements. If it is subsequently determined that a certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the certificate into compliance with such requirements and we reserve the right to restrict certificate transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied, (a) death benefits paid under the certificate should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the cash value under a certificate, including increments thereof, prior to actual receipt.

AAL/LB intends to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected certificate holders and will be made only after advance written notice.

Pre-Death Distributions
The taxation of pre-death distributions depends on whether the certificate is considered a modified endowment contract (MEC). A certificate's qualification as a MEC is discussed below.

General Rules: Upon surrender, you will be taxed on the excess of surrender value plus unpaid certificate loans and interest less premiums paid reduced by untaxed withdrawals.

Assuming a certificate is not a MEC, partial withdrawals are generally only taxable to the extent the withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, certain distributions that enable a certificate to continue to qualify as a life insurance contract for federal income tax purposes, if certificate benefits are reduced during the first 15 certificate years, may be treated in whole or in part as ordinary income subject to tax.

Generally, loans received under the certificate, assuming the certificate is not a MEC, will not be treated as subject to tax when taken. If a loan is outstanding when a certificate that is not a MEC is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals will be considered nondeductible "personal interest". Distributions or loans from or secured by a certificate that is not a MEC are subject to the 10% additional income tax discussed below.

Modified Endowment Contracts
A modified endowment contract (MEC) is a class of life insurance contract created under the Internal Revenue Code. The flexible premium life insurance certificate may become classified as a MEC if it fails the Internal Revenue Code's "7-Pay Premium Test." The certificate will fail the "7-Pay Premium Test" if at any time during the first seven years of the certificate, your cumulative premiums exceed the cumulative "7-Pay" premiums up to that time. The "7-pay" premium is generally the theoretical level annual premium that would have to be paid during the first seven certificate years (or during the first seven years after a "material change" such as an increase in benefits) to keep the certificate in force until its Maturity Date with no further premium payments after the seven-year period.

The following is an example of a "7-Pay Premium" comparison:

---------------------------------------------------------------------------------------------------------------------------------------
                             Premium                  Cumulative                 7-Pay               Cumulative
   Year                       Paid                      Premium                 Premium             7-Pay Premium
---------------------------------------------------------------------------------------------------------------------------------------
      1                        1500                      1500                     1500                    1500
---------------------------------------------------------------------------------------------------------------------------------------
      2                        1000                      2500                     1500                    3000
      3                        1000                      3500                     1500                    4500
      4                        1000                      4500                     1500                    6000
      5                        2500                      7000                     1500                    7500
      6                        2500                      9500**                   1500                    9000** (MEC)
      7                        1000                     10500                     1500                   10500
---------------------------------------------------------------------------------------------------------------------------------------

In this comparison, the certificate becomes a MEC in year six. The cumulative premiums exceed the cumulative for level premiums.

The "7-Pay Premium Test" is also administered for seven years after a "material change." A "material change" includes but is not limited to, life insurance exchanges, term conversions, change in underwriting class and increases in terms or benefits. (Increases attributable to premium payments necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes.) If a certificate fails to meet the "7-Pay Premium Test", distributions during the failing certificate year and any subsequent years will be affected.

A MEC is subject to different pre-death distribution tax rules than those of normal life insurance certificates. All distributions, including certificate loans, withdrawals and collateral assignments will be taxed as part of the owner's gross income to the extent that the cash value of the certificate before the distribution is more than the premiums paid into the certificate. In other words, distributions will be taxed as current income until all of the certificate earnings have been taxed. Distributions from a MEC (including loans) are generally subject to a 10% penalty tax if taken before the certificate owner reaches age 59 1/2. If distributions, within the prior two years, were made in anticipation of a certificate becoming a MEC, those distributions are also taxed. This means that a distribution made from a certificate that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and may receive a 10% penalty tax if taken before you reach age 59 1/2. This penalty tax also applies to corporate owned certificates.

When increasing or decreasing the terms or benefits of your certificate, it is important to be aware that these events can cause your certificate to be classified as a MEC. "Material changes," including benefit increases and the addition of additional benefits, result in a new "7-Pay " testing period with a new "7-Pay" premium based on the new benefit levels. Reducing your death benefits or additional benefits during the "7-Pay" testing period results in a new, lower, "7-Pay" premium based on the new lower benefit level. The new "7-Pay" premium is retroactive to the start of the "7-Pay" testing period. The cumulative premium payments that you may have already made during the"7-Pay" testing period could exceed the cumulative "7-Pay" premiums at the new lower level. In which case, your certificate would be classified as a MEC.

Failing the "7-Pay Premium Test", due to a premium payment, may be remedied by the return of a portion of the premium with interest. If premium and interest are returned within 60 days of the end of the failing certificate year, the returned premium amount will be used to reduce the sum of the premiums paid under the certificate for the failing year. However, the interest is taxable. Premiums and interest must be returned within 60 days or the certificate will remain a MEC for the life of the certificate. Please note that MEC's do not have to be corrected but you may be subject to adverse tax consequences.

AAL/LB will notify you if the certificate becomes a MEC. When determining the amount includable in your gross income, all MECs purchased from AAL/LB during any calendar year are treated as one MEC. In order to avoid MEC treatment, you should be aware of premiums paid into the certificate.

Diversification Requirements
Section 817(h) of the Internal Revenue Code requires that the investments of the separate account are "adequately diversified" in order for the certificate to be treated as a life insurance certificate for federal income tax purposes. It is intended that the separate account, through the Fund portfolios, will satisfy these diversification requirements.

In certain situations, owners of variable life insurance certificates have also been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their certificates due to their ability to exercise investment control over assets. Where this is the case, the certificate owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and transfer certificate accumulation values have not been explicitly addressed in published rulings. While we believe that this certificate does not give owners investment control over separate account assets, we reserve the right to modify the certificate as necessary to prevent an owner from being treated as the owner of the separate account assets supporting the certificate.

Other Considerations

The certificate can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new certificate or a change in an existing certificate should consult a tax adviser.

Because of the complexity of the law and its unique application to every individual, tax advice may be needed by a person contemplating purchase of a certificate or the exercise of options under a certificate. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the prospectus.

The preceding description is based upon AAL/LB's understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the certificate could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change). You should consult with a tax adviser with respect to legislative developments and their effect on the certificate.

The preceding comments do not take into account estate, gift, and generation-skipping transfer taxes, state income or other state tax considerations which may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted.

Litigation
There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the certificates, to which the separate account, AAL/LB or the principal underwriter is a party to or to which the assets of the separate account are subject. As a fraternal benefit society offering certificates of insurance, AAL/LB is ordinarily involved in litigation. AAL/LB does not believe that any current litigation or administrative proceeding is material to its ability to meet its obligations under the certificate or to the separate account, nor does AAL/LB expect to incur significant losses from such actions.

Distribution
AAL Capital Management Corporation, 222 West College Avenue, Appleton, Wisconsin, 54919-0007 (AAL CMC) is an indirect subsidiary of AAL/LB and a registered broker-dealer. AAL CMC is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the certificates. Certificates are distributed by Registered Representatives of AAL CMC. AAL CMC is a member of the National Association of Security Dealers, Inc. (NASD), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of the AAL Variable Annuity Account I and II and The AAL Mutual Funds. AAL CMC's fiscal year operates on a calendar year basis.

Duly licensed Registered Representatives of AAL CMC are also licensed by state insurance departments to sell the certificates as AAL Representatives. AAL CMC may execute selling agreements with other broker dealer firms to sell the certificates. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. AAL offers the certificates in all states where it is authorized to do so.

AAL CMC will pay the AAL Representatives commissions and other distribution compensation on the sale of the certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. AAL CMC pays AAL representatives a commission of up to 50% of the Death Benefit Guarantee Premium in the first year and up to 23% of the Death Benefit Guarantee Premium in the second year. In addition to direct compensation, AAL representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements. We intend to recoup commissions and other sales expenses through fees and charges imposed under the certificate. Commissions paid on the certificate, including other incentives or payments, are not charged directly to the owners of the separate account.

Hypothetical Illustration

The following tables illustrate how the death benefits, cash values, and surrender values of a hypothetical certificate could vary over an extended period. They are "hypothetical" because they are based upon several assumptions. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 8%, and 10%.

The certificates illustrated include the following:

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 8% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 8% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return.

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 8%, or 10% over a period of years, but also fluctuated above or below those averages for individual certificate years. The illustrations assume no certificate loans or withdrawals have been taken. The amounts would differ if unisex rates were used.

A gross and net return is shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the portfolios before any reduction is made for investment advisory fees or other expenses. The net return reflects the average total annual expense of the 14 portfolios of .53%. Assuming current charges, gross returns of 0%, 8% and 10% are equivalent to net returns of -.53%, 7.47% and 9.47% respectively.

The third column of each table, labeled "Premiums Accumulated at 5%," shows the amount which would accumulate if an amount equal to the annual premium, (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, cash values and surrender values reflect the fact that the net investment return on the certificate is lower than the gross investment return on the separate account. This results from the charges levied against the separate account (e.g., the mortality and expense risk charge) as well as the premium charge, administrative charges, issue expense charge and surrender charges. The difference between the cash value and the surrender value is the surrender charge.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the certificate. The amounts shown at the end of each certificate year reflect a daily investment advisory fee and other expenses equivalent to an annual rate of .53% of the aggregate average daily net assets of the subaccounts. This hypothetical rate is representative of the average maximum advisory fee plus other expenses applicable to the portfolios in which the subaccount invests. This rate assumes that the cash value is allocated equally among the subaccounts and is based on the 2001 expenses for the portfolios. The rate also reflects the deduction of actual expense reimbursements made to certain portfolios by AAL , the investment adviser to the Fund. (See "Deductions from Portfolios" for additional information on the amounts of these reimbursements.) Expenses may vary by subaccount and are subject to agreements by the sponsor to waive or otherwise reimburse certain portfolios for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future. Values illustrated would be lower if these reimbursements had not been taken into account. The actual charge under a certificate for portfolio expenses will depend on the actual allocation of the cash value, and may vary depending on the allocation of cash values.

The tables assume the deduction of charges including administrative charges, sales charges, issue expense charges and mortality and expense risk charges. The monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of ..75% (.0625% monthly) and at a annual maximum rate of .90% (.075% monthly) for certificate years 1 to 15. For certificate years 16 and beyond, the monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of .25% (.02084% monthly) and at a annual maximum rate of .40% (.03334% monthly). The tables reflect the fact that we do not currently make any charge against the separate account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, cash values and surrender values shown.

If you are considering the purchase of a variable life insurance certificate from another insurance company, you should not rely upon these tables for comparison purposes. AAL/LB will furnish, upon request, a comparable illustration based on the proposed insured's issue age, risk class, sex, specified amount, death benefit option and premium amount requested.

Hypothetical Illustration

                                                   FLEXIBLE PREMIUM UNIVERSAL LIFE
                      Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                                     Issue Age:     40
                                                    Risk Class:     Standard Nonsmoker
                                          Death Benefit Option:     Level
                                              Specified Amount:     $250,000
                                                           Sex:     Male
                                                Annual Premium:     $2,534

---------------------------------------------------------------------------------------------------------------------------------------
                                                        0% (-0.53% net)                            0% (-0.53 net)
                            Premium              Hypothetical Rate of Return &               Hypothetical Rate of Return
   End of                 Accumulated                   Maximum Charges                           & Current Charges
  Certificate              at 5% per            Death         Cash       Surrender            Death        Cash      Surrender
     Year       Age          Year              Benefit        Value        Value             Benefit       Value       Value
---------------------------------------------------------------------------------------------------------------------------------------
      1         41           $2,661          $250,000       $1,602           $0            $250,000      $1,605           $0
---------------------------------------------------------------------------------------------------------------------------------------
      2         42            5,454           250,000        3,141          100             250,000       3,149          108
      3         43            8,388           250,000        4,616        1,575             250,000       4,631        1,591
      4         44           11,468           250,000        6,213        3,555             250,000       6,263        3,605
      5         45           14,702           250,000        7,740        5,464             250,000       7,849        5,573
      6         46           18,098           250,000        9,187        7,294             250,000       9,418        7,524
      7         47           21,663           250,000       10,553        9,042             250,000      10,966        9,455
      8         48           25,407           250,000       11,833       10,705             250,000      12,431       11,303
      9         49           29,338           250,000       13,022       12,277             250,000      13,856       13,110
     10         50           33,466           250,000       14,116       13,753             250,000      15,240       14,877
     15         55           57,414           250,000       17,729       17,729             250,000      21,268       21,268
     20         60           87,979           250,000       17,338       17,338             250,000      25,776       25,776
     25         65          126,987           250,000        9,394        9,394             250,000      26,770       26,770
     30         70          176,774                 0            0            0             250,000      20,465       20,465
---------------------------------------------------------------------------------------------------------------------------------------

Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the certificate could be significantly different than those shown even if actual returns averaged 0%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the certificate unless the owner pays more than the stated
premium. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

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                                                   FLEXIBLE PREMIUM UNIVERSAL LIFE
                      Illustration of Death Benefits, Cash Values and Surrender Values Based on 8% Rate of Return

                                                     Issue Age:     40
                                                    Risk Class:     Standard Nonsmoker
                                          Death Benefit Option:     Level
                                              Specified Amount:     $250,000
                                                           Sex:     Male
                                                Annual Premium:     $2,534

---------------------------------------------------------------------------------------------------------------------------------------
                                                        8% (7.47% net)                              8% (7.47 net)
                            Premium              Hypothetical Rate of Return &               Hypothetical Rate of Return
   End of                 Accumulated                   Maximum Charges                           & Current Charges
  Certificate              at 5% per            Death         Cash       Surrender            Death        Cash      Surrender
     Year       Age          Year              Benefit        Value        Value             Benefit       Value       Value
---------------------------------------------------------------------------------------------------------------------------------------
      1         41           $2,661          $250,000       $1,762           $0            $250,000      $1,765           $0
---------------------------------------------------------------------------------------------------------------------------------------
      2         42            5,454           250,000        3,597          556             250,000       3,606          566
      3         43            8,388           250,000        5,508        2,468             250,000       5,527        2,487
      4         44           11,468           250,000        7,696        5,037             250,000       7,753        5,095
      5         45           14,702           250,000        9,977        7,702             250,000      10,104        7,829
      6         46           18,098           250,000       12,351       10,458             250,000      12,617       10,724
      7         47           21,663           250,000       14,820       13,310             250,000      15,301       13,790
      8         48           25,407           250,000       17,387       16,259             250,000      18,102       16,974
      9         49           29,338           250,000       20,054       19,308             250,000      21,074       20,329
     10         50           33,466           250,000       22,821       22,458             250,000      24,227       23,864
     15         55           57,414           250,000       38,030       38,030             250,000      42,922       42,922
     20         60           87,979           250,000       56,400       56,400             250,000      68,954       68,954
     25         65          126,987           250,000       76,501       76,501             250,000     103,943      103,943
     30         70          176,774           250,000       96,268       96,268             250,000     150,931      150,931
---------------------------------------------------------------------------------------------------------------------------------------

Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the certificate could be significantly different than those shown even if actual returns averaged 8%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the certificate unless the owner pays more than the stated
premium. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

---------------------------------------------------------------------------------------------------------------------------------------

                                                   FLEXIBLE PREMIUM UNIVERSAL LIFE
                     Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                                     Issue Age:     40
                                                    Risk Class:     Standard Nonsmoker
                                          Death Benefit Option:     Level
                                              Specified Amount:     $250,000
                                                           Sex:     Male
                                                Annual Premium:     $2,534

---------------------------------------------------------------------------------------------------------------------------------------
                                                        10% (9.47% net)                            10% (9.47 net)
                            Premium              Hypothetical Rate of Return &               Hypothetical Rate of Return
   End of                 Accumulated                   Maximum Charges                           & Current Charges
  Certificate              at 5% per            Death         Cash       Surrender            Death        Cash      Surrender
     Year       Age          Year              Benefit        Value        Value             Benefit       Value       Value
---------------------------------------------------------------------------------------------------------------------------------------
      1         41           $2,661          $250,000       $1,802           $0            $250,000      $1,805           $0
---------------------------------------------------------------------------------------------------------------------------------------
      2         42            5,454           250,000        3,715          674             250,000       3,725          684
      3         43            8,388           250,000        5,748        2,707             250,000       5,767        2,727
      4         44           11,468           250,000        8,106        5,448             250,000       8,166        5,508
      5         45           14,702           250,000       10,617        8,341             250,000      10,749        8,473
      6         46           18,098           250,000       13,286       11,392             250,000      13,562       11,668
      7         47           21,663           250,000       16,122       14,611             250,000      16,622       15,111
      8         48           25,407           250,000       19,138       18,010             250,000      19,887       18,758
      9         49           29,338           250,000       22,344       21,599             250,000      23,420       22,674
     10         50           33,466           250,000       25,753       25,390             250,000      27,243       26,880
     15         55           57,414           250,000       46,153       46,153             250,000      51,485       51,485
     20         60           87,979           250,000       75,193       75,193             250,000      89,168       89,168
     25         65          126,987           250,000      116,005      116,005             250,000     146,928      146,928
     30         70          176,774           250,000      176,891      176,891             276,028     237,955      237,955
---------------------------------------------------------------------------------------------------------------------------------------

Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the certificate could be significantly different than those shown even if actual returns averaged 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the certificate unless the owner pays more than the stated
premium. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

---------------------------------------------------------------------------------------------------------------------------------------

                                                   FLEXIBLE PREMIUM UNIVERSAL LIFE
                      Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                                     Issue Age:     40
                                                    Risk Class:     Standard Nonsmoker
                                          Death Benefit Option:     Variable
                                              Specified Amount:     $250,000
                                                           Sex:     Male
                                                Annual Premium:     $2,534

---------------------------------------------------------------------------------------------------------------------------------------
                                                        0% (-0.53% net)                            0% (-0.53 net)
                            Premium              Hypothetical Rate of Return &               Hypothetical Rate of Return
   End of                 Accumulated                   Maximum Charges                           & Current Charges
  Certificate              at 5% per            Death         Cash       Surrender            Death        Cash      Surrender
     Year       Age          Year              Benefit        Value        Value             Benefit       Value       Value
---------------------------------------------------------------------------------------------------------------------------------------
      1         41           $2,661          $251,597       $1,597           $0            $251,600      $1,600           $0
---------------------------------------------------------------------------------------------------------------------------------------
      2         42            5,454           253,127        3,127           87             253,136       3,136           95
      3         43            8,388           254,589        4,589        1,548             254,604       4,604        1,563
      4         44           11,468           256,167        6,167        3,509             256,217       6,217        3,559
      5         45           14,702            257,668       7,668        5,393             257,780       7,780        5,504
      6         46           18,098           259,084        9,084        7,191             259,320       9,320        7,427
      7         47           21,663           260,410       10,410        8,900             260,836      10,836        9,325
      8         48           25,407           261,643       11,643       10,515             262,260      12,260       11,132
      9         49           29,338           262,777       12,777       12,031             263,639      13,639       12,893
     10         50           33,466           263,805       13,805       13,442             264,971      14,971       14,607
     15         55           57,414           266,915       16,915       16,915             270,616      20,616       20,616
     20         60           87,979           265,626       15,626       15,626             274,434      24,434       24,434
     25         65          126,987           256,563        6,563        6,563             274,248      24,248       24,248
     30         70          176,774                 0            0            0             266,131      16,131       16,131
---------------------------------------------------------------------------------------------------------------------------------------

Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the certificate could be significantly different than those shown even if actual returns averaged 0%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the certificate unless the owner pays more than the stated
premium. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

---------------------------------------------------------------------------------------------------------------------------------------

                                                   FLEXIBLE PREMIUM UNIVERSAL LIFE
                      Illustration of Death Benefits, Cash Values and Surrender Values Based on 8% Rate of Return

                                                     Issue Age:     40
                                                    Risk Class:     Standard Nonsmoker
                                          Death Benefit Option:     Variable
                                              Specified Amount:     $250,000
                                                           Sex:     Male
                                                Annual Premium:     $2,534

---------------------------------------------------------------------------------------------------------------------------------------
                                                        8% (7.47% net)                              8% (7.47 net)
                            Premium              Hypothetical Rate of Return &               Hypothetical Rate of Return
   End of                 Accumulated                   Maximum Charges                           & Current Charges
  Certificate              at 5% per            Death         Cash       Surrender            Death        Cash      Surrender
     Year       Age          Year              Benefit        Value        Value             Benefit       Value       Value
---------------------------------------------------------------------------------------------------------------------------------------
      1         41           $2,661          $251,757       $1,757           $0            $251,760      $1,760           $0
---------------------------------------------------------------------------------------------------------------------------------------
      2         42            5,454           253,581        3,581          540             253,591       3,591          550
      3         43            8,388           255,475        5,475        2,435             255,494       5,494        2,454
      4         44           11,468           257,637        7,637        4,979             257,695       7,695        5,037
      5         45           14,702           259,882        9,882        7,606             260,011      10,011        7,735
      6         46           18,098           262,206       12,206       10,313             262,479      12,479       10,586
      7         47           21,663           264,609       14,609       13,098             265,107      15,107       13,596
      8         48           25,407           267,091       17,091       15,962             267,834      17,834       16,706
      9         49           29,338           269,648       19,648       18,903             270,715      20,715       19,970
     10         50           33,466           272,280       22,280       21,916             273,757      23,757       23,394
     15         55           57,414           286,151       36,151       36,151             291,439      41,439       41,439
     20         60           87,979           300,914       50,914       50,914             314,904      64,904       64,904
     25         65          126,987           312,260       62,260       62,260             343,587      93,587       93,587
     30         70          176,774           312,169       62,169       62,169             374,616     124,616      124,616
---------------------------------------------------------------------------------------------------------------------------------------

Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the certificate could be significantly different than those shown even if actual returns averaged 8%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the certificate unless the owner pays more than the stated
premium. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

---------------------------------------------------------------------------------------------------------------------------------------

                                                   FLEXIBLE PREMIUM UNIVERSAL LIFE
                     Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                                     Issue Age:     40
                                                    Risk Class:     Standard Nonsmoker
                                          Death Benefit Option:     Variable
                                              Specified Amount:     $250,000
                                                           Sex:     Male
                                                Annual Premium:     $2,534

---------------------------------------------------------------------------------------------------------------------------------------
                                                        10% (9.47% net)                            10% (9.47 net)
                            Premium              Hypothetical Rate of Return &               Hypothetical Rate of Return
   End of                 Accumulated                   Maximum Charges                           & Current Charges
  Certificate              at 5% per            Death         Cash       Surrender            Death        Cash      Surrender
     Year       Age          Year              Benefit        Value        Value             Benefit       Value       Value
---------------------------------------------------------------------------------------------------------------------------------------
      1         41           $2,661          $251,797       $1,797           $0            $251,800      $1,800           $0
---------------------------------------------------------------------------------------------------------------------------------------
      2         42            5,454           253,699        3,699          658             253,709       3,709          668
      3         43            8,388           255,713        5,713        2,672             255,733       5,733        2,692
      4         44           11,468           258,044        8,044        5,385             258,104       8,104        5,446
      5         45           14,702           260,515       10,515        8,239             260,649      10,649        8,373
      6         46           18,098           263,127       13,127       11,234             263,411      13,411       11,518
      7         47           21,663           265,889       15,889       14,378             266,408      16,408       14,897
      8         48           25,407           268,807       18,807       17,678             269,587      19,587       18,459
      9         49           29,338           271,886       21,886       21,140             273,013      23,013       22,268
     10         50           33,466           275,132       25,132       24,769             276,705      26,705       26,341
     15         55           57,414           293,837       43,837       43,837             299,661      49,661       49,661
     20         60           87,979           317,861       67,861       67,861             333,806      83,806       83,806
     25         65          126,987           345,046       95,046       95,046             382,093     132,093      132,093
     30         70          176,774           370,157      120,157      120,157             447,031     197,031      197,031
---------------------------------------------------------------------------------------------------------------------------------------

Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the certificate could be significantly different than those shown even if actual returns averaged 10%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the certificate unless the owner pays more than the stated
premium. The above values assume no loans or withdrawals are taken.

The hypothetical gross rates of return shown are illustrative only and should not be deemed as a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including the investment experience of the separate account, and the allocations made to the separate account. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. This is an illustration. An illustration is not intended to predict actual performance. Rates of return and values set forth in the illustration are not guaranteed.

---------------------------------------------------------------------------------------------------------------------------------------

Legal and Actuarial Matters

Legal matters relating to the federal securities laws and state laws pertaining to the certificates, including our right to issue the certificate thereunder, have been passed upon by Rodney A. DeWalt, Esq. of the law department of AAL/LB.

Actuarial matters in this prospectus have been examined by George D. Light, FSA, MAAA, Director and Actuary. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission for the AAL Variable Life Account I.

Experts
The supplemental consolidated financial statements of AAL/LB (giving retroactive effect to the merger) at December 31, 2001 and for the year then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing and incorporated by reference elsewhere herein which, are based in part on the report of PricewaterhouseCoopers LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

The consolidated financial statements of AAL at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of AAL Variable Life Account I at December 31, 2001 and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of LB at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, appearing in this Prospectus and Registration Statement have been audited by PricewaterhouseCoopers LLP, independent auditors, as set forth in their reports thereon appearing and incorporated by reference elsewhere herein. The financial statements referred to above are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Financial Statements
The financial statements of AAL/LB, AAL and LB should be considered only as bearing upon the ability of AAL to meet its obligations under the certificates. The financial statements of AAL/LB, AAL and LB should not be considered as bearing on the investment experience of the assets held in any separate account.

AAL/LB does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred.

On January 1, 2002, LB merged with and into AAL. Included in the financial statements are Supplemental Consolidated Financial Statements of AAL/LB as of and for the year ended December 31, 2001, giving retroactive effect to the merger. Separate company financial statements of AAL and LB, prepared in conformance with accounting principles generally accepted in the United States, are also included as of December 31, 2001 and 2000 and for the three years ended December 31, 2001. AAL/LB represents that there would be no need for a significant adjustment if we were to instead show those separate financial statements as combined financial statements for the same period based on a pooling of interest basis.

The financial statements of AAL/LB, AAL, LB and of AAL Variable Life Account I follow.

AAL/LB Combined Financial Statements

Aid Association for Lutherans/Lutheran Brotherhood

Supplemental Consolidated Financial Statements

Year Ended December 31, 2001

Contents

Report of Independent Auditors

Supplemental Consolidated Balance Sheet

Supplemental Consolidated Statement of Income

Supplemental Consolidated Statement of Changes in Members' Equity

Supplemental Consolidated Statement of Cash Flows

Notes to Supplemental Consolidated Financial Statements

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the supplemental consolidated balance sheet of Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB) (formed as a result of the merger of Lutheran Brotherhood (LB) with and into Aid Association for Lutherans (AAL)) as of December 31, 2001, and the related supplemental consolidated statement of income, changes in members' equity and cash flows for the year then ended. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL on January 1, 2002, which has been accounted for using the pooling of interests method as described in the notes to the supplemental consolidated financial statements. These supplemental financial statements are the responsibility of the management of AAL/LB. Our responsibility is to express an opinion on these supplemental financial statements based on our audits. We did not audit the financial statements of LB which statements reflect total assets constituting 49% for 2001 of the related supplemental consolidated financial statement totals, which reflect total revenues constituting 44% of the related supplemental consolidated financial statement totals for the year then ended, and which reflect net income constituting approximately (3)% of the related supplemental consolidated financial statement totals for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to data included for LB, is based solely on the report of the other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the supplemental financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL/LB at December 31, 2001, and the consolidated results of its operations and its cash flows for the year then ended, after giving retroactive effect to the merger of LB with and into AAL as described in the notes to the supplemental consolidated financial statements, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP

Milwaukee, Wisconsin
March 1, 2002

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                                Supplemental Consolidated Balance Sheet
                                                           December 31, 2001
                                                             (In millions)

Assets
     Investments:
         Securities available for sale, at fair value
              Fixed maturities                                                                         $     21,101
              Equity securities                                                                               1,584
         Fixed maturities held to maturity, at amortized cost                                                 1,757
         Mortgage loans                                                                                       5,698
         Real estate                                                                                            121
         Certificate loans                                                                                    1,276
         Short-term investments                                                                                 325
         Other invested assets                                                                                  414
                                                                                                           ---------
     Total investments                                                                                       32,276

     Cash and cash equivalents                                                                                1,303
     Accrued investment income                                                                                  346
     Deferred acquisition costs                                                                               1,934
     Assets held in separate accounts                                                                         9,777
     Other assets                                                                                               261
                                                                                                           ---------
Total Assets                                                                                           $     45,897
                                                                                                           =========

Liabilities and Members' Equity
     Certificate liabilities and accruals:
         Future certificate benefits                                                                   $     10,047
         Unpaid claims and claim expenses                                                                       167
                                                                                                           ---------
         Total certificate liabilities and accruals                                                          10,214

     Certificateholder funds                                                                                 19,339
     Amounts due to brokers                                                                                     662
     Liabilities related to separate accounts                                                                 9,726
     Other liabilities                                                                                          609
                                                                                                           ---------
Total Liabilities                                                                                            40,550

Members' Equity
     Retained earnings                                                                                        5,142
     Accumulated other comprehensive income                                                                     205
                                                                                                           ---------
Total Members' Equity                                                                                         5,347
                                                                                                           ---------
Total Liabilities and Members' Equity                                                                  $     45,897
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                             Supplemental Consolidated Statement of Income
                                                     Year Ended December 31, 2001
                                                             (In millions)

Revenue
     Insurance premiums                                                                                  $    1,266
     Insurance charges                                                                                          544
     Net investment income                                                                                    2,136
     Net realized investment gains                                                                               16
     Mutual fund and other revenue                                                                              188
                                                                                                           ---------
Total revenue                                                                                                 4,150

Benefits and expenses
     Certificate claims and other benefits                                                                      865
     Increase in certificate reserves                                                                           778
     Interest credited                                                                                        1,113
     Surplus refunds                                                                                            344
                                                                                                           ---------
     Total benefits                                                                                           3,100

     Underwriting, acquisition and insurance expenses                                                           546
     Amortization of deferred acquisition costs                                                                 168
     Fraternal benefits and expenses                                                                            201
                                                                                                           ---------
     Total expenses                                                                                             915
                                                                                                           ---------
Total benefits and expenses                                                                                   4,015
                                                                                                           ---------

Net income                                                                                                $     135
                                                                                                           =========

                                                        See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                   Supplemental Consolidated Statement of Changes in Members' Equity
                                                     Year Ended December 31, 2001
                                                             (In millions)

                                                                                        Accumulated
                                                                                            other             Total
                                                                       Retained         comprehensive       members'
                                                                       earnings             income           Equity
                                                                      ----------        -------------      -----------

Balance at January 1, 2001                                           $    5,007         $        69         $   5,076
Comprehensive income
    Net income                                                              135                   -               135
    Change in unrealized gains/losses
       on securities available for sale                                       -                 136               136
                                                                                                           -----------

Total comprehensive income                                                                                        271
                                                                      ----------        -------------      -----------
Balance at December 31, 2001                                          $   5,142          $      205         $   5,347
                                                                      ==========        =============      ===========

                            See accompanying notes.

                                          Aid Association for Lutherans/Lutheran Brotherhood
                                           Supplemental Consolidated Statement of Cash Flows
                                                     Year Ended December 31, 2001
                                                             (In millions)

Operating Activities:
     Net Income                                                                                         $      135
     Adjustments to reconcile net income to net cash
        provided by operating activities:
     Increase in certificate liabilities and accruals                                                          717
     Increase in certificateholder funds                                                                       965
     Increase in deferred acquisition costs                                                                    (64)
     Realized gains on investments                                                                             (16)
     Provisions for amortization                                                                                39
     Changes in other assets and liabilities                                                                    69
                                                                                                           ---------
Net cash provided by operating activities                                                                    1,845

Investing Activities:
     Securities available for sale:
         Purchases - fixed maturities                                                                      (21,159)
         Sales, maturities and calls - fixed maturities                                                     20,139
         Purchases - equities                                                                               (1,274)
         Sales - equities                                                                                    1,029
     Securities held to maturity:
         Purchases                                                                                            (185)
         Maturities and calls                                                                                  382
     Mortgage loans funded                                                                                    (926)
     Mortgage loans repaid                                                                                     564
     Certificate loans, net                                                                                    (27)
     Other                                                                                                    (105)
                                                                                                           ---------
     Net cash used in investing activities                                                                  (1,562)

Financing Activities:
     Universal life and investment contract receipts                                                         1,437
     Universal life and investment contract withdrawals                                                     (1,366)
                                                                                                           ---------
     Net cash provided by financing activities                                                                  71
                                                                                                           ---------
Net increase in cash and cash equivalents                                                                      354
Cash and cash equivalents, beginning of year                                                                   949
                                                                                                           ---------
Cash and cash equivalents, end of year                                                                   $   1,303
                                                                                                           =========

                                                        See accompanying notes.

Aid Association for Lutherans/Lutheran Brotherhood
Notes to Supplemental Consolidated Financial Statements
December 31, 2001

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Lutheran Brotherhood (LB) completed a merger with and into Aid Association for Lutherans (AAL). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name Aid Association for Lutherans/Lutheran Brotherhood (AAL/LB). AAL/LB provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL/LB members are served by district representatives across the country and are offered ancillary services through various AAL/LB subsidiaries and affiliates.

Basis of Presentation
The accompanying supplemental consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The merger has been accounted for as a pooling of interests transaction, and as such the supplemental consolidated financial statements include AAL's and LB's financial information as if LB had always been part of AAL. The supplemental consolidated financial statements give retroactive effect to the merger of LB with and into AAL and will become the historical financial statements upon issuance of financial statements for the period that includes the date of the merger.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The supplemental consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., which is the parent company of a broker-dealer, bank, and a real estate development company, as well as the accounts of LB, its wholly-owned subsidiary, Lutheran Brotherhood Financial Corporation, which is the parent company of Lutheran Brotherhood Variable Insurance Products Company, a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the supplemental consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL/LB intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL/LB has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL/LB adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL/LB to recognize all derivative instruments on the balance sheet at fair value. Because of AAL/LB's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or retained earnings of AAL/LB. However, as allowed by Statement No. 133, as of January 1, 2001, AAL/LB transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in members' equity as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting primarily of real estate joint ventures, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Supplemental Consolidated Statement of Income.

Securities loaned under AAL/LB's securities lending agreement are stated in the Supplemental Consolidated Balance Sheet at amortized cost or fair market value, consistent with AAL/LB's classifications of such securities as held to maturity or available for sale. AAL/LB measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Supplemental Consolidated Balance Sheet represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL/LB, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Supplemental Consolidated Balance Sheet. Operating results of the separate accounts are not included in the Supplemental Consolidated Statement of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Supplemental Consolidated Statement of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL/LB's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL/LB's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of AAL/LB's broker-dealer and investment advisor subsidiaries.

Income Taxes
AAL/LB, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL/LB is generally exempt from taxation. AAL/LB's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL/LB's supplemental consolidated financial statements.

Note 2. Investments

AAL/LB's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                         Gross          Gross       Estimated
                                                        Amortized     Unrealized     Unrealized       Fair
                                                          Cost           Gains         Losses         Value
                                                        ---------      ---------      ---------     ---------
                                                                             (In Millions)
Available for sale securities at
   December 31, 2001:
   Fixed maturity securities:
     Loan-backed obligations of U.S.
     Government corporations
       and agencies                                    $   5,334       $     57       $    (19)     $   5,372
       U.S. Treasury securities and non-
     Loan-backed obligations of U.S.
     Government corporations and
     Agencies                                                670             28             (2)           696
     Corporate and other bonds                            11,888            318           (204)        12,043
     Mortgage & asset-backed securities                    2,965             84            (18)         2,990
                                                        ---------      ---------      ---------     ---------
     Total fixed maturity securities                      20,857            487           (243)        21,101
   Equity securities                                       1,554            242           (212)         1,584
                                                        ---------      ---------      ---------     ---------
Total                                                  $  22,411        $   729       $   (455)     $  22,685
                                                        =========      =========      =========     =========

Held to maturity securities at
   December 31, 2001:
   Fixed maturity securities:
     U.S. Treasury securities and
      non-loan-backed obligations
      of U.S. Government
      Corporations and agencies                        $      16       $       1     $      -      $       17
     Corporate bonds                                       1,741             52             (8)         1,785
                                                        ---------      ---------      ---------     ---------
Total                                                  $   1,757       $     53       $     (8)     $   1,802
                                                        =========      =========      =========     =========

Note 2.  Investments (Continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale               Held to Maturity
                                                   ---------------------           --------------------
                                                 Amortized          Fair         Amortized          Fair
                                                   Cost             Value           Cost            Value
                                                 ---------        ---------      ---------       ---------
                                                                         (In Millions)
Due in one year or less                          $    714          $   727         $   108        $   111
Due after one year through five years               5,234            5,336            771             781
Due after five years through ten years              4,579            4,622            587             611
Due after ten years                                 2,031            2,054            291             299
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                               12,558           12,739          1,757           1,802
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                          5,334            5,372             -                -
Mortgage and asset-backed securities                2,965            2,990             -                -
                                                 ---------        ---------      ---------       ---------
Total fixed maturity securities                 $  20,857          $21,101         $  1,757      $  1,802
                                                 =========        =========      =========       =========

Major categories of AAL/LB's investment income for the year ended December 31, 2001, are summarized as follows (in millions):

Fixed maturity securities                                                                     $    1,487
Equity securities                                                                                     29
Mortgage loans                                                                                       446
Investment real estate                                                                                32
Certificate loans                                                                                     86
Other invested assets                                                                                114
                                                                                                  --------
Gross investment income                                                                            2,194
Investment expenses                                                                                   58
                                                                                                  --------
Net investment income                                                                          $   2,136
                                                                                                  ========

Note 2. Investments (Continued)

AAL/LB's realized gains and losses on investments for the year ended December 31, 2001, are summarized as follows
(in millions):

Securities available for sale:
    Fixed maturity securities:
      Gross realized gains                                                                      $    210
      Gross realized losses                                                                         (221)
    Equity securities:
      Gross realized gains                                                                           134
      Gross realized losses                                                                         (134)
Other investments, net                                                                                27
                                                                                                  --------
Net realized investment gains                                                                   $     16
                                                                                                  ========

Net unrealized gains/losses on securities available for sale credited directly to members' equity as accumulated other comprehensive income at December 31, 2001, were as follows (in millions):

Fair value adjustment to available for sale securities                                           $   271
Decrease in deferred acquisition costs                                                               (66)
                                                                                                  --------
Net unrealized gains on available for sale securities                                            $   205
                                                                                                  ========

The change in accumulated other comprehensive income due to unrealized gains/losses on securities available for sale for the year ended December 31, 2001, is as follows (in millions):

Fixed maturity securities available for sale                                                     $   396
Effect of transfer of held to maturity securities to
    available for sale (Note 1)                                                                       18
Equity securities available for sale                                                                (203)
Deferred acquisition costs                                                                           (75)
                                                                                                  --------
                                                                                                  $  136
                                                                                                  ========

The net change in unrealized gains/losses on securities available for sale is reported net of the reclassification adjustment for the year ended December 31, 2001, as follows (in millions):

Unrealized gains/losses on securities
  available for sale                                                                             $   187
    Less:  reclassification adjustment for realized
      gains included in net income                                                                    51
                                                                                                  --------
Change in unrealized gains/losses on
  securities available for sale                                                                  $   136
                                                                                                  ========

Note 2.  Investments (Continued)

AAL/LB invests in mortgage loans, principally involving commercial real estate.  Such investments consist of first mortgage liens on completed income producing properties.  AAL/LB manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types. The carrying values of mortgage loans were as follows as of December 31, 2001 (in millions):

Mortgage loans:
   Residential and commercial                                                                   $   5,097
   Loans to Lutheran Churches                                                                         683
                                                                                                  --------
      Total mortgage loans                                                                      $   5,780
                                                                                                  ========

The following table presents changes in the allowance for credit losses for the year ended December 31, 2001 (in millions):

Balance at beginning of year                                                                     $     89
Provisions for credit losses (credit)                                                                  (7)
                                                                                                  --------
Balance at end of year                                                                           $     82
                                                                                                  ========

AAL/LB's investment in mortgage loans includes $96,000,000 of loans that are considered to be impaired at December
31, 2001, for which the related allowance for credit losses are $15,000,000 at December 31, 2001. The average recorded investment in impaired loans during the year ended December 31, 2001, was $103,000,000. AAL/LB recorded interest income, using the accrual method, on impaired loans of $7,000,000 for 2001.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs for the year ended December 31, 2001, are as follows (in millions):

Balance at beginning of year                                                                     $  1,945
Capitalization of acquisition costs                                                                   232
Acquisition costs amortized                                                                          (168)
Change in unrealized investment gains/losses                                                          (75)
                                                                                                  --------
Balance at end of year                                                                            $ 1,934
                                                                                                  ========

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL/LB offers noncontributory defined retirement plans to substantially all home office and field employees.
Additionally, AAL/LB provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in the supplemental consolidated financial statements and the plans' funding status at December 31, 2001 (in millions):

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Projected benefit obligation for services rendered to date            $    478                 $   67
Plan assets at fair value                                                  453                      -
                                                                      --------               --------
Funded (unfunded) status of the plan                                   $   (25)                $  (67)
                                                                      ========               ========
Accrued liability included in consolidated balance sheets                $   7                  $  56

The following summarizes certain assumptions included in the preceding schedules for the year ended December 31,
2001:

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
Discount rate                                                           7.0-7.5%                   7.5%
Expected return on plan assets                                          8.5-9.0%                   -
Rate of compensation increase                                           5.0%                       -
Health care trend rate                                                 -                           6.0%

                                                                   Retirement Plans         Other Benefits
                                                                   -----------------        --------------
                                                                              (In millions)
Benefit cost                                                       $         6             $        8
Employer contributions                                                       3                      2
Employee contributions                                                      -                       1
Benefits paid                                                               19                      3

At December 31, 2001, $151,000,000 of the retirement plans assets were held on deposit with AAL/LB and invested primarily in corporate bonds and mortgage loans through a deposit administration fund, which is part of the general assets of AAL/LB. The related retirement liability of $156,000,000 at December 31, 2001 is included in future certificate benefits in the Supplemental Consolidated Balance Sheet.

AAL/LB also has noncontributory defined contribution retirement plans (as defined under Internal Revenue Code section 401(k)) which cover substantially all home office and field employees and a noncontributory non-qualified deferred compensation plan which covers certain of it general agents.

Note 4. Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (Continued)

At December 31, 2001, approximately $152,000,000 of the defined contribution retirement plans' assets were held by AAL/LB and the remaining plan assets were held in separate trusts. An accrued liability of $152,000,000 was included in future certificate benefits at December 31, 2001 for the portion of plan assets held by AAL/LB. Expenses related to the defined contribution retirement plans for the year ended December 31, 2001 were $15,000,000. Accumulated vested deferred compensation benefits at December 31, 2001 totaled $71,000,000, and are included in other liabilities.

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Effective January 1, 2001, the National Association of Insurance Commissioner's (NAIC) adopted a revised Accounting Practices and Procedures Manual. Wisconsin and Minnesota insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternals.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of members' equity, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to members' equity and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of members' equity rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies.

Summarized separate company statutory-basis financial information for AAL and LB on an unconsolidated basis is as follows (in millions):

                                                                              December 31, 2001
                                                                       AAL                       LB
                                                                     ---------               ----------
Assets                                                              $  22,435                 $  16,821
                                                                     =========               ==========

Liabilities                                                         $  20,565                 $  15,697
Unassigned funds                                                        1,870                     1,124
                                                                     ---------               ----------
Total liabilities and unassigned funds                              $  22,435                 $  16,821
                                                                     =========               ==========

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                                        Year ended December 31, 2001
                                                                        AAL                      LB
                                                                     ---------               ----------
Gain (loss) from operations before net realized capital losses       $    101                 $     (61)
Net realized capital (losses)                                             (36)                      (19)
                                                                     ---------               ----------
   Net gain (loss) from operations                                         65                       (80)
Total other changes                                                       (11)                      (14)
                                                                     ---------               ----------
Net change in unassigned surplus                                     $     54                 $     (94)
                                                                     =========               ==========

AAL and LB are in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the accompanying Supplemental Consolidated Balance Sheet for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

Financial Liabilities
The fair values for AAL/LB's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Supplemental Consolidated Balance Sheet.

Note 6. Fair Value of Financial Instruments (Continued)

The carrying value and estimated fair value of AAL/LB's financial instruments at December 31, 2001, are as follows (in millions):

                                       Carrying               Estimated
                                         Value               Fair Value
                                       ---------             ----------
Financial Assets:
   Fixed maturities                  $   22,858           $   22,903
   Equity securities                      1,584                1,584
   Mortgage loans                         5,698                5,968
   Cash and cash equivalents              1,303                1,303
   Certificate loans                      1,276                1,276
   Separate account assets                9,777                9,777

Financial Liabilities:
   Deferred annuities                    10,175               10,119
   Separate account liabilities           9,726                9,726
   Other                                  1,408                1,404

Note 7. Commitments and Contingent Liabilities

AAL/LB is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Also, AAL/LB has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by AAL/LB, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. AAL/LB believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of AAL/LB.

Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL/LB. AAL/LB has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL/LB is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AAL/LB's guarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL/LB would acquire these assets in the event of default.

AAL Consolidated Financial Statements

Aid Association for Lutherans
Consolidated Financial Statements
Years ended December 31, 2001, 2000 and 1999

Contents

Report of Independent Auditors

Consolidated Balance Sheets

Consolidated Statements of Income

Consolidated Statements of Changes in Certificateholders' Surplus

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in certificateholders' surplus and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of AAL's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin

January 23, 2002

                                                     Aid Association for Lutherans
                                                      Consolidated Balance Sheets

                                                                                            December 31
                                                                                   2001                   2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Assets
     Investments:
       Securities available for sale, at fair value
         Fixed maturities                                                       $  13,177              $  11,281
         Equity securities                                                            916                    825
       Fixed maturities held to maturity, at amortized cost                         1,757                  2,810
     Mortgage loans                                                                 3,445                  3,092
     Real estate                                                                       31                     45
       Certificate loans                                                              510                    501
       Other invested assets                                                           58                     67
---------------------------------------------------------------------------------------------------------------------------------------
       Total investments                                                           19,894                 18,621

     Cash and cash equivalents                                                        350                    200
     Accrued investment income                                                        211                    222
     Deferred acquisition costs                                                       755                    764
     Assets held in separate accounts                                               2,132                  2,164
     Other assets                                                                     136                    141
---------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                                    $  23,478              $  22,112
=======================================================================================================================================

Liabilities and Certificateholders' Surplus
     Certificate liabilities and accruals:
       Future certificate benefits                                              $   3,447             $    3,210
       Unpaid claims and claim expenses                                               100                    119
---------------------------------------------------------------------------------------------------------------------------------------
       Total certificate liabilities and accruals                                   3,547                  3,329

     Certificateholder funds                                                       14,755                 13,819
     Liabilities related to separate accounts                                       2,132                  2,164
     Other liabilities                                                                179                    176
---------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities                                                                  20,613                 19,488

Certificateholders' Surplus
     Accumulated surplus                                                            2,730                  2,591
     Accumulated other comprehensive income                                           135                     33
---------------------------------------------------------------------------------------------------------------------------------------
Total Certificateholders' Surplus                                                   2,865                  2,624
Total Liabilities and Certificateholders' Surplus                               $  23,478              $  22,112
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                   Consolidated Statements of Income

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Revenue
     Insurance premiums                                                       $  503           $  470          $  419
     Insurance charges                                                           330              318             307
     Net investment income                                                     1,353            1,330           1,266
     Net realized investment gains                                                24               94             103
     Mutual fund and other revenue                                                98              110              96
---------------------------------------------------------------------------------------------------------------------------------------
Total revenue                                                                  2,308            2,322           2,191

Benefits and expenses
     Certificate claims and other benefits                                       453              431             383
     Increase in certificate reserves                                            240              197             184
     Interest credited                                                           859              840             809
     Surplus refunds                                                             114              120             115
---------------------------------------------------------------------------------------------------------------------------------------
     Total benefits                                                            1,666            1,588           1,491

     Underwriting, acquisition and insurance expenses                            314              282             269
     Amortization of deferred acquisition costs                                   70               96              86
     Fraternal benefits and expenses                                             119              128             119
---------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                              503              506             474
Total benefits and expenses                                                    2,169            2,094           1,965
Net income                                                                    $  139           $  228          $  226
=======================================================================================================================================

See accompanying notes.

                                                     Aid Association for Lutherans
                                   Consolidated Statements of Changes in Certificateholders' Surplus

                                                                                        Accumulated
                                                                                           other                 Total
                                                                   Accumulated         comprehensive      certificateholders'
                                                                      surplus          income (loss)            surplus
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)

Balance at January 1, 1999                                           $  2,137              $   411             $  2,548
     Comprehensive loss
       Net income                                                         226                    -                  226
       Change in unrealized gains/losses
       on securities available for sale*                                    -                 (420)                (420)
     Total comprehensive loss                                                                                      (194)
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1999                                            2,363                   (9)               2,354
     Comprehensive income
       Net income                                                         228                    -                  228
       Change in unrealized gains/losses
       on securities available for sale*                                    -                   42                   42
     Total comprehensive income                                                                                     270
---------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2000                                            2,591                   33                2,624
     Comprehensive income
       Net income                                                         139                    -                  139
       Change in unrealized gains/losses
       on securities available for sale*                                    -                  102                  102
     Total comprehensive income                                                                                     241
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 2001                                         $  2,730             $    135             $  2,865
=======================================================================================================================================

* Net change in unrealized gains/losses on securities available for sale is reported net of reclassification adjustment calculated as follows:
                                                                        2001                 2000                  1999
---------------------------------------------------------------------------------------------------------------------------------------
Unrealized gains/losses on
     securities available for sale                                     $  161               $  214              $  (237)
Less: reclassification adjustment for
     realized gains included in net income                                 59                  172                  183
---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized gains/losses
     on securities available for sale                                  $  102                $  42              $  (420)
=======================================================================================================================================

                                                        See accompanying notes.

                                                     Aid Association for Lutherans
                                                 Consolidated Statements of Cash Flows

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Operating Activities:
     Net Income                                                             $    139         $    228        $    226
     Adjustments to reconcile net income to net cash
     provided by operating activities:
     Increase in certificate liabilities and accruals                            218              221             157
     Increase in certificateholder funds                                         773              505             487
     Increase in deferred acquisition costs                                      (41)             (17)            (24)
     Realized gains on investments                                               (24)             (94)           (103)
     Provisions for amortization                                                  15               18              19
     Changes in other assets and liabilities                                      10              (12)             (1)
---------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                      1,090              849             761

Investing Activities:
     Securities available for sale:
       Purchases - fixed maturities                                           (6,733)          (3,518)         (3,839)
       Sales - fixed maturities                                                4,339            1,625           1,449
       Maturities and calls - fixed maturities                                 1,621              790             972
       Purchases - equities                                                     (948)            (768)           (580)
       Sales - equities                                                          743              732             636
     Securities held to maturity:
       Purchases                                                                (185)            (156)            (82)
       Maturities and calls                                                      382              616             730
     Mortgage loans funded                                                      (613)            (184)           (249)
     Mortgage loans repaid                                                       267              266             266
     Certificate loans, net                                                       (9)              (7)              6
     Other                                                                        33              (74)            (41)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash used in investing activities                                    (1,103)            (678)           (732)

Financing Activities:
     Universal life and investment contract receipts                           1,220            1,045           1,028
     Universal life and investment contract withdrawals                       (1,057)          (1,259)         (1,046)
---------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided by (used in) financing activities                         163             (214)            (18)
Net increase (decrease) in cash and cash equivalents                             150              (43)             11
Cash and cash equivalents, beginning of year                                     200              243             232
---------------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of year                                        $  350           $  200          $  243
=======================================================================================================================================

See accompanying notes.

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations
On January 1, 2002, Aid Association for Lutherans (AAL) completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society (see Note 8). AAL provides its members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and banking and trust services are available to members and the general public by AAL Bank & Trust, FSB (AALBT). CMC and AALBT are wholly-owned by AAL Holdings Inc., AAL's wholly-owned subsidiary.

Basis of Presentation
The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP").

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation
The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALBT and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Investments
Investments in fixed maturities are classified as available for sale or held to maturity according to the holder's intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

On January 1, 2001, AAL adopted Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities". Statement No. 133 requires AAL to recognize all derivative instruments on the balance sheet at fair value. Because of AAL's minimal involvement with derivative instruments, Statement No. 133 did not have a material effect on the net income or accumulated surplus of AAL. However, as allowed by Statement No. 133, as of January 1, 2001, AAL transferred $871,000,000 of its held to maturity securities to the available for sale category. The effect of this transfer on accumulated other comprehensive income is described in Note 2.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Investments (continued)
Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders' surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL's securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL's classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents
Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs
Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Certificate Liabilities and Accruals
Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2001 was 7.0% for universal life, 5.5% for portfolio-average deferred annuities, and ranged from 4.6% to 6.9% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts
Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges
For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Note 1. Nature of Operations and Significant Accounting Policies (continued)

Surplus Refunds
Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL's Board of Directors.

Fraternal Benefits
Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL's fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Mutual Fund and Other Revenue
Mutual fund and other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes
AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL's wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL's consolidated financial statements.

Reclassifications
Certain 2000 and 1999 amounts have been reclassified to conform with their 2001 presentation.

Note 2. Investments

AAL's investments in available for sale securities and held to maturity securities are summarized as follows:

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2001:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
           Government corporations and agencies                     $   3,253     $     25       $    (14)      $   3,264
     Obligations of other governments,
           states and political subdivisions                               43            3              -              46
       Corporate bonds                                                  7,434          169            (90)          7,513
       Mortgage & asset-backed securities                               2,303           66            (15)          2,354
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 13,033          263           (119)         13,177
     Equity securities                                                    896          146           (126)            916
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                               $  13,929      $   409        $  (245)       $ 14,093
=======================================================================================================================================

Held to maturity securities at
     December 31, 2001:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                               $        16     $      1      $       -      $       17
       Corporate bonds                                                  1,741           52             (8)          1,785
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                              $    1,757      $    53       $     (8)       $  1,802
=======================================================================================================================================

Note 2.  Investments (continued)

                                                                                      Gross         Gross        Estimated
                                                                      Amortized    Unrealized    Unrealized        Fair
                                                                        Cost          Gains        Losses          Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                          (In Millions)
Available for sale securities at
     December 31, 2000:
     Fixed maturity securities:
       Loan-backed obligations of U.S.
          Government corporations and agencies                       $  2,431     $     14       $    (23)     $    2,422
       Obligations of other governments,
       states and political subdivisions                                   17            -              -              17
       Corporate bonds                                                  7,216           91           (224)          7,083
       Mortgage & asset-backed securities                               1,734           31             (6)          1,759
---------------------------------------------------------------------------------------------------------------------------------------
       Total fixed maturity securities                                 11,398          136           (253)         11,281
     Equity securities                                                    696          175            (46)            825
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                 $12,094      $   311        $  (299)      $  12,106
=======================================================================================================================================

Held to maturity securities at
     December 31, 2000:
     Fixed maturity securities:
       U.S. Treasury securities and
           non-loan-backed obligations of
           U.S. Government corporations and
           agencies                                                 $     143    $       7     $        -     $       150
       Loan-backed obligations of U.S. Government
           corporations and agencies                                      107            2              -             109
       Obligations of other governments,
           states and political subdivisions                               39            -              -              39
       Corporate bonds                                                  2,214           53            (21)          2,246
       Mortgage & asset-backed securities                                 307            6             (1)            312
---------------------------------------------------------------------------------------------------------------------------------------
Total                                                                $  2,810     $     68       $    (22)     $    2,856
=======================================================================================================================================

Note 2.  Investments (continued)

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001, by contractual maturity, are shown below.  Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                    Available for Sale                Held to Maturity
---------------------------------------------------------------------------------------------------------------------------------------
                                                                 Amortized          Fair           Amortized          Fair
                                                                   Cost             Value            Cost             Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                        (In Millions)
Due in one year or less                                          $    572       $    580         $    108         $    111
Due after one year through five years                               3,899          3,959              771              781
Due after five years through ten years                              2,668          2,679              587              611
Due after ten years                                                   338            341              291              299
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities excluding
     mortgage and asset-backed bonds                                7,477          7,559            1,757            1,802
Loan-backed obligations of U.S. Government
     corporations and agencies                                      3,253          3,264                -                -
Mortgage and asset-backed securities                                2,303          2,354                -                -
---------------------------------------------------------------------------------------------------------------------------------------
Total fixed maturity securities                                   $13,033        $13,177          $ 1,757          $ 1,802
=======================================================================================================================================

Major categories of AAL's investment income are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities                                                    $   998          $ 1,001        $    942
Equity securities                                                                 13               21              13
Mortgage loans                                                                   265              259             270
Investment real estate                                                             8               10              11
Certificate loans                                                                 36               35              35
Other invested assets                                                             41               13               5
---------------------------------------------------------------------------------------------------------------------------------------
Gross investment income                                                        1,361            1,339           1,276
Investment expenses                                                                8                9              10
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        $ 1,353          $ 1,330         $ 1,266
=======================================================================================================================================

Note 2.  Investments (continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Securities available for sale:
     Fixed maturity securities:
       Gross realized gains                                                  $    96         $     17        $     14
       Gross realized losses                                                     (90)             (45)            (18)
     Equity securities:
       Gross realized gains                                                      101              171             152
       Gross realized losses                                                    (102)             (76)            (62)
Other investments, net                                                            19               27              17
---------------------------------------------------------------------------------------------------------------------------------------
Net realized investment gains                                                $    24          $    94         $   103
=======================================================================================================================================

Net unrealized gains/losses on securities available for sale credited directly to certificateholders' surplus as accumulated other comprehensive income (loss) were as follows:

                                                                                            December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fair value adjustment to available for sale securities                       $   164          $    12         $   (90)
Increase (decrease) in deferred acquisition costs                                (29)              21              81
---------------------------------------------------------------------------------------------------------------------------------------
Net unrealized gains (losses) on available for
     sale securities                                                         $   135          $    33        $     (9)
=======================================================================================================================================

The change in accumulated other comprehensive income (loss) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Fixed maturity securities available for sale                                $    243         $    257        $   (527)
Effect of transfer of held to maturity securities to
     available for sale (Note 1)                                                  18                -               -
Equity securities available for sale                                            (109)            (155)             (9)
Deferred acquisition costs                                                       (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
                                                                            $    102        $      42        $   (420)
=======================================================================================================================================

Note 2.  Investments (continued)

AAL invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. AAL manages its investments in mortgage loans to limit credit risk by diversifying among various geographic regions and property types as follows as of December 31, 2001:

                                                                                        Principal           Percent
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                              (In Millions)
Geographic Region:
     South Atlantic                                                                     $  1,091                30.9
     Pacific                                                                               1,018                28.8
     Midwest                                                                                 813                23.1
     Other                                                                                   605                17.2
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                               $  3,527               100.0
=======================================================================================================================================

Property Type:
     Industrial                                                                         $  1,062                30.1
     Office                                                                                  799                22.7
     Retail                                                                                  452                12.8
     Residential                                                                             340                 9.6
     Church                                                                                  288                 8.2
     Other                                                                                   586                16.6
---------------------------------------------------------------------------------------------------------------------------------------
     Total Mortgage Loans                                                              $   3,527               100.0
=======================================================================================================================================

The following table presents changes in the allowance for credit losses:

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at January 1                                                          $   89           $  107          $  118
Provisions for credit losses (credit)                                             (7)             (18)            (11)
---------------------------------------------------------------------------------------------------------------------------------------
Balance at December 31                                                        $   82          $    89          $  107
=======================================================================================================================================

AAL's investment in mortgage loans includes $96,000,000 and $109,000,000 of loans that are considered to be impaired at December 31,
2001 and 2000, respectively, for which the related allowance for credit losses are $15,000,000 and $16,000,000 at December 31, 2001 and 2000, respectively. The average recorded investment in impaired loans during the years ended December 31, 2001, 2000, and 1999, was $103,000,000, $134,000,000, and $192,000,000, respectively. AAL recorded interest income, using the accrual method, on impaired loans of $7,000,000, $8,000,000 and $14,000,000 for 2001, 2000 and 1999, respectively.

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:
                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Balance at beginning of year                                                  $  764           $  807          $  667
Acquisition costs deferred:
     Commissions                                                                  79               83              81
     Other costs                                                                  32               30              29
---------------------------------------------------------------------------------------------------------------------------------------
     Total deferred                                                              111              113             110
Acquisition costs amortized                                                      (70)             (96)            (86)
---------------------------------------------------------------------------------------------------------------------------------------
Increase in deferred acquisition costs                                            41               17              24
Change related to unrealized gains/losses on
     fixed maturity investments recorded
     directly to certificateholders' surplus as
     comprehensive income (loss)                                                 (50)             (60)            116
---------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                         (9)             (43)            140
Balance at end of year                                                        $  755           $  764          $  807
=======================================================================================================================================

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions

AAL offers a noncontributory defined retirement plan and a contributory savings plan to substantially all home office and field employees.  The savings plan is defined under the Internal Revenue Code section 401(k) as a profit sharing plan that allows participant contributions on a before-tax basis as well as an after-tax basis.  AAL also provides postretirement benefits in the form of health and life insurance for substantially all retired home office and field personnel.

The following tables set forth the amounts recognized in AAL's financial statements and the plans' funding status.

                                                                     Retirement Plans                 Other Benefits
                                                                                         December 31
                                                                   2001            2000            2001          2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                       (In Millions)
Projected benefit obligation for services
     rendered to date                                            $  317          $  298          $   67        $   63
Plan assets at fair value                                           302             330               -             -
---------------------------------------------------------------------------------------------------------------------------------------
Funded (unfunded) status of the plan                              $ (15)         $   32         $   (67)      $   (63)
=======================================================================================================================================
Accrued liability included in
     consolidated balance sheets                                 $   12          $   10          $   56        $   50

Note 4.  Retirement and Savings Plans and Postretirement Benefits Other Than Pensions (continued)

The following summarizes certain assumptions included in the preceding schedule:

                                                                     Retirement Plans                Other Benefits
                                                                  ----------------------          ---------------------

                                                                                   Years Ended December 31
                                                               2001       2000       1999       2001       2000      1999
---------------------------------------------------------------------------------------------------------------------------------------
Discount rate                                                   7.5%       7.5%      7.5%       7.5%       7.5%      7.5%
Expected return on plan assets                                  9.0        9.0       9.0        -          -         -
Rate of compensation increase                                   5.0        5.0       5.0        -          -         -
Health care trend rate                                          -          -         -          6.0        6.0       6.0

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Savings Plan
     Benefit cost                                                              $   -            $   -           $   -
     Employer contributions                                                        6                5               5
     Employee contributions                                                       20               19              18
     Benefits paid                                                                17               25              18

Retirement Plans
     Benefit cost                                                              $   2            $   -           $   4
     Employer contributions                                                        -                -               -
     Employee contributions                                                        -                -               -
     Benefits paid                                                                13               11              11

Other Benefits
     Benefit cost                                                              $   8            $   9           $   4
     Employer contributions                                                        2                3               -
     Employee contributions                                                        1                1               -
     Benefits paid                                                                 3                4               2

Note 5. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by regulatory authorities. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the National Association of Insurance Commissioner's ("NAIC") Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompassed all accounting practices that were not prescribed. Effective January 1, 2001, the NAIC adopted a revised Accounting Practices and Procedures Manual that was updated in a process referred to as Codification. Wisconsin insurance laws and regulations define the NAIC manual as the prescribed method of accounting. The revised NAIC manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that AAL uses to prepare its statutory-basis financial statements. The cumulative effect of changes in accounting principles due to Codification on AAL's statutory-basis capital and surplus as of January 1, 2001, was an increase of $25,000,000.

The more significant differences in the GAAP-basis financial statements from the statutory-basis financial statements are as follows: (a) investments in bonds are reported at amortized cost or at fair value with unrealized holding gains and losses reported as a separate component of certificateholders' surplus, depending on their designation at purchase as held to maturity or available for sale, respectively, rather than being valued based on the bond's NAIC rating; (b) certain acquisition costs of new business are deferred and amortized rather than being charged to operations as incurred; (c) the liabilities for future certificate benefits and expenses are based on reasonably conservative estimates of expected mortality, interest, withdrawals and future maintenance and settlement expenses rather than using statutory rates for mortality and interest; (d) certain assets, principally costs in excess of net assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to certificateholders' surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders' surplus rather than as a liability; and (f) revenues for universal life and investment-type contracts include mortality, expense and surrender charges levied against the certificateholders' accounts rather than including as revenues the premiums received on these certificates. Expenses include interest added to the certificateholders' accounts rather than reserve changes related to the investment portion of these policies. Summarized statutory-basis financial information for AAL on an unconsolidated basis is as follows:

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Assets                                                                            $   22,435        $   21,502
=======================================================================================================================================

Liabilities                                                                       $   20,565        $   19,685
Unassigned funds                                                                       1,870             1,817
---------------------------------------------------------------------------------------------------------------------------------------
Total liabilities and unassigned funds                                            $   22,435        $   21,502
=======================================================================================================================================

Note 5.  Synopsis of Statutory Financial Results (continued)

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                           (In Millions)
Premium income and certificate proceeds                                     $  1,719         $  1,639        $  1,651
Net investment income                                                          1,335            1,321           1,256
Other income                                                                      59               66              66
---------------------------------------------------------------------------------------------------------------------------------------
     Total income                                                              3,113            3,026           2,973

Certificateholders' benefits                                                   1,393            1,566           1,292
Reserve increase                                                                 887              503             583
Interest & adjustments on certificates and
     deposit-type contracts                                                       68               42              37
Surplus refunds                                                                  112              121             117
Commissions and operating costs                                                  418              411             402
Other                                                                            134              280             374
---------------------------------------------------------------------------------------------------------------------------------------
Total benefits and expenses                                                    3,012            2,923           2,805

Net gain from operations                                                         101              103             168
Net realized capital gains (losses)                                              (36)              66              88
---------------------------------------------------------------------------------------------------------------------------------------
     Net income                                                             $     65         $    169        $    256
=======================================================================================================================================

AAL is in compliance with the statutory surplus requirements of all states.

Note 6. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Cash and Cash Equivalents
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these instruments approximate their fair values.

Investment Securities
Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue. The fair values for investments in equity securities are based on quoted market prices.

Mortgage Loans
The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Note 6. Fair Value of Financial Instruments (continued)

Certificate Loans
The carrying amounts reported in the accompanying Consolidated Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type contracts, such as deferred annuities, variable annuities, and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal. These amounts are included in certificateholder funds in the accompanying Consolidated Balance Sheets.

The carrying value and estimated fair value of AAL's financial instruments are as follows:

                                                                        2001                              2000
---------------------------------------------------------------------------------------------------------------------------------------
                                                             Carrying          Estimated        Carrying         Estimated
                                                               Value          Fair Value          Value         Fair Value
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                      (In Millions)
Financial Assets:
     Fixed maturities                                       $  14,934          $  14,979        $  14,091         $  14,137
     Equity securities                                            916                916              825               825
     Mortgage loans                                             3,445              3,529            3,092             3,393
     Cash and cash equivalents                                    350                350              200               200
     Certificate loans                                            510                510              501               501
     Separate account assets                                    2,132              2,132            2,164             2,164

Financial Liabilities:
     Deferred annuities                                         7,718              7,699            7,398             7,368
     Separate account liabilities                               2,132              2,132            2,164             2,164
     Other                                                        795                791              723               719

Note 7. Contingent Liabilities

AAL is involved in various lawsuits and contingencies that have arisen from the normal conduct of business. Contingent liabilities arising from litigation, tax and other matters are not considered material in relation to the financial position of AAL. AAL has not made any provision in the consolidated financial statements for liabilities, if any, that might ultimately result from these contingencies.

Under terms of guarantee of a letter of credit issued by local banks, AAL is obligated to advance a maximum of $45,000,000 if a local civic organization is unable to make timely payments on its debt secured by a letter of credit from the local banks. AALguarantee is secured by the civic organization's assets which include all funds held by the organization to support the debt and the organization's building. AAL would acquire these assets in the event of default.

Note 8. Subsequent Event

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood, a Minnesota-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements will include Lutheran Brotherhood's financial data as if Lutheran Brotherhood had always been part of AAL.

The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

Unaudited Pro forma Combined Statements of Income Data (in millions):

                                                                                      Years ended December 31
                                                                               2001             2000            1999
---------------------------------------------------------------------------------------------------------------------------------------
Revenue                                                                      $  4,150        $  4,144        $  3,944
Net income                                                                        135             356             373

Unaudited Pro forma Combined Balance Sheet Data (in millions):

                                                                                            December 31
                                                                                      2001              2000
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                       $  45,895        $  44,835
Total certificateholders' surplus                                                      5,343            5,076
--------------------------------------------------------------------------------------------------------------------------------------

LB Consolidated Financial Statements

Lutheran Brotherhood
Consolidated Financial Statements
Years ended December 31, 2001, 2000 and 1999

Contents

Report of Independent Accountants

Consolidated Balance Sheet

Consolidated Statement of Operations

Consolidated Statement of Members' Equity

Consolidated Statement of Cash Flows

Notes to Consolidated Financial Statements

[PricewaterhouseCoopers LLP Logo]

PricewaterhouseCoopers LLP
650 Third Avenue South
Suite 1300
Minneapolis MN 55402-4333
Telephone (612) 596 6000
Facsimile (612) 373 7160

Report of Independent Accountants

To the Board of Directors and Members of
Aid Association for Lutherans/Lutheran Brotherhood:

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of members' equity and of cash flows present fairly, in all material respects, the financial position of Lutheran Brotherhood (the Society) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Society's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 14 to the financial statements, on January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans.

/s/PricewaterhouseCoopers LLP

March 1, 2002

                                                         Lutheran Brotherhood
                                                      Consolidated Balance Sheet
                                                      December 31, 2001 and 2000
                                                         (Dollars in millions)

Assets                                                                                                  2001           2000
Investments:
   Fixed income securities available for sale, at fair value                                         $   7,924     $   7,374
   Equity securities available for sale, at fair value                                                     668           722
Mortgage loans                                                                                           2,253         2,236
Real estate                                                                                                 90            65
Loans to contractholders                                                                                   766           748
Short-term investments                                                                                     325           290
Other invested assets                                                                                      330           223
                                                                                                      --------      --------

     Total investments                                                                                  12,356        11,658

Cash and cash equivalents                                                                                  953           749
Deferred policy acquisition costs                                                                        1,179         1,181
Investment income due and accrued                                                                          135           137
Other assets                                                                                               151           156
Separate account assets                                                                                  7,645         8,842
                                                                                                      --------      --------

     Total assets                                                                                     $ 22,419      $ 22,723
                                                                                                      --------      --------

                      Liabilities and Members' Equity
Liabilities:
   Contract reserves                                                                                 $   6,489     $   5,988
   Contractholder funds                                                                                  4,584         4,484
   Benefits in the process of payment                                                                       67            63
   Dividends payable                                                                                       111           117
   Amounts due to brokers                                                                                  660           413
   Other liabilities                                                                                       432           364
   Separate account liabilities                                                                          7,594         8,842
                                                                                                      --------      --------

     Total liabilities                                                                                  19,937        20,271
                                                                                                      --------      --------

Members' equity:
   Accumulated other comprehensive income                                                                   70            36
   Retained earnings                                                                                     2,412         2,416
                                                                                                      --------      --------

     Total members' equity                                                                               2,482         2,452
                                                                                                      --------      --------

     Total liabilities and members' equity                                                             $22,419       $22,723
                                                                                                      ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Operations
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                          2001           2000          1999
Revenues:
   Premiums                                                                             $   724        $   667       $   618
   Net investment income                                                                    783            799           748
   Net realized investment (losses) gains                                                    (8)            16            87
   Contract charges                                                                         214            211           189
   Annuity considerations and other income                                                  129            129           111
                                                                                       --------       --------      --------

     Total revenues                                                                       1,842          1,822         1,753

Benefits and other deductions:
   Net additions to contract reserves                                                       538            462           420
   Contractholder benefits                                                                  666            643           612
   Dividends                                                                                230            230           217
   Commissions and operating expenses                                                       236            223           213
   Amortization of deferred policy acquisition costs                                         98             48            66
   Fraternal activities                                                                      82             79            77
                                                                                       --------       --------      --------

     Total benefits and other deductions                                                  1,850          1,685         1,605
                                                                                       --------       --------      --------

Income (loss) before income taxes                                                            (8)           137           148
(Benefit from) provision for income taxes                                                    (4)             9             1
                                                                                       --------       --------      --------

Net income (loss)                                                                      $     (4)       $   128       $   147
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                               Consolidated Statement of Members' Equity
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                           Accumulated Other
                                                                      Comprehensive Income (Loss)
                                                                      ---------------------------
                                                                                      Unrealized
                                                                      Unrealized     Gains/Losses                      Total
                                                   Comprehensive     Gains/Losses    Acquisition      Retained       Members'
                                                       Income        Investments        Costs         Earnings        Equity

Balance at December 31, 1998                                            $  479          $  (110)       $ 2,141       $ 2,510
Comprehensive income:
   Net income                                          $   147               -                -            147           147
   Other comprehensive income (loss)                      (353)           (527)             174             -           (353)
                                                       --------         --------       --------       --------      --------

     Total comprehensive loss                          $  (206)
                                                       ========

Balance at December 31, 1999                                               (48)              64          2,288         2,304
Comprehensive income:
   Net income                                          $   128              -                -             128           128
   Other comprehensive income (loss)                        20              96              (76)            -             20
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                        $   148
                                                       ========

Balance at December 31, 2000                                                48              (12)         2,416         2,452
Comprehensive income:
   Net loss                                          $      (4)             -                -              (4)           (4)
   Other comprehensive income (loss)                        34              59              (25)            -             34
                                                       --------         --------       --------       --------      --------

     Total comprehensive income                       $     30
                                                       ========

Balance at December 31, 2001                                            $  107         $    (37)       $ 2,412       $ 2,482
                                                                        ========       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

                                                         Lutheran Brotherhood
                                                 Consolidated Statement of Cash Flows
                                         For the years ended December 31, 2001, 2000 and 1999
                                                         (Dollars in millions)

                                                                                         2001           2000          1999

Cash flows from operating activities:
   Net income (loss)                                                                 $       (4)      $    128      $    147
   Adjustments to reconcile net income (loss) to net
       cash provided by operating activities:
     Depreciation and amortization                                                           17             10             3
     Deferred policy acquisition costs                                                      (23)           (98)          (64)
     Equity in earnings of other invested assets                                              7             (8)           (5)
     Net realized investment losses (gains)                                                   8            (16)          (87)
   Change in operating assets and liabilities:
     Loans to contractholders                                                               (18)           (27)          (22)
     Other assets                                                                            (9)           (31)          (58)
     Contract reserves and contractholder funds                                             601            382           371
Other liabilities                                                                            66             63            73
                                                                                       --------       --------      --------

       Total adjustments                                                                    649            275           211
                                                                                       --------       --------      --------

       Net cash provided by operating activities                                            645            403           358
                                                                                       --------       --------      --------

Cash flows from investing activities:
   Proceeds from investments sold, matured or repaid:
     Fixed income securities available for sale                                          14,179          7,252         9,768
     Equity securities available for sale                                                   286            430           564
     Mortgage loans                                                                         297            184           228
     Short-term investments                                                                 678            523           799
     Other invested assets                                                                   24            376           133
   Costs of investments acquired:
     Fixed income securities available for sale                                         (14,426)        (8,076)       (9,869)
     Equity securities available for sale                                                  (326)          (320)         (514)
     Mortgage loans                                                                        (313)          (317)         (358)
     Short-term investments                                                                (707)          (598)         (599)
     Other invested assets                                                                  (83)          (109)          (64)
     Investment in separate accounts                                                        (50)            -              -
                                                                                       --------       --------      --------

       Net cash (used in) provided by investing activities                                 (441)          (655)           88
                                                                                       --------       --------      --------

Net increase (decrease) in cash and cash equivalents                                        204           (252)          446

Cash and cash equivalents, beginning of year                                                749          1,001           555
                                                                                       --------       --------      --------

Cash and cash equivalents, end of year                                                $     953       $    749       $ 1,001
                                                                                       ========       ========      ========

                        The accompanying notes are an integral part of these consolidated financial statements.

Lutheran Brotherhood
Notes to Consolidated Financial Statements
(Dollars in millions)

  Organization and Basis of Presentation

  Nature of Operations and Principles of Consolidation
  The accompanying consolidated financial statements include the accounts of Lutheran Brotherhood (the Society), a fraternal benefit organization offering life insurance and related financial service products as well as fraternal benefits for Lutherans throughout the United States. Also included in the accounts of the Society are its wholly owned subsidiary, Lutheran Brotherhood Financial Corporation (LBFC), which is the parent company of Lutheran Brotherhood Variable Insurance Products Company (LBVIP), a stock life insurance company; an investment adviser; a broker-dealer; a property and casualty insurance agency; a federal savings bank holding company; and a federal savings bank.

  The Society's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). All significant intercompany balances and transactions have been eliminated in consolidation.

  Effective January 1, 2002, the Society has merged with and into Aid Association for Lutherans (AAL). Refer to Note 14 for further details.

  Summary of Significant Accounting Policies

  Use of Estimates
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  Financial Statement Presentation
  Certain prior year amounts in the financial statements and notes to the financial statements have been reclassified to conform to the 2001 financial statement presentation.

  Cash and Cash Equivalents
  Cash and cash equivalents include cash on hand, money market instruments and other debt issues with an original maturity of 90 days or less.

  Investments
  See disclosures regarding the determination of fair value of financial instruments at Note 10.

  Carrying value of investments is determined as follows:

            Fixed income securities                         Fair value
            Equity securities                               Fair value
            Mortgage loans on real estate                   Amortized cost less impairment allowance
            Investment real estate                          Cost less accumulated depreciation and impairment allowance
            Real estate joint ventures                      Equity accounting method
            Real estate acquired through foreclosure        Lower of cost or fair value less estimated cost to sell
            Loans to contractholders                        Unpaid principal balance
            Short-term investments                          Amortized cost
            Other invested assets                           Equity accounting method

  Fixed income securities which may be sold prior to maturity and equity securities (common stock and nonredeemable preferred stock) are classified as available for sale.

  Realized investment gains and losses on sales of securities are determined on a first-in, first-out method for fixed income securities and the average cost method for equity securities and are reported in the Consolidated Statement of Operations. Unrealized investment gains and losses on fixed income and equity securities classified as available for sale, net of the impact of unrealized investment gains and losses on deferred acquisition costs and net applicable deferred taxes, are reported as other comprehensive income.

  The investment portfolio is reviewed for investments that may have experienced a decline in fair value considered to be other than temporary. Mortgage loans are considered impaired when it is probable that the Society will be unable to collect all amounts according to the contractual terms of the loan agreement. Real estate is considered impaired when the carrying value exceeds the fair value. In cases where impairment is present, valuation allowances are established and netted against the asset categories to which they apply and changes in the valuation allowances are included in realized investment gains or losses.

  Deferred Policy Acquisition Costs
  Those costs of acquiring new business, which vary with and are primarily related to the production of new business, are deferred. Such costs include commissions, certain costs of contract issuance and underwriting, and certain variable agency expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of contract issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs are adjusted for the impact of unrealized gains or losses on investments as if those gains or losses had been realized, with corresponding credits or charges included in other comprehensive income.

  For participating-type long duration contracts, deferred acquisition costs are amortized over the expected average life of the contracts in proportion to estimated gross margins. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross margins are revised.

  For universal life-type and investment-type contracts, deferred acquisition costs are amortized over the average expected life of the contracts in proportion to estimated gross profits from mortality, investment, and expense margins and surrender charges. The effects of revisions to experience on previous amortization of deferred acquisition costs are reflected in earnings and change in unrealized investment gains (losses) in the period estimated gross profits are revised.

  For health insurance and certain term life insurance contracts, deferred acquisition costs are amortized over the average expected premium paying period, in proportion to expected premium revenues at the time of issue.

  Separate Accounts
  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. The assets (principally investments) and liabilities (principally to contractholders) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Society. The assets of the variable accounts will not be applied to the liabilities arising out of any other business conducted by the Society. Assets are valued at fair value. The investment income, gains and losses of these accounts generally accrue to the contractholders, and, therefore, are not included in the Society's consolidated net (loss) income.

  Derivative Financial Instruments
  The Society's current utilization of derivative financial instruments is not significant. Most of the Society's derivative transactions are used to reduce or modify interest rate risk and to replicate assets in certain markets. These strategies use future contracts, option contracts, interest rate swaps, foreign currency swaps and structured securities. The Society does not use derivative instruments for speculative purposes. The effect of derivative transactions is not significant to the Society's results of operations or financial position.

  Effective January 1, 2001, the Society adopted the provisions of Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133), as amended, which requires that the Society recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. Given the Society's limited use of derivative instruments, the adoption of SFAS No. 133 did not have a significant impact on the financial position or results of operations of the Society.

  Other Assets
  Other assets include property and equipment reported at depreciated cost. The Society provides for depreciation of property and equipment using the straight-line method over the useful lives of the assets which are three to ten years for equipment and forty years for property.

  Contract Reserves and Contractholder Funds
  Liabilities for future contract benefits on participating-type long duration contracts are the net level premium reserve for death benefits. Liabilities are calculated using dividend fund interest rates and mortality rates guaranteed in calculating cash surrender values.

  Liabilities for future contract benefits on universal life-type and investment-type contracts are based on the contract account balance.

  Liabilities for future contract benefits on health insurance and certain term life insurance contracts are calculated using the net level premium method and assumptions as to investment yields, mortality, morbidity and withdrawals. The assumptions, made at the time of issue, are based on best estimates of expected experience and include provision for possible adverse deviation.

  Liabilities for future contract benefits on limited-payment contracts are determined using appropriate assumptions for investment yields, mortality, morbidity and expenses, including a provision for the risk of adverse deviation.

  Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

  Premium Revenue and Benefits to Contractholders
  Recognition of Certain Participating-Type Contract Revenue and Benefits to Contractholders

  Participating-type contracts are long-duration contracts with expected dividends to contractholders based on actual experience, paid in proportion to the contractholder's contribution to surplus. Premiums are recognized as revenues when due. Death and surrender benefits are reported as expenses when incurred.

  Recognition of Universal Life-Type Contract Revenue and Benefits to Contractholders

  Universal life-type contracts are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the contractholder, premiums paid by the contractholder or interest accrued to contractholder balances. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for universal life-type contracts consist of investment income, charges assessed against contract account values for deferred contract loading, the cost of insurance and contract administration. Contract benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related contract account balances.

  Recognition of Investment Contract Revenue and Benefits to Contractholders

  Contracts that do not subject the Society to risks arising from contractholder mortality or morbidity are referred to as investment contracts. Certain deferred annuities, immediate annuities and supplementary contracts are considered investment contracts. Amounts received as payments for such contracts are not reported as premium revenues.

  Revenues for investment contracts consist of investment income and contract administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

  Recognition of Limited-Payment Contract Revenue and Benefits to Contractholders

  Limited-payment contracts subject the Society to contractholder mortality and morbidity risks over a period that extends beyond the premium paying period. Certain annuities and supplementary contracts with life contingencies are considered limited-payment contracts. Considerations are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Recognition of Term Life and Health Revenue and Benefits to Contractholders

  Products with fixed and guaranteed premiums and benefits consist principally of health insurance contracts and certain term life contracts. Premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for liabilities for future contract benefits and the amortization of deferred policy acquisition costs.

  Dividends
  The dividend scale, approved annually by the Board of Directors, seeks to achieve equity among contractholders. Dividends charged to operations represent an estimation of those incurred during the current year.

  Income Taxes
  Lutheran Brotherhood qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been made. Lutheran Brotherhood's subsidiary, Lutheran Brotherhood Financial Corporation (LBFC) is a taxable entity. LBFC and its subsidiaries file a consolidated federal income tax return. Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

  The provision for income taxes reflected on the Consolidated Statement of Operations consisted of federal and state income tax expense (benefit) of $(4), $9 and $1 for the years ended December 31, 2001, 2000 and 1999, respectively. At December 31, 2001 and 2000, LBFC had recorded a net deferred federal income tax liability of $40 and $41, respectively. The deferred tax liability arises from the temporary differences related primarily to reserves held for future benefits and deferred acquisitions costs as computed for financial statement and tax return purposes.

  Investments

  Fixed Income Securities
  Investments in fixed income securities at December 31, 2001 and 2000 follow:

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2001
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
   Fixed income securities:
       U.S. government                                                $    760          $    30      $      (2)     $    788
       Mortgage-backed securities                                        2,404               38             (7)        2,435
       Non-investment grade bonds                                          740               15            (70)          685
       Corporate and other bonds                                         3,920              140            (44)        4,016
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,824           $  223        $  (123)      $ 7,924
                                                                       ========        ========        ========     ========

                                                                           Available for Sale (Carried at Fair Value)
                                                                                        December 31, 2000
                                                                        ------------------------------------------------

                                                                    Amortized        Unrealized     Unrealized        Fair
                                                                       Cost            Gains          Losses          Value
     Fixed income securities:
       U.S. government                                                $    771          $    36      $      (1)     $    806
       Mortgage-backed securities                                        2,224               26            (14)        2,236
       Non-investment grade bonds                                          725                5           (106)          624
       Corporate and other bonds                                         3,710               90            (92)        3,708
                                                                       --------        --------        --------     --------

           Total available for sale                                    $ 7,430           $  157        $  (213)      $ 7,374
                                                                       ========        ========        ========     ========

     The amortized cost and fair value of fixed income securities available for sale as of December 31, 2001 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called or prepaid.
                                                                                                     Amortized        Fair
                                                                                                        Cost          Value

     One year or less                                                                                $     142     $     145
     After one year through five years                                                                   1,420         1,454
     After five years through ten years                                                                  2,061         2,085
     After ten years                                                                                     1,797         1,805
     Mortgage-backed securities                                                                          2,404         2,435
                                                                                                       --------     --------

       Total available for sale                                                                       $  7,824      $  7,924
                                                                                                       ========     ========

     Equity Securities
     Investments in equity securities and preferred stock at December 31, 2001 and 2000 are as follows:

                                                                                                          2001          2000

     Cost                                                                                            $     658     $     618
     Gross unrealized gains                                                                                 96           171
     Gross unrealized losses                                                                               (86)          (67)
                                                                                                       --------     --------

     Carrying value                                                                                  $     668     $     722
                                                                                                       ========     ========

     Mortgage Loans and Real Estate
     The Society's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, borrower and loan size.

     At December 31, the carrying values of mortgage loans and real estate investments were as follows:

                                                                                                          2001         2000
     Mortgage loans:
       Residential and commercial                                                                     $  1,858      $  1,865
       Loans to Lutheran Churches                                                                          395           371
                                                                                                       --------     --------

             Total mortgage loans                                                                     $  2,253      $  2,236
                                                                                                       ========     ========

     Real estate:
       To be disposed of                                                                          $         -     $        1
       To be held and used                                                                                  90            64
                                                                                                       --------     --------

             Total real estate                                                                      $       90    $       65

  Derivative Instruments
  At December 31, 2001, the Society's derivative instruments, as defined by SFAS No. 133, included one foreign currency swap and warrants on equity securities. In addition, certain convertible bonds held by the Society are characterized as hybrid instruments containing embedded derivatives (i.e., equity conversion options). The fair value of all such instruments of $91 at December 31, 2001, was determined using quoted market prices, where available, and internal valuation models. Changes in fair value are reported currently in net realized investment gains (losses).

  Investment Income and Realized Gains and Losses

  For the year ended December 31, investment income summarized by type of investment was as follows:

                                                                                          2001          2000          1999

     Fixed income securities                                                           $    489      $     483     $     466
     Equity securities                                                                       16             23            20
     Mortgage loans                                                                         181            173           167
     Real estate                                                                             24             20            17
     Loans to contractholders                                                                50             48            47
     Short-term investments                                                                  54             75            54
     Other invested assets                                                                   19             21            18
                                                                                       --------        --------     --------

       Gross investment income                                                              833            843           789

     Investment expenses                                                                    (50)           (44)          (41)
                                                                                       --------        --------     --------

     Net investment income                                                             $    783      $     799     $     748
                                                                                       ========        ========     ========

     For the year ended December 31, gross realized investment gains and losses on sales of all types of investments are as follows:

                                                                                          2001           2000          1999
     Fixed income securities:
       Realized gains                                                                  $    114     $       60    $       87
       Realized losses                                                                     (131)           (98)          (99)

     Equity securities:
       Realized gains                                                                        33             87           115
       Realized losses                                                                      (32)           (38)          (22)

     Other investments:
       Realized gains                                                                         8              6             6
       Realized losses                                                                       -              (1)            -
                                                                                       --------        --------     --------

           Total net realized investment (losses) gains                               $      (8)    $       16    $       87
                                                                                       ========        ========     ========
  Deferred Policy Acquisition Costs

  The balances of and changes in deferred policy acquisition costs as and for the years ended December 31 are as follows:

                                                                                          2001           2000          1999

     Balance, beginning of year                                                         $ 1,181       $  1,159     $     921
     Capitalization of acquisition costs                                                    121            146           130
     Amortization                                                                           (98)           (48)          (66)
     Change in unrealized investment gains                                                  (25)           (76)          174
                                                                                       --------        --------     --------

     Balance, end of year                                                               $ 1,179       $  1,181      $  1,159
                                                                                       --------        --------     --------
  Separate Account Business

  Separate account assets include segregated funds invested by the Society for the benefit of variable life insurance and variable annuity contract owners. A portion of the contract owner's premium payments are invested by the Society into the LB Variable Insurance Account I, the LB Variable Annuity Account I, the LBVIP Variable Insurance Account, the LBVIP Variable Insurance Account II, or the LBVIP Variable Annuity Account I (the Variable Accounts). The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has 14 subaccounts, each of which invests only in a corresponding portfolio of LB Series Fund, Inc. (the Fund). The Fund is an open-end management investment company registered under the Investment Company Act of 1940. The shares of the Fund are carried in the Variable Accounts' financial statements at the net asset value of the Fund. The Society serves as the investment adviser of the Fund and is compensated through a daily investment advisory fee based on the average daily net assets of each portfolio. For the years ended December 31, 2001, 2000 and 1999, advisory fee income of $32, $37 and $29, respectively, is included in the Consolidated Statement of Operations.

  The Society records premium payments from contractholders as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business. The excess of separate account assets over separate account liabilities at December 31, 2001 represents the Society's investment of $50 to the Fund made in November 2001 upon introducing seven new variable annuity subaccounts.

  A fixed account is also included as an investment option for variable annuity contract owners. Net premiums allocated to the fixed account are invested in the assets of the Society.

  The Society assumes the mortality and expense risk associated with these contracts for which it is compensated by the separate accounts. The charges to the separate accounts, shown below for the years ended December 31, are based on the average daily net assets at specified annual rates:

                                                                                          2001          2000           1999
                                                                             Rate        Charges      Charges         Charges

     LB Variable Insurance Account I                                         0.6%      $      1       $      1      $      1
     LB Variable Annuity Account I                                           1.1%            41             44            34
     LBVIP Variable Insurance Account                                        0.6%             1              2             1
     LBVIP Variable Insurance Account II                                     2.3%            -              -              -
     LBVIP Variable Annuity Account I                                        1.1%            43             53            46
                                                                                       --------        --------     --------

                                                                                      $      86        $   100       $    82
                                                                                       ========        ========     ========

     Income from these charges is included in the Consolidated Statement of Operations.

     In addition, the Society deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the years ended December 31, amounts are as follows:

                                                                                           2001           2000          1999

     LB Variable Insurance Account I                                                    $    15        $    12       $    10
     LB Variable Annuity Account I                                                            3              3             3
     LBVIP Variable Insurance Account                                                        12             11            11
     LBVIP Variable Insurance Account II                                                     -              -              -
     LBVIP Variable Annuity Account I                                                         1              1             1
                                                                                       --------        --------     --------

                                                                                        $    31        $    27       $    25
                                                                                       --------        --------     --------
  Employee Benefit Plans

  Pension Plans
  Defined Benefit

  Lutheran Brotherhood has noncontributory defined benefit plans which cover substantially all employees. The Society's policy is to fund all defined benefit pension costs using the aggregate level value method. In comparison to other acceptable methods, the annual contributions under the aggregate level method are generally higher in the earlier years and decrease over time.

  Components of net pension cost for the years ended December 31 were as follows:

                                                                                           2001           2000          1999

     Service cost - benefits earned during the year                                     $     6        $     5        $    5
     Interest cost on projected benefit obligations                                          10              9             8
     Expected return on assets                                                              (12)            (8)           (8)
                                                                                       --------        --------     --------

     Net pension cost                                                                   $     4        $     6        $    5
                                                                                       ========        ========     ========

     The following rates were used in computing the pension cost for each of the three years in the period ended December 31:

                                                                                            2001           2000          1999

     Discount rates used to determine expense                                             7.00%           7.00%         7.00%
     Assumed rates of compensation increases                                              5.00%           5.00%         5.00%
     Expected long-term rates of return                                                   8.50%           7.00%         7.00%

     The following tables summarize the reconciliation of funded status as of December 31 of the pension plan, including the change in benefit obligation and the change in plan assets:

                                                                                                          2001          2000
     Change in benefit obligation
     ----------------------------

     Projected benefit obligation at beginning of year                                                   $ 140         $ 124

     Service cost                                                                                            6             5
     Interest cost                                                                                          10             9
     Plan amendment                                                                                          1             -
     Transfers from defined contribution                                                                     3             -
     Actuarial loss                                                                                          7             7
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Projected benefit obligation at end of year                                                         $ 161         $ 140
                                                                                                       ========     ========

     Change in plan assets
     ---------------------

     Fair value of plan assets at beginning of year                                                      $ 139         $ 124

     Actual return on plan assets                                                                           12            15
     Employer contribution                                                                                   3             5
     Transfers from defined contribution                                                                     3             -
     Benefits paid                                                                                          (6)           (5)
                                                                                                       --------     --------

     Fair value of plan assets at end of year                                                            $ 151         $ 139

                                                                                                          2001          2000
     Funded status
     -------------

     Funded status                                                                                       $ (10)       $   (1)
     Unrecognized prior service cost                                                                         1             -
     Unrecognized actuarial loss (gain)                                                                      3            (4)
     Unrecognized transition amount                                                                          1             1
                                                                                                       --------     --------

     Accrued benefit cost                                                                                $  (5)       $   (4)
                                                                                                       ========     ========

     Plan assets are held on deposit with the Society and invested primarily in corporate bonds and mortgage loans. Plan contributions are accumulated in a deposit administration fund, which is a part of the general assets of the Society. The accrued retirement liability at December 31, 2001 of $156 is included in contract reserves and other liabilities.

     The following rates were used in computation of the funded status for the plan at December 31:

                                                                                                           2001         2000

     Discount rates used for obligations                                                                  7.00%        7.00%
     Assumed rates of compensation increases                                                              5.00%        5.00%

  Defined Contribution

  The Society has noncontributory defined contribution retirement plans which cover substantially all employees and field representatives and a noncontributory non-qualified deferred compensation plan which covers substantially all of its general agents. As of January 1, 2001, approximately $139 of the defined contribution retirement plans' assets were held by the Society and the remaining $151 were held in a separate trust. The accrued retirement liability at December 31, 2001 of $152 is included in contract reserves. Expenses related to the retirement plan for the years ended December 31, 2001, 2000 and 1999 were $9, $11 and $12, respectively. Accumulated vested deferred compensation benefits at December 31, 2001 and 2000 total $71 and $66, respectively, and are included in other liabilities.

  The Society has established contributory 401(k) defined contribution plans which cover substantially all employees and field representatives. Participants are immediately vested in their contributions plus investment earnings thereon.

  Postretirement Benefits Other Than Pensions
  The Society has a postretirement medical benefit plan which provides for a minor subsidy of certain medical benefits for eligible early retirees until age 65. The Society's obligation for post-retirement medical benefits under the plan is not significant.

  Reinsurance

  In the normal course of business, the Society seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding business to other insurance enterprises or reinsurers under reinsurance contracts. As of December 31, 2001, total life insurance inforce approximated $52 billion, of which approximately $1 billion had been ceded to various reinsurers. The Society retains a maximum of $2 of coverage per individual life. Premiums ceded to other companies of $7 are reported as a reduction in premium income and benefits were reduced by $4 for reinsurance recoverable for the year ended December 31, 2001.

  Reinsurance contracts do not relieve the Society from its obligations to contractholders. Failure of reinsurers to honor their obligations could result in losses to the Society; consequently, allowances are established for amounts deemed uncollectible. The amount of the allowance for uncollectible reinsurance receivables was immaterial at December 31, 2001.

  Commitments and Contingencies

  Financial Commitments
  The Society has commitments to extend credit for mortgage loans and other lines of credit of $84 and $104 at December 31, 2001 and 2000, respectively. Commitments to purchase other invested assets were $132 and $117 at December 31, 2001 and 2000, respectively.

  Disclosures About Fair Value of Financial Instruments

  The following methods and assumptions were used in estimating fair value disclosures for financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

  Fixed Income Securities: Fair values for fixed income securities are based on quoted market prices, where available. For fixed income securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Equity Securities: Fair values for equity securities are based on quoted market prices, where available. For equity securities not actively traded in the market, fair values are estimated using market quotes from brokers or internally developed pricing methods.

  Mortgage Loans: The fair values for mortgage loans are estimated using discounted cash flow analyses, using interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

  Loans to Contractholders: The carrying amount reported in the balance sheet approximates fair value since loans on insurance contracts reduce the amount payable at death or at surrender of the contract.

  Cash and Cash Equivalents, Short-Term Investments: The carrying amounts for these assets approximate the assets' fair values.

  Separate Account Assets and Liabilities: The carrying amounts reported for separate account assets and liabilities approximate their respective fair values.

  Other Financial Instruments Recorded as Assets: The carrying amounts for these financial instruments (primarily loans receivable and other investments), approximate those assets' fair values.

  Investment Contract Liabilities: The fair value for deferred annuities was estimated to be the amount payable on demand at the reporting date as those investment contracts have no defined maturity and are similar to a deposit liability. The amount payable at the reporting date was calculated as the account balance less applicable surrender charges.

  For supplementary contracts and immediate annuities without life contingencies, the carrying amounts approximate those liabilities' fair value.

  The carrying amounts reported for other investment contracts, which include participating pension contracts and retirement plan deposits, approximate those liabilities' fair value.

  Other Deposit Liabilities: The carrying amounts for dividend accumulations and premium deposit funds approximate the liabilities' fair value.

  Other Financial Instruments Recorded as Liabilities: The carrying amounts for these financial instruments (primarily deposits and advances payable) approximate those liabilities' fair values.

  The carrying amounts and estimated fair values of the Society's financial instruments at December 31 are as follows:

                                                                                  2001                          2000
                                                                        ----------------------         --------------------
                                                                      Carrying           Fair         Carrying        Fair
                                                                       Amount           Value          Amount         Value
     Financial instruments recorded as assets
       Fixed income securities                                        $  7,924         $  7,924       $  7,374      $  7,374
       Equity securities                                                   668              668            722           722
       Mortgage loans:
           Residential and commercial                                    1,858            2,021          1,865         2,007
           Loans to Lutheran churches                                      395              418            371           376
       Loans to contractholders                                            766              766            748           748
       Cash and cash equivalents                                           953              953            749           749
       Short-term investments                                              325              325            290           290
       Separate account assets                                           7,645            7,645          8,842         8,842
       Other financial instruments recorded as assets                       97               97             85            85

     Financial instruments recorded as liabilities
       Investment contracts:
           Deferred annuities                                          $ 2,457         $  2,420       $  2,465       $ 2,427
           Supplementary contracts and immediate annuities                 485              485            433           433
       Other deposit liabilities:
           Dividend accumulations                                           36               36             35            35
           Premium deposit funds                                             1                1              1             1
       Separate account liabilities                                      7,594            7,594          8,842         8,842
       Other financial instruments recorded as liabilities                  91               91             79            79
  Statutory Financial Information

  Accounting practices used to prepare statutory financial statements for regulatory filing of fraternal life insurance companies differ from accounting principles generally accepted in the United States of America (GAAP). Statutory financial statements are prepared in accordance with the NAIC Accounting Practices and Procedures manual -Version effective January 1, 2001. The following reconciles the Society's statutory net change in surplus and statutory surplus determined in accordance with accounting practices prescribed or permitted by the Department of Commerce of the State of Minnesota with net income (loss) and members' equity on a GAAP basis.

                                                                                                                Year Ended
                                                                                                             December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Net change in statutory surplus                                                                  $    (94)     $    (59)
     Change in asset valuation reserves                                                                    (31)          (45)
                                                                                                       --------     --------

       Net change in statutory surplus and asset valuation reserves                                       (125)         (104)

     Adjustments:
       Future contract benefits and contractholders' account balances                                       75            56
       Deferred acquisition costs                                                                           23            98
       Investment gains                                                                                     35            33
       Other, net                                                                                          (12)           45
                                                                                                       --------     --------

     Consolidated net income (loss)                                                                  $      (4)     $    128
                                                                                                       ========     ========

     Statutory surplus                                                                                 $ 1,124       $ 1,218
     Asset valuation reserves                                                                              217           248
                                                                                                       --------     --------

       Statutory surplus and asset valuation reserves                                                    1,341         1,466

     Adjustments:
       Future contract benefits and contractholders' account balances                                     (327)         (388)
       Deferred acquisition costs                                                                        1,179         1,181
       Interest maintenance reserves                                                                        53            78
       Valuation of investments                                                                             97           (43)
       Dividend liability                                                                                  111           117
       Other, net                                                                                           28            41
                                                                                                       --------     --------

     Consolidated members' equity                                                                      $ 2,482       $ 2,452
                                                                                                       ========     ========
  Supplementary Financial Data

  Following is a condensed synopsis of statutory financial information of the Society (excluding affiliated subsidiaries) at December 31, 2001 and 2000. This information is included to satisfy certain state reporting requirements for fraternals.

                                                                                                             December 31,
                                                                                                         -----------------
                                                                                                         2001          2000

     Invested and other admitted assets                                                               $ 12,958      $ 12,260
     Assets held in separate accounts                                                                    3,863         4,165
                                                                                                      --------      --------

       Total assets                                                                                   $ 16,821      $ 16,425
                                                                                                      ========      ========

     Contract reserves                                                                                $ 10,499     $   9,903
     Liabilities related to separate accounts                                                            3,721         4,031
     Other liabilities and asset reserves                                                                1,477         1,273
                                                                                                      --------      --------

       Total liabilities and asset reserves                                                             15,697        15,207
                                                                                                      --------      --------

     Unassigned surplus                                                                                  1,124         1,218
                                                                                                      --------      --------

       Total liabilities, asset reserves and surplus                                                  $ 16,821      $ 16,425
                                                                                                      ========      ========

     (Loss) savings from operations before net realized capital gains                               $      (61)   $       32
     Net realized capital gains (losses)                                                                   (19)           44
                                                                                                      --------      --------

       Net (loss) savings from operations                                                                  (80)           76

     Total other changes                                                                                   (14)         (135)
                                                                                                      --------      --------

     Net change in unassigned surplus                                                               $      (94)   $      (59)
                                                                                                      --------      --------
  Legal Matters

  The Society is involved in various pending or threatened legal proceedings arising out of the normal course of business. Also, the Society has been named in civil litigation proceedings alleging inappropriate life insurance sales practices by the Society, which appear to be similar to claims asserted in class actions brought against many other life insurers. These matters are sometimes referred to as market conduct lawsuits. The Society believes it has substantial defenses to these actions and intends to assert them in the courts where the actions were filed. While the ultimate resolution of such litigation cannot be predicted with certainty at this time, in the opinion of management such matters will not have a material adverse effect on the financial position or results of operations of the Society.

  Subsequent Event

  On January 1, 2002, the Society merged with and into AAL, a Wisconsin-domiciled fraternal benefit society, pursuant to an agreement and plan of merger dated June 27, 2001. The merger will be accounted for as a pooling of interests transaction, and as such, future consolidated financial statements of AAL will include the Society's financial information as if the Society had always been part of AAL.

  The following unaudited pro forma combined financial data is presented for informational purposes only. It is not necessarily indicative of the results of operations or of the financial position that would have occurred had the merger been completed during the periods or as of the date for which the pro forma data is presented. It is also not necessarily indicative of the combined company's future results of operations or financial position.

  Unaudited pro forma combined statements of income data (in millions):

                                                                                                             Year Ended
                                                                                                            December 31,
                                                                                                           -----------------
                                                                                                          2001          2000

     Revenue                                                                                         $   4,150     $   4,144
     Net income                                                                                            135           356

     Unaudited pro forma combined balance sheet data (in millions):
                                                                                                            Year Ended
                                                                                                           December 31,
                                                                                                          -----------------
                                                                                                         2001          2000

     Total assets                                                                                    $  45,897      $ 44,835
     Total certificateholders' surplus                                                                   5,347         5,076

AAL Variable Life Account I Financial Statements

AAL Variable Life Account I
Financial Statements
December 31, 2001

Contents

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Notes to Financial Statements

Report of Independent Auditors

The Board of Directors and Certificate Owners
Aid Association for Lutherans/Lutheran Brotherhood

We have audited the accompanying statement of assets and liabilities of the individual subaccounts of AAL Variable Life Account I (the Account) (comprising, respectively, the Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Index, Mid Cap Stock, Mid Cap Index, International, Capital Growth, Large Company Index, Equity Income, Balanced, High Yield Bond, Bond Index, and Money Market Subaccounts) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Life Account I at December 31, 2001, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young

Milwaukee, Wisconsin
January 23, 2002

Statement of Assets and Liabilities
As of December 31, 2001

                                                                       Technology     Aggressive      Small Cap     Small Cap
                                                                          Stock         Growth          Stock         Index
                                                                       Subaccount     Subaccount     Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 45,835 shares (cost $360,484)               $361,266  $           -  $           -  $              -
Aggressive Growth Portfolio, 50,900 shares (cost $421,272)                     -       405,726              -               -
Small Cap Stock Portfolio, 64,393 shares (cost $659,430)                       -             -        713,674               -
Small Cap Index Portfolio, 552,112 shares (cost $7,416,505)                    -             -              -       7,376,413
Mid Cap Stock Portfolio, 75,748 shares (cost $705,408)                         -             -              -               -
Mid Cap Index Portfolio, 26,218 shares (cost $256,721)                         -             -              -               -
International Portfolio, 285,333 shares (cost $3,549,224)                      -             -              -               -
Capital Growth Portfolio, 188,328 shares (cost $1,739,527)                     -             -              -               -
Large Company Index Portfolio, 791,300 shares (cost $18,999,214)               -             -              -               -
Equity Income Portfolio, 25,265 shares (cost $236,799)                         -             -              -               -
Balanced Portfolio, 335,529 shares (cost $5,343,655)                           -             -              -               -
High Yield Bond Portfolio, 85,041 shares (cost $626,543)                       -             -              -               -
Bond Index Portfolio, 57,602 shares (cost $581,141)                            -             -              -               -
Money Market Portfolio, 1,473,332 shares (cost $1,473,332)                     -             -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                             361,266       405,726        713,674       7,376,413
Liabilities                                                                    -             -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $361,266      $405,726       $713,674      $7,376,413

Accumulation units                                                      $361,266      $405,726       $713,674      $7,376,413
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                        $361,266      $405,726       $713,674      $7,376,413
=======================================================================================================================================

Units outstanding                                                         43,725        50,848         65,302         623,185
=======================================================================================================================================
Unit value (accumulation)                                                  $8.25         $7.96         $10.94          $12.04

=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                            Statement of Assets and Liabilities--continued
                                                        As of December 31, 2001

                                                                         Mid Cap       Mid Cap                       Capital
                                                                          Stock          Index      International    Growth
                                                                       Subaccount     Subaccount     Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund, Inc.
Investments at fair value
Technology Stock Portfolio, 45,835 shares (cost $360,484)         $           -   $          -  $             -  $             -
Aggressive Growth Portfolio, 50,900 shares (cost $421,272)                    -              -              -               -
Small Cap Stock Portfolio, 64,393 shares (cost $659,430)                      -              -              -               -
Small Cap Index Portfolio, 552,112 shares (cost $7,416,505)                   -              -              -               -
Mid Cap Stock Portfolio, 75,748 shares (cost $705,408)                  682,827              -              -               -
Mid Cap Index Portfolio, 26,218 shares (cost $256,721)                        -        268,243              -               -
International Portfolio, 285,333 shares (cost $3,549,224)                     -              -      2,556,038               -
Capital Growth Portfolio, 188,328 shares (cost $1,739,527)                    -              -              -       1,718,870
Large Company Index Portfolio, 791,300 shares (cost $18,999,214)              -              -              -               -
Equity Income Portfolio, 25,265 shares (cost $236,799)                        -              -              -               -
Balanced Portfolio, 335,529 shares (cost $5,343,655)                          -              -              -               -
High Yield Bond Portfolio, 85,041 shares (cost $626,543)                      -              -              -               -
Bond Index Portfolio, 57,602 shares (cost $581,141)                           -              -              -               -
Money Market Portfolio, 1,473,332 shares (cost $1,473,332)                    -              -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                            682,827        268,243      2,556,038      1,718,870
Liabilities                                                                   -              -              -               -
---------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             $682,827       $268,243     $2,556,038      $1,718,870

Accumulation units                                                     $682,827       $268,243     $2,556,038      $1,718,870
---------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                                       $682,827       $268,243     $2,556,038      $1,718,870

Units outstanding                                                        75,734         26,247        285,487         189,361
=======================================================================================================================================
Unit value (accumulation)                                                 $9.02         $10.22          $8.96           $9.14

=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                            Statement of Assets and Liabilities--continued
                                                        As of December 31, 2001

             Large                                                         High
             Company             Equity                                   Yield                Bond               Money
              Index              Income              Balanced              Bond               Index              Market
            Subaccount         Subaccount          Subaccount           Subaccount          Subaccount         Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

    $               -     $           -     $             -       $           -       $           -     $             -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
                    -                 -                   -                   -                   -                   -
           16,030,659                 -                   -                   -                   -                   -
                    -           237,445                   -                   -                   -                   -
                    -                 -           4,824,752                   -                   -                   -
                    -                 -                   -             538,177                   -                   -
                    -                 -                   -                   -             589,915                   -
                    -                 -                   -                   -                   -           1,473,458
---------------------------------------------------------------------------------------------------------------------------------------
           16,030,659           237,445           4,824,752             538,177             589,915           1,473,458
                    -                 -                   -                   -                   -                   -
---------------------------------------------------------------------------------------------------------------------------------------
          $16,030,659          $237,445          $4,824,752            $538,177            $589,915         $1,473,458

          $16,030,659          $237,445          $4,824,752            $538,177            $589,915          $1,473,458
---------------------------------------------------------------------------------------------------------------------------------------
          $16,030,659          $237,445          $4,824,752            $538,177            $589,915          $1,473,458

            1,488,611            25,223             414,271              59,085              46,560           1,233,087
=======================================================================================================================================
               $10.77             $9.38              $11.65              $ 9.11              $12.67              $1.19

=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                        Statement of Operations
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                   Technology       Aggressive       Small Cap      Small Cap
                                                                      Stock           Growth           Stock          Index
                                                                   Subaccount       Subaccount      Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
December 31,2001:
---------------------------------------------------------------------------------------------------------------------------------------
Income
Dividends                                                      $         -              $384          $651           $24,719
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -               384           651            24,719

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                (1,027)            (697)          248            12,798
Capital gain distributions                                               -                -            590           450,704
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (1,027)            (697)          838           463,502

Change in unrealized appreciation (depreciation) of investments         782          (15,545)       54,244          (141,262)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       $(245)        $(15,858)      $55,733          $346,959
=======================================================================================================================================

December 31, 2000:
Income
Dividends                                                       $        -       $        -     $        -           $14,384
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -                -              -            14,384

---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                    -                -              -             4,522
Capital gain distributions                                               -                -              -           337,670
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  -                -              -           342,192

Change in unrealized appreciation (depreciation) of investments          -                -              -               990
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations $         -    $          -    $         -         $ 357,566
=======================================================================================================================================

December 31, 1999:
Income
Dividends                                                       $        -      $         -     $        -            $5,339
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    -                -              -             5,339

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                    -                -              -           (10,167)
Capital gain distributions                                               -                -              -            76,179
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                  -                -              -            66,012
Change in unrealized appreciation (depreciation) of investments          -                -              -           122,760
Net increase (decrease) in net assets resulting from operations$         -     $          -    $         -          $194,111
=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                  Statement of Operations--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                             Large
              Mid Cap           Mid Cap                                Capital               Company              Equity
               Stock             Index           International          Growth                Index               Income
            Subaccount        Subaccount          Subaccount          Subaccount          Subaccount             Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

                $1,396              $777          $52,534             $4,162               $147,503               $1,493
---------------------------------------------------------------------------------------------------------------------------------------
                 1,396               777           52,534              4,162                147,503                1,493

---------------------------------------------------------------------------------------------------------------------------------------
                (1,490)             (368)          (9,634)            (7,159)                69,499               (2,535)
                    -                170                -                  -                553,801                    -
---------------------------------------------------------------------------------------------------------------------------------------
                (1,490)             (198)          (9,634)            (7,159)               623,300               (2,535)

               (22,581)           11,523         (718,450)           (20,657)            (2,603,135)                 647
---------------------------------------------------------------------------------------------------------------------------------------
              $(22,675)          $12,102        $(675,550)          $(23,654)           $(1,832,332)               $(395)
=======================================================================================================================================

        $           -       $         -           $47,477      $           -                $99,556           $       -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -            47,477                  -                 99,556                    -

---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             3,630                  -                 31,113                    -
                    -                 -            38,267                  -                157,007                    -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -            41,897                  -                188,120                    -

                    -                 -          (404,838)                 -             (1,466,322)                   -
---------------------------------------------------------------------------------------------------------------------------------------
        $           -       $         -         $(315,464)     $           -            $(1,178,646)           $       -
=======================================================================================================================================

        $           -       $         -            $4,546     $            -                $49,411           $       -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             4,546                  -                 49,411                    -

---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -               673                  -                 26,751                    -
                    -                 -             2,180                  -                 64,752                    -
---------------------------------------------------------------------------------------------------------------------------------------
                    -                 -             2,853                  -                 91,503                    -

                    -                 -           121,948                  -                838,100                    -
---------------------------------------------------------------------------------------------------------------------------------------
        $           -       $         -          $129,347      $           -               $979,014            $       -
=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                  Statement of Operations--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                          High
                                                                                          Yield        Bond          Money
                                                                          Balanced        Bond         Index        Market
                                                                         Subaccount    Subaccount   Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
December 31, 2001:
Income
Dividends                                                                $137,468       $45,006       $24,716      $32,065
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     137,468        45,006        24,716       32,065

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                     (22,420)      (16,592)           95            -
Capital gain distributions                                                 26,059            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                     3,639       (16,592)           95            -

Change in unrealized appreciation (depreciation) of investments          (289,405)      (23,063)        4,381            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations         $(148,298)       $5,351       $29,192      $32,065
=======================================================================================================================================

December 31, 2000:
Income
Dividends                                                                $114,096       $35,238       $11,433      $33,854
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     114,096        35,238        11,433       33,854

---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                      19,694        (4,242)       (1,513)           -
Capital gain distributions                                                147,112            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   166,806        (4,242)       (1,513)           -

---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments          (315,533)      (35,369)       10,220            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $(34,631)      $(4,373)      $20,140      $33,854
=======================================================================================================================================

December 31, 1999:
Income
Dividends                                                                 $49,785       $21,256        $5,486      $13,959
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      49,785        21,256         5,486       13,959

Net realized gain (loss) on investments
Net realized gain (loss) from investment transactions                       4,239        (2,374)         (448)           -
Capital gain distributions                                                 63,901            -             -             -
---------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                    68,140        (2,374)         (448)           -

---------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) of investments            58,709       (29,663)       (5,652)           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          $176,634      $(10,781)        $(614)     $13,959
=======================================================================================================================================

The accompanying notes to financial statements are an integral part of this statement.

                                                  Statement of Changes in Net Assets
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                      Technology     Aggressive     Small Cap      Small Cap
                                                                         Stock         Growth         Stock          Index
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                    $            -  $            -  $            -    $491,803
---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                         -              -             -          5,339
Net realized gain (loss) from investment transactions                         -              -             -         66,012
Change in unrealized appreciation (depreciation) of investments               -              -             -        122,760
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -             -        194,111

Capital share transactions
Transfers of net premiums                                                     -              -             -        886,595
Transfers of maturities                                                       -              -             -         (1,328)
Transfers of surrenders and terminations                                      -              -             -         (1,000)
Transfers of policy loans                                                     -              -             -        (17,699)
Cost of insurance and administrative charges                                  -              -             -       (255,086)
Transfers between subaccounts                                                 -              -             -        417,507
Mortality and expense risk charges                                            -              -             -         (7,642)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -             -      1,021,347
Total increase in net assets                                                  -              -             -      1,215,458
Net assets at December 31, 1999                                               -              -             -      1,707,261

Increase in net assets
Net investment income                                                         -              -             -         14,384
Net realized gain (loss) from investment transactions                         -              -             -        342,192
Change in unrealized appreciation (depreciation) of investments               -              -             -            990
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -             -        357,566

Capital share transactions
Transfers of net premiums                                                     -              -             -      2,604,030
Transfers of maturities                                                       -              -             -         (8,058)
Transfers of surrenders and terminations                                      -              -             -        (16,335)
Transfers of policy loans                                                     -              -             -        (43,490)
Cost of insurance and administrative charges                                  -              -             -       (720,257)
Transfers between subaccounts                                                 -              -             -      1,125,277
Mortality and expense risk charges                                            -              -             -        (23,174)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -             -      2,917,993
Total increase in net assets                                                  -              -             -      3,275,559
Net assets at December 31, 2000                                               -              -             -      4,982,820

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                      Technology     Aggressive     Small Cap      Small Cap
                                                                         Stock         Growth         Stock          Index
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
----------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         -             384           651        24,719
Net realized gain (loss) from investment transactions                     (1,027)          (697)          838       463,502
Change in unrealized appreciation (depreciation) of investments              782        (15,545)       54,244      (141,262)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations             (245)       (15,858)       55,733       346,959

Capital share transactions
---------------------------------------------------------------------------------------------------------------------------------------
Transfers of net premiums                                                182,857        244,300       388,524     3,336,173
Transfers of maturities                                                   (1,537)        (1,536)           (8)      (35,157)
Transfers of surrenders and terminations                                      (5)            (5)          (90)       (3,708)
Transfers of policy loans                                                   (943)        (1,212)       (1,764)      (61,308)
Cost of insurance and administrative charges                             (36,057)       (48,616)      (73,977)   (1,400,950)
Transfers between subaccounts                                            218,199        229,699       346,920       257,660
Mortality and expense risk charges                                        (1,003)        (1,046)       (1,664)      (46,076)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions     361,511        421,584       657,941     2,046,634
Total increase in net assets                                             361,266        405,726       713,674     2,393,593
Net assets at December 31, 2001                                         $361,266       $405,726      $713,674    $7,376,413

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                        Mid Cap        Mid Cap                      Capital
                                                                         Stock          Index     International     Growth
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                    $            -  $            -      $112,960  $           -
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                         -              -          4,546             -
Net realized gain (loss) from investment transactions                         -              -          2,853             -
Change in unrealized appreciation (depreciation) of investments               -              -        121,948             -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -        129,347             -

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                                     -              -        259,456             -
Transfers of maturities                                                       -              -           (461)            -
Transfers of surrenders and terminations                                      -              -           (298)            -
Transfers of policy loans                                                     -              -         (1,552)            -
Cost of insurance and administrative charges                                  -              -        (61,749)            -
Transfers between subaccounts                                                 -              -        163,192             -
Mortality and expense risk charges                                            -              -         (2,006)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -        356,582             -
Total increase in net assets                                                  -              -        485,929             -
Net assets at December 31, 1999                                               -              -        598,889             -

Increase in net assets
Net investment income                                                         -              -         47,477             -
Net realized gain (loss) from investment transactions                         -              -         41,897             -
Change in unrealized appreciation (depreciation) of investments               -              -       (404,838)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               -              -       (315,464)            -

Capital share transactions
Transfers of net premiums                                                     -              -      1,455,919             -
Transfers of maturities                                                       -              -         (1,471)            -
Transfers of surrenders and terminations                                      -              -         (8,048)            -
Transfers of policy loans                                                     -              -         (8,268)            -
Cost of insurance and administrative charges                                  -              -       (344,425)            -
Transfers between subaccounts                                                 -              -        804,894             -
Mortality and expense risk charges                                            -              -        (10,687)            -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions          -              -      1,887,914             -
Total increase in net assets                                                  -              -      1,572,450             -
Net assets at December 31, 2000                                               -              -      2,171,339             -

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                        Mid Cap        Mid Cap                      Capital
                                                                         Stock          Index     International     Growth
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                   1,396            777          52,534          4,162
Net realized gain (loss) from investment transactions                  (1,490)          (198)         (9,634)        (7,159)
Change in unrealized appreciation (depreciation) of investments       (22,581)        11,523        (718,450)       (20,657)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (22,675)        12,102        (675,550)       (23,654)

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                             444,608        111,494       1,681,159      1,084,916
Transfers of maturities                                                    -          (2,815)        (11,807)          (898)
Transfers of surrenders and terminations                                  (64)           (54)         (7,070)          (114)
Transfers of policy loans                                              (1,464)            -           (2,804)        (2,761)
Cost of insurance and administrative charges                          (78,888)       (20,816)       (586,321)      (202,960)
Transfers between subaccounts                                         343,172        168,817           4,458        868,881
Mortality and expense risk charges                                     (1,862)          (485)        (17,366)        (4,540)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions  705,502        256,141       1,060,249      1,742,524
Total increase in net assets                                          682,827        268,243         384,699      1,718,870
Net assets at December 31, 2001                                      $682,827       $268,243      $2,556,038     $1,718,870

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                         Large                                       High
                                                                        Company        Equity                        Yield
                                                                         Index         Income       Balanced         Bond
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                         $2,162,697  $              -  $604,729       $69,110
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                     49,411             -        49,785        21,256
Net realized gain (loss) from investment transactions                     91,503             -        68,140        (2,374)
Change in unrealized appreciation (depreciation) of investments          838,100             -        58,709       (29,663)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations          979,014             -       176,634       (10,781)

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                              3,393,404             -     1,397,983       158,002
Transfers of maturities                                                   (2,887)            -        (1,740)         (147)
Transfers of surrenders and terminations                                  (1,815)            -        (1,301)         (291)
Transfers of policy loans                                                (34,857)            -        (1,278)       (1,167)
Cost of insurance and administrative charges                            (833,652)            -      (300,884)      (23,802)
Transfers between subaccounts                                          2,360,899             -       641,377        87,154
Mortality and expense risk charges                                       (35,287)            -       (11,023)       (1,456)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   4,845,805             -     1,723,134       218,293
Total increase in net assets                                           5,824,819             -     1,899,768       207,512
Net assets at December 31, 1999                                        7,987,516             -     2,504,497       276,622

Increase in net assets
Net investment income                                                     99,556             -       114,096        35,238
Net realized gain (loss) from investment transactions                    188,120             -       166,806        (4,242)
Change in unrealized appreciation (depreciation) of investments       (1,466,322)            -      (315,533)      (35,369)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       (1,178,646)            -       (34,631)       (4,373)

Capital share transactions
Transfers of net premiums                                              6,685,532             -     1,816,837       136,250
Transfers of maturities                                                  (23,001)            -        (4,809)         (232)
Transfers of surrenders and terminations                                 (23,642)            -       (10,350)            -
Transfers of policy loans                                               (102,790)            -       (37,068)          960
Cost of insurance and administrative charges                          (2,083,475)            -      (585,881)      (46,686)
Transfers between subaccounts                                          2,484,995             -       319,943        58,011
Mortality and expense risk charges                                       (83,355)            -       (24,559)       (2,585)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions   6,854,264             -     1,474,113       145,718
Total increase in net assets                                           5,675,618             -     1,439,482       141,345
Net assets at December 31, 2000                                       13,663,134             -     3,943,979       417,967

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                         Large                                       High
                                                                        Company        Equity                        Yield
                                                                         Index         Income       Balanced         Bond
                                                                      Subaccount     Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                  147,503         1,493         137,468         45,006
Net realized gain (loss) from investment transactions                  623,300        (2,535)          3,639        (16,592)
Change in unrealized appreciation (depreciation) of investments     (2,603,135)          647        (289,405)       (23,063)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     (1,832,332)         (395)       (148,298)         5,351

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                            7,144,390       116,096       1,728,955        151,858
Transfers of maturities                                                (62,041)           -          (19,975)          (991)
Transfers of surrenders and terminations                               (59,971)          (62)        (32,218)        (5,290)
Transfers of policy loans                                              (37,999)           -          (11,142)          (356)
Cost of insurance and administrative charges                        (2,970,746)      (15,166)       (717,649)       (73,892)
Transfers between subaccounts                                          294,843       137,560         112,746         47,164
Mortality and expense risk charges                                    (108,619)         (588)        (31,646)        (3,634)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions 4,199,857       237,840       1,029,071        114,859
Total increase in net assets                                         2,367,525       237,445         880,773        120,210
Net assets at December 31, 2001                                    $16,030,659      $237,445      $4,824,752       $538,177

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                       Bond                       Money
                                                                                       Index                     Market
                                                                                    Subaccount                 Subaccount
---------------------------------------------------------------------------------------------------------------------------------------
Net assets at January 1, 1999                                                        $25,942                    $344,923
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------
Increase in net assets
Net investment income                                                                  5,486                      13,959
Net realized gain (loss) from investment transactions                                   (448)                          -
Change in unrealized appreciation (depreciation) of investments                       (5,652)                          -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                         (614)                     13,959

---------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
Transfers of net premiums                                                             79,922                   4,104,843
Transfers of maturities                                                                    -                           -
Transfers of surrenders and terminations                                                (101)                       (100)
Transfers of policy loans                                                               (172)                          -
Cost of insurance and administrative charges                                         (14,663)                   (118,096)
Transfers between subaccounts                                                         43,510                  (3,773,970)
Mortality and expense risk charges                                                      (639)                     (3,013)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                 107,857                     209,664
Total increase in net assets                                                         107,243                     223,623
Net assets at December 31, 1999                                                      133,185                     568,546

Increase in net assets
Net investment income                                                                 11,433                      33,854
Net realized gain (loss) from investment transactions                                 (1,513)                          -
Change in unrealized appreciation (depreciation) of investments                       10,220                           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       20,140                      33,854

Capital share transactions
Transfers of net premiums                                                             97,949                   5,294,114
Transfers of maturities                                                                 (508)                         (7)
Transfers of surrenders and terminations                                                  -                         (597)
Transfers of policy loans                                                                 -                            -
Cost of insurance and administrative charges                                         (26,469)                   (180,056)
Transfers between subaccounts                                                         11,809                  (5,023,948)
Mortality and expense risk charges                                                    (1,272)                     (5,246)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                  81,509                      84,260
Total increase in net assets                                                         101,649                     118,114
Net assets at December 31, 2000                                                      234,834                     686,660

The accompanying notes to financial statements are an integral part of this statement.

                                             Statement of Changes in Net Assets--continued
                                         For the Years Ended December 31, 2001, 2000 and 1999

                                                                                       Bond                       Money
                                                                                       Index                     Market
                                                                                    Subaccount                 Subaccount
---------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------------

Increase in net assets
Net investment income                                                                 24,716                      32,065
Net realized gain (loss) from investment transactions                                     95                           -
Change in unrealized appreciation (depreciation) of investments                        4,381                           -
---------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                       29,192                      32,065

Capital share transactions
Transfers of net premiums                                                            254,075                   4,734,482
Transfers of maturities                                                               (3,342)                        (15)
Transfers of surrenders and terminations                                                 (72)                        (88)
Transfer of policy loans                                                                (313)                    (16,135)
Cost of insurance and administrative charges                                         (68,978)                   (175,593)
Transfers between subaccounts                                                        147,538                  (3,779,633)
Mortality and expense risk charges                                                    (3,019)                     (8,285)
---------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions                 325,889                     754,733
Total increase in net assets                                                         355,081                     786,798
Net assets at December 31, 2001                                                     $589,915                  $1,473,458

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements
As of December 31, 2001

Note 1. Summary of Significant Accounting Policies
The AAL Variable Life Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium variable universal life insurance certificates.

The Account has fourteen separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

On January 1, 2002, AAL completed a merger with Lutheran Brotherhood. The merger is not expected to have a significant impact on the operations of the Account.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for AAL's fraternal activities. The certificate owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. In addition, a surrender charge is imposed in the event the certificate is surrendered or the specified amount is reduced. The initial surrender charge is based on an amount per thousand of specified coverage for which the certificate is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 certificate years to zero in the 11th certificate year.

Additionally, during the year ended December 31, 2001, management fees were paid indirectly to AAL Capital Management Corporation, a subsidiary of AAL, in its capacity as advisor to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

                                 % of Average     Investment
                                  Net Assets     Advisory Fees
-------------------------------------------------------------------
Subaccount:
-------------------------------------------------------------------
Technology Stock                       0.75%       $1,732
Aggressive Growth                      0.80%        2,771
Small Cap Stock                        0.70%        3,106
Small Cap Index                        0.35%        20,838
Mid Cap Stock                          0.70%         2,365
Mid Cap Index                          0.35%           907
International                          0.80%        32,100
Capital Growth                         0.65%         6,198
Large Company Index                    0.31%        42,760
Equity Income                          0.45%         1,237
Balanced                               0.32%        24,210
High Yield Bond                        0.40%         4,172
Bond Index                             0.35%         2,742
Money Market                          0.35%          3,264

Note 3. Federal Income Taxes
The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

Note 4. Investment Transactions
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

Year ended
December 31, 2001
--------------------------------------------------------------------
Subaccount                           Purchases        Sales
--------------------------------------------------------------------
Technology Stock                      $369,161        $7,650
Aggressive Growth                      424,849         2,881
Small Cap Stock                        666,846         7,664
Small Cap Index                      2,809,740       287,683
Mid Cap Stock                          720,604        13,706
Mid Cap Index                          272,560        15,472
International                        1,226,860       114,077
Capital Growth                       1,785,575        38,889
Large Company Index                  5,565,604       664,443
Equity Income                          263,601        24,268
Balanced                             1,516,792       324,194
High Yield Bond                        205,276        45,411
Bond Index                             385,583        34,978
Money Market                         3,529,068     2,742,333
--------------------------------------------------------------------
                                   $19,742,119    $4,323,649
====================================================================

Note 5. Summary of Changes from Unit Transactions
--------------------------------------------------------------------
Transactions in units of each subaccount were as follows:

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
---------------------------------------------------------------------
Year ended
December 31, 2001
Subaccount
---------------------------------------------------------------------
Technology Stock            48,823        5,098      43,725
Aggressive Growth           57,641        6,793      50,848
Small Cap Stock             73,112        7,810      65,302
Small Cap Index            333,002      150,017     182,985
Mid Cap Stock               84,994        9,260      75,734
Mid Cap Index               29,178        2,931      26,247
International              173,295       68,445     104,850
Capital Growth             213,267       23,906     189,361
Large Company Index        696,328      322,041     374,287
Equity Income               26,935        1,712      25,223
Balanced                   169,173       81,681      87,492
High Yield Bond             22,302        9,761      12,541
Bond Index                  33,094        6,633      26,461
Money Market             4,009,752    3,373,080     636,672
----------------------------------------------------------------------
                         5,970,896    4,069,168   1,901,728
======================================================================

                           Units      Units      Net Increase/
                            Sold     Redeemed      (Decrease)
----------------------------------------------------------------------
Year ended
December 31, 2000
Subaccount
----------------------------------------------------------------------
Small Cap Index            351,117       78,732     272,385
International              168,093       28,739     139,354
Large Company Index        707,241      184,594     522,647
Balanced                   183,437       62,781     120,656
High Yield Bond             21,748        5,539      16,209
Bond Index                  10,737        3,353       7,384
Money Market             4,745,648    4,673,659      71,989
------------------------------------------------------------------------
                         6,188,021    5,037,397   1,150,624
========================================================================

Note 6. Unit Values
A summary of unit values, units outstanding, net assets, and total returns, excluding charges levied against contracts, for variable life contracts is shown below. The following presentation does not disclose an expense ratio because no charges are levied directly against the separate account. However, a mortality and expense risk charge of 0.75% per year is levied against each contract on a monthly basis. Quoted total returns only reflect the change in the subaccounts unit value for the period; the quoted returns do not reflect deductions for charges and expenses at the contract level.

Year or Period Ended                                                                                Investment        Total
December 31, 2001:                                     Units        Unit Value     Net Assets      Income Ratio      Return
--------------------------------------------------------------------------------------------------------------------------------
Technology Stock Subaccount                           43,725           $8.25       $361,266            0.00%       (17.51)%*
Aggressive Growth Subaccount                         50,848             7.96        405,726            0.23        (20.42)*
Small Cap Stock Subaccount                             65,302          10.94        713,674            0.25          9.35*
Small Cap Index Subaccount                           623,185           12.04      7,376,413            0.40          6.38
Mid Cap Stock Subaccount                               75,734           9.02        682,827            0.47         (9.79)*
Mid Cap Index Subaccount                               26,247          10.22        268,243            1.02          2.19*
International Subaccount                              285,487           8.96      2,556,038            2.25        (25.49)
Capital Growth Subaccount                             189,361           9.14      1,718,870            0.57         (8.60)*
Large Company Index Subaccount                      1,488,611          10.77     16,030,659            1.00        (12.15)
Equity Income Subaccount                               25,223           9.38         237,445           1.56         (6.25)*
Balanced Subaccount                                   414,271          11.65      4,824,752            3.08         (3.49)
High Yield Bond Subaccount                             59,085           9.11        538,177            9.13          1.41
Bond Index Subaccount                                  46,560          12.67        589,915            6.11          8.47
Money Market Subaccount                             1,233,087           1.19      1,473,458            3.29          3.80

* Cumulative total return since commencement of operations on March 2, 2001.

Part II

Undertaking to File Reports
Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking
Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Bylaws of Aid Association for Lutherans do provide for the indemnification of officers, directors, employees or agents of the Company.

Representation Pursuant to Section 26(e)(2)(A)
AAL/LB represents that the fees and charges deducted under the Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AAL/LB.

Contents of Registration Statement
This Registration Statement comprises the following papers and documents:

The facing sheet
The prospectus
Undertaking to file reports
Rule 484 undertaking
Representation pursuant to Section 26(e) 2(A)
The signatures

Exhibits

Exhibit        Name of Exhibit                                         Incorporated by Reference          Filed
Number                                                                                                    Herewith

1.A.           Resolution of the Board of Directors of the Depositor   Initial Filing July 10, 1997
               authorizing the establishing AAL Variable Life
               Account I
1.A.2.         Not applicable
1.A.3.a.       Amended and Restated Principal Underwriting Agreement   Post Effective Amendment #4
               dated 1/1/2000                                          dated 4/20/00
1.A.3.b.       Specimen of Distribution Agreement with Registered      Post Effective Amendment #1
               Representatives                                         dated 3/31/98
1.A.3.c.       Schedule of Sales Commissions                           Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.4.         Amended and Restated Transfer Agency Agreement dated     Post Effective Amendment #6
               3/15/99                                                 dated 2/26/01
1.A.5.a.       Specimen Flexible Premium Variable Life Insurance       Initial Filing July 10, 1997
               Certificates
1.A.5.a.i      Variation of Specimen Flexible Premium Variable Life    Post Effective Amendment #5
               Insurance                                               dated 12/21/00
1.A.5.b.       Certificate Riders and Endorsements                     Initial Filing July 10, 1997
1.A.5.c.       Application Form                                        Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.6.a.       Articles of Incorporation of Depositor                  Initial Filing July 10, 1997
1.A.6.b.       Bylaws of Depositor                                                                             X
1.A.7.         Not Applicable
1.A.8.a.       Amended and Restated Participation Agreement between                                            X
               AAL, the Accounts and the Fund as of January 1, 2002
1.A.8.b.       Amended and Restated Participation Agreement between                                            X
               AAL, the Accounts, the AAL Savings Plan, CMC and the
               Fund dated January 1, 2002
1.A.8.c.       Form of Broker/Dealer Supervisory and Service Agent                                             X
               Agmt (cross-selling agreement)
1.A.9.         Second Amendment to the Trade Name/Service Mark         Post Effective Amendment #4
               Licensing Agreement by and Between AAL and the Fund     dated 4/20/00
               dated 3/15/99
1.A.10.        Not applicable
1.A.11.        Code of Ethics                                           Post Effective Amendment #6
                                                                       dated 2/26/01
2.             Opinion and Consent of Counsel as to the legality of                                            X
               the securities being registered (including written
               consent)
3.             Not applicable
4.             Not applicable
5.             Financial Data Schedule                                 Post Effective Amendment #4
                                                                       dated 4/20/00
6              Actuarial Opinion and Consent                                                                   X
7.A            Consent of Independent Auditors - Ernst & Young LLP                                             X
7.A.2          Consent of Independent Accountants                                                              X
               PriceWaterhouseCoopers LLC
8              Powers of Attorney                                                                              X

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Appleton, and State of Wisconsin on this 26th day of April 2002.

                                                     AAL VARIABLE LIFE ACCOUNT I
                                                     (Registrant)
                                              By:    Aid Association for Lutherans/Lutheran Brotherhood
                                                     (Depositor, on behalf of itself and Registrant)

/s/Bruce J. Nicholson                                President and Chief Executive Officer             April 26, 2002
---------------------------------------------        (Principal Executive Officer)
Bruce J. Nicholson

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ Bruce J. Nicholson                               President and Chief Executive Officer             April 26, 2002
---------------------------------------------        (Principal Executive Officer)
Bruce J. Nicholson

                                                     Executive Vice President and Chief Financial
/s/ Lawrence W. Stranghoener                         Officer                                           April 26, 2002
---------------------------------------------        (Principal Accounting Financial Officer)
Lawrence W. Stranghoener

All of the Board of Directors:

Richard E. Beumer                        James M. Hushagen                      Robert B. Peregrine
Dr. Addie J. Butler                      Richard C. Kessler                     Paul D. Schrage
Elizabeth A. Duda                        Richard C. Lundell                     Dr. Kurt M. Senske
John O. Gilbert                          John P. McDaniel                       Dr. Albert Siu
Gary J. Greenfield                       Paul W. Middeke                        Roger B. Wheeler
Robert H. Hoffman                                                               Rev. Thomas R. Zehnder

         Bruce J. Nicholson, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ Bruce J. Nicholson                                          April 26, 2002
-------------------------------------------
Bruce J. Nicholson
Attorney-in-Fact

Index of Exhibits

Exhibit        Name of Exhibit
Number

1.A.6.b.       Bylaws of Depositor

1.A.8.a.       Amended and Restated Participation Agreement between
               AAL, the Accounts and the Fund as of January 1, 2002

1.A.8.b.       Amended and Restated Participation Agreement between
               AAL, the Accounts, the AAL Savings Plan, CMC and the
               Fund dated January 1, 2002

1.A.8.c.       Form of Broker/Dealer Supervisory and Service Agent
               Agmt (cross-selling agreement)

2.             Opinion and Consent of Counsel as to the legality of
               the securities being registered (including written
               consent)

6              Actuarial Opinion and Consent

7.A            Consent of Independent Auditors - Ernst & Young LLP

7.A.2          Consent of Independent Accountants
               PriceWaterhouseCoopers LLC

8.             Powers of Attorney